REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy owners of
Paragon Separate Account A
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the divisions of Paragon Separate Account A (the "Separate Account") listed in Note 2 (collectively, the "Divisions") as of December 31, 2024, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions as of December 31, 2024, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the Separate Account's custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 26, 2025

We have served as the Separate Account's auditor since 2000.

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PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2024

	American Funds® American High- Income Trust Division	American Funds® Asset Allocation Division	American Funds® Global Growth Division	American Funds® Global Small Capitalization Division
Assets:
Investments at fair value	$5,432,923	$8,825,733	$7,289,844	$4,725,040
Due from Metropolitan Life Insurance Company	—	13	21	7
Total Assets	5,432,923	8,825,746	7,289,865	4,725,047
Liabilities:
Due to Metropolitan Life Insurance Company	4	—	—	—
Total Liabilities	4	—	—	—
Net Assets	$5,432,919	$8,825,746	$7,289,865	$4,725,047

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	American Funds® Growth Division	American Funds® Growth-Income Division	American Funds® International Division	American Funds® New World® Division	American Funds® The Bond Fund of America Division
Assets:
Investments at fair value	$98,413,115	$45,072,410	$8,873,542	$3,109,680	$2,551,720
Due from Metropolitan Life Insurance Company	520	96	33	10	1
Total Assets	98,413,635	45,072,506	8,873,575	3,109,690	2,551,721
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$98,413,635	$45,072,506	$8,873,575	$3,109,690	$2,551,721

The accompanying notes are an integral part of these financial statements.

	American Funds® U.S. Government Securities Division	American Funds® Ultra-Short Bond Division	BHFTI SSGA Emerging Markets Enhanced Index II Division	BHFTII MetLife Russell 2000® Index Division	Fidelity® VIP Contrafund® Division
Assets:
Investments at fair value	$3,091,273	$5,523,153	$403,265	$2,112,128	$11,218,289
Due from Metropolitan Life Insurance Company	1	—	—	—	43
Total Assets	3,091,274	5,523,153	403,265	2,112,128	11,218,332
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	2	—
Total Liabilities	—	—	—	2	—
Net Assets	$3,091,274	$5,523,153	$403,265	$2,112,126	$11,218,332

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2024

	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division
Assets:
Investments at fair value	$6,020,519	$313,129	$1,461,022	$11,028,097	$7,026,855
Due from Metropolitan Life Insurance Company	—	—	1	13	8
Total Assets	6,020,519	313,129	1,461,023	11,028,110	7,026,863
Liabilities:
Due to Metropolitan Life Insurance Company	6	—	—	—	—
Total Liabilities	6	—	—	—	—
Net Assets	$6,020,513	$313,129	$1,461,023	$11,028,110	$7,026,863

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Mid Cap Division	MFS® VIT Growth Division	MFS® VIT New Discovery Division
Assets:
Investments at fair value	$4,245,183	$15,615,852	$10,453,628	$3,924,741	$1,574,208
Due from Metropolitan Life Insurance Company	4	41	—	20	—
Total Assets	4,245,187	15,615,893	10,453,628	3,924,761	1,574,208
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$4,245,187	$15,615,893	$10,453,628	$3,924,761	$1,574,208

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2024

MFS® VIT Total Return Division
Assets:
Investments at fair value	$1,378,538
Due from Metropolitan Life Insurance Company	—
Total Assets	1,378,538
Liabilities:
Due to Metropolitan Life Insurance Company	1
Total Liabilities	1
Net Assets	$1,378,537

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the years ended December 31, 2024, 2023 and 2022

	American Funds® American High-Income Trust Division			American Funds® Asset Allocation Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$361,622	$369,144	$441,475	$207,727	$191,706	$165,352
Expenses:
Mortality and expense risk charges	42,816	39,819	42,374	70,669	59,754	66,205
Net investment income (loss)	318,806	329,325	399,101	137,058	131,952	99,147
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	385,009	290,257	881,705
Realized gains (losses) on sale of investments	(46,814)	(211,718)	(67,370)	153,559	(14,824)	90,279
Net realized gains (losses)	(46,814)	(211,718)	(67,370)	538,568	275,433	971,984
Change in unrealized gains (losses) on investments	219,108	471,475	(922,125)	644,419	590,847	(2,531,712)
Net realized and changes in unrealized gains (losses) on investments	172,294	259,757	(989,495)	1,182,987	866,280	(1,559,728)
Net increase (decrease) in net assets resulting from operations	$491,100	$589,082	$(590,394)	$1,320,045	$998,232	$(1,460,581)

The accompanying notes are an integral part of these financial statements.

	American Funds® Global Growth Division
	2024	2023	2022
Investment Income:
Dividends	$129,161	$76,990	$61,617
Expenses:
Mortality and expense risk charges	56,973	51,371	51,664
Net investment income (loss)	72,188	25,619	9,953
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	203,119	510,409	758,169
Realized gains (losses) on sale of investments	267,805	84,227	80,960
Net realized gains (losses)	470,924	594,636	839,129
Change in unrealized gains (losses) on investments	363,173	718,208	(3,075,785)
Net realized and changes in unrealized gains (losses) on investments	834,097	1,312,844	(2,236,656)
Net increase (decrease) in net assets resulting from operations	$906,285	$1,338,463	$(2,226,703)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$61,604	$23,501	$—	$520,990	$438,341	$436,249
Expenses:
Mortality and expense risk charges	38,589	37,556	39,242	724,056	573,699	596,459
Net investment income (loss)	23,015	(14,055)	(39,242)	(203,066)	(135,358)	(160,210)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	175,928	60,443	1,738,437	2,051,379	4,055,384	10,890,212
Realized gains (losses) on sale of investments	(172,460)	(220,591)	(187,853)	2,647,898	160,270	694,215
Net realized gains (losses)	3,468	(160,148)	1,550,584	4,699,277	4,215,654	11,584,427
Change in unrealized gains (losses) on investments	56,093	869,650	(3,630,083)	19,928,386	19,238,914	(41,181,081)
Net realized and changes in unrealized gains (losses) on investments	59,561	709,502	(2,079,499)	24,627,663	23,454,568	(29,596,654)
Net increase (decrease) in net assets resulting from operations	$82,576	$695,447	$(2,118,741)	$24,424,597	$23,319,210	$(29,756,864)

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2024	2023	2022
Investment Income:
Dividends	$577,942	$590,154	$584,645
Expenses:
Mortality and expense risk charges	347,729	295,916	302,222
Net investment income (loss)	230,213	294,238	282,423
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,926,678	1,938,862	3,744,894
Realized gains (losses) on sale of investments	1,722,551	978,989	674,766
Net realized gains (losses)	3,649,229	2,917,851	4,419,660
Change in unrealized gains (losses) on investments	5,262,354	5,353,856	(12,365,320)
Net realized and changes in unrealized gains (losses) on investments	8,911,583	8,271,707	(7,945,660)
Net increase (decrease) in net assets resulting from operations	$9,141,796	$8,565,945	$(7,663,237)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	American Funds® International Division			American Funds® New World® Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$135,136	$142,314	$189,270	$51,968	$51,371	$49,602
Expenses:
Mortality and expense risk charges	77,894	73,173	74,705	25,357	23,237	24,685
Net investment income (loss)	57,242	69,141	114,565	26,611	28,134	24,917
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	1,304,853	15,323	—	295,249
Realized gains (losses) on sale of investments	55,497	(135,202)	(93,847)	56,133	(14,240)	(20,534)
Net realized gains (losses)	55,497	(135,202)	1,211,006	71,456	(14,240)	274,715
Change in unrealized gains (losses) on investments	171,629	1,376,379	(3,785,149)	102,571	416,594	(1,248,700)
Net realized and changes in unrealized gains (losses) on investments	227,126	1,241,177	(2,574,143)	174,027	402,354	(973,985)
Net increase (decrease) in net assets resulting from operations	$284,368	$1,310,318	$(2,459,578)	$200,638	$430,488	$(949,068)

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Division
	2024	2023	2022
Investment Income:
Dividends	$111,963	$99,816	$79,422
Expenses:
Mortality and expense risk charges	20,360	19,767	18,675
Net investment income (loss)	91,603	80,049	60,747
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	27,826
Realized gains (losses) on sale of investments	(63,573)	(76,016)	(41,043)
Net realized gains (losses)	(63,573)	(76,016)	(13,217)
Change in unrealized gains (losses) on investments	(7,377)	99,969	(393,850)
Net realized and changes in unrealized gains (losses) on investments	(70,950)	23,953	(407,067)
Net increase (decrease) in net assets resulting from operations	$20,653	$104,002	$(346,320)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	American Funds® U.S. Government Securities Division			American Funds® Ultra-Short Bond Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$130,951	$121,503	$133,444	$293,088	$245,548	$42,093
Expenses:
Mortality and expense risk charges	24,045	23,617	25,412	41,345	41,477	42,144
Net investment income (loss)	106,906	97,886	108,032	251,743	204,071	(51)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	(103,399)	(85,681)	(187,681)	23,788	47,790	(6,008)
Net realized gains (losses)	(103,399)	(85,681)	(187,681)	23,788	47,790	(6,008)
Change in unrealized gains (losses) on investments	8,277	62,191	(339,361)	(47,351)	(30,371)	45,307
Net realized and changes in unrealized gains (losses) on investments	(95,122)	(23,490)	(527,042)	(23,563)	17,419	39,299
Net increase (decrease) in net assets resulting from operations	$11,784	$74,396	$(419,010)	$228,180	$221,490	$39,248

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Emerging Markets Enhanced Index II Division
	2024	2023	2022
Investment Income:
Dividends	$8,778	$6,002	$5,779
Expenses:
Mortality and expense risk charges	3,671	3,819	4,302
Net investment income (loss)	5,107	2,183	1,477
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	81,068
Realized gains (losses) on sale of investments	(26,533)	(52,039)	(35,651)
Net realized gains (losses)	(26,533)	(52,039)	45,417
Change in unrealized gains (losses) on investments	40,033	79,443	(222,212)
Net realized and changes in unrealized gains (losses) on investments	13,500	27,404	(176,795)
Net increase (decrease) in net assets resulting from operations	$18,607	$29,587	$(175,318)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	BHFTII MetLife Russell 2000® Index Division			Fidelity® VIP Contrafund® Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$27,386	$24,575	$22,108	$19,739	$40,672	$38,509
Expenses:
Mortality and expense risk charges	14,587	13,467	15,175	78,750	59,567	55,928
Net investment income (loss)	12,799	11,108	6,933	(59,011)	(18,895)	(17,419)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	62,863	32,305	364,932	1,262,443	289,585	361,871
Realized gains (losses) on sale of investments	(22,841)	(103,311)	(54,210)	518,594	117,554	69,956
Net realized gains (losses)	40,022	(71,006)	310,722	1,781,037	407,139	431,827
Change in unrealized gains (losses) on investments	137,541	321,159	(824,289)	1,131,060	1,837,254	(2,951,610)
Net realized and changes in unrealized gains (losses) on investments	177,563	250,153	(513,567)	2,912,097	2,244,393	(2,519,783)
Net increase (decrease) in net assets resulting from operations	$190,362	$261,261	$(506,634)	$2,853,086	$2,225,498	$(2,537,202)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Division
	2024	2023	2022
Investment Income:
Dividends	$105,235	$102,956	$97,551
Expenses:
Mortality and expense risk charges	44,141	39,399	37,031
Net investment income (loss)	61,094	63,557	60,520
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	342,401	154,541	170,541
Realized gains (losses) on sale of investments	120,177	33,808	21,222
Net realized gains (losses)	462,578	188,349	191,763
Change in unrealized gains (losses) on investments	241,213	253,063	(543,084)
Net realized and changes in unrealized gains (losses) on investments	703,791	441,412	(351,321)
Net increase (decrease) in net assets resulting from operations	$764,885	$504,969	$(290,801)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	Fidelity® VIP Freedom 2010 Division			Fidelity® VIP Freedom 2020 Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$11,114	$10,382	$5,996	$42,007	$86,302	$54,920
Expenses:
Mortality and expense risk charges	2,271	1,907	1,901	12,206	19,837	19,863
Net investment income (loss)	8,843	8,475	4,095	29,801	66,465	35,057
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	264	16,776	12,621	40,417	17,906	263,852
Realized gains (losses) on sale of investments	(1,178)	(9,350)	(915)	(67,686)	(13,864)	(21,913)
Net realized gains (losses)	(914)	7,426	11,706	(27,269)	4,042	241,939
Change in unrealized gains (losses) on investments	5,089	6,489	(50,206)	97,718	221,285	(766,172)
Net realized and changes in unrealized gains (losses) on investments	4,175	13,915	(38,500)	70,449	225,327	(524,233)
Net increase (decrease) in net assets resulting from operations	$13,018	$22,390	$(34,405)	$100,250	$291,792	$(489,176)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division
	2024	2023	2022
Investment Income:
Dividends	$246,661	$167,101	$119,857
Expenses:
Mortality and expense risk charges	78,816	49,068	46,059
Net investment income (loss)	167,845	118,033	73,798
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	23,730	—	404,863
Realized gains (losses) on sale of investments	53,313	10,458	2,809
Net realized gains (losses)	77,043	10,458	407,672
Change in unrealized gains (losses) on investments	588,733	734,095	(1,703,747)
Net realized and changes in unrealized gains (losses) on investments	665,776	744,553	(1,296,075)
Net increase (decrease) in net assets resulting from operations	$833,621	$862,586	$(1,222,277)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$99,302	$83,223	$73,048	$54,587	$43,124	$38,011
Expenses:
Mortality and expense risk charges	50,162	37,139	31,811	28,497	20,551	16,531
Net investment income (loss)	49,140	46,084	41,237	26,090	22,573	21,480
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	105,191	66,297	348,266	68,588	39,187	175,788
Realized gains (losses) on sale of investments	102,008	16,485	41,264	64,121	1,027	(14,027)
Net realized gains (losses)	207,199	82,782	389,530	132,709	40,214	161,761
Change in unrealized gains (losses) on investments	466,178	701,478	(1,343,617)	265,200	397,432	(668,160)
Net realized and changes in unrealized gains (losses) on investments	673,377	784,260	(954,087)	397,909	437,646	(506,399)
Net increase (decrease) in net assets resulting from operations	$722,517	$830,344	$(912,850)	$423,999	$460,219	$(484,919)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division
	2024	2023	2022
Investment Income:
Dividends	$192,757	$183,686	$161,983
Expenses:
Mortality and expense risk charges	114,395	89,937	80,882
Net investment income (loss)	78,362	93,749	81,101
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,253	107,072	81,636
Realized gains (losses) on sale of investments	1,251,461	374,304	294,015
Net realized gains (losses)	1,260,714	481,376	375,651
Change in unrealized gains (losses) on investments	1,855,481	2,127,874	(2,798,076)
Net realized and changes in unrealized gains (losses) on investments	3,116,195	2,609,250	(2,422,425)
Net increase (decrease) in net assets resulting from operations	$3,194,557	$2,702,999	$(2,341,324)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	Fidelity® VIP Mid Cap Division			MFS® VIT Growth Division
	2024	2023	2022	2024	2023	2022
Investment Income:
Dividends	$55,717	$54,781	$44,844	$—	$—	$—
Expenses:
Mortality and expense risk charges	76,702	67,197	65,965	28,372	18,382	16,988
Net investment income (loss)	(20,985)	(12,416)	(21,121)	(28,372)	(18,382)	(16,988)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,297,518	250,152	578,813	277,743	198,385	262,789
Realized gains (losses) on sale of investments	174,517	(13,815)	(10,561)	122,764	(15,225)	(22,643)
Net realized gains (losses)	1,472,035	236,337	568,252	400,507	183,160	240,146
Change in unrealized gains (losses) on investments	54,454	990,566	(2,124,825)	586,954	557,372	(1,173,249)
Net realized and changes in unrealized gains (losses) on investments	1,526,489	1,226,903	(1,556,573)	987,461	740,532	(933,103)
Net increase (decrease) in net assets resulting from operations	$1,505,504	$1,214,487	$(1,577,694)	$959,089	$722,150	$(950,091)

The accompanying notes are an integral part of these financial statements.

	MFS® VIT New Discovery Division
	2024	2023	2022
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	12,079	13,389	13,661
Net investment income (loss)	(12,079)	(13,389)	(13,661)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	566,518
Realized gains (losses) on sale of investments	(176,863)	(92,189)	(66,921)
Net realized gains (losses)	(176,863)	(92,189)	499,597
Change in unrealized gains (losses) on investments	290,574	333,883	(1,217,122)
Net realized and changes in unrealized gains (losses) on investments	113,711	241,694	(717,525)
Net increase (decrease) in net assets resulting from operations	$101,632	$228,305	$(731,186)

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the years ended December 31, 2024, 2023 and 2022

	MFS® VIT Total Return Division
	2024	2023	2022
Investment Income:
Dividends	$33,208	$25,288	$22,827
Expenses:
Mortality and expense risk charges	10,028	9,220	9,588
Net investment income (loss)	23,180	16,068	13,239
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	64,289	52,667	114,174
Realized gains (losses) on sale of investments	447	(13,532)	(5,692)
Net realized gains (losses)	64,736	39,135	108,482
Change in unrealized gains (losses) on investments	(742)	56,336	(262,814)
Net realized and changes in unrealized gains (losses) on investments	63,994	95,471	(154,332)
Net increase (decrease) in net assets resulting from operations	$87,174	$111,539	$(141,093)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2024, 2023 and 2022

	American Funds® American High-Income Trust Division			American Funds® Asset Allocation Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$318,806	$329,325	$399,101	$137,058	$131,952	$99,147
Net realized gains (losses)	(46,814)	(211,718)	(67,370)	538,568	275,433	971,984
Change in unrealized gains (losses) on investments	219,108	471,475	(922,125)	644,419	590,847	(2,531,712)
Net increase (decrease) in net assets resulting from operations	491,100	589,082	(590,394)	1,320,045	998,232	(1,460,581)
Policy Transactions:
Premium payments received from Policy owners	560,027	544,048	542,607	671,784	685,870	664,892
Net transfers (including fixed account)	4,164	59,648	(144,357)	89,895	415,931	(684,529)
Policy charges	(299,964)	(299,723)	(298,968)	(503,052)	(589,334)	(596,949)
Transfers for Policy benefits and terminations	(723,625)	(944,677)	(356,542)	(1,142,637)	(286,044)	(1,638,048)
Net increase (decrease) in net assets resulting from Policy transactions	(459,398)	(640,704)	(257,260)	(884,010)	226,423	(2,254,634)
Net increase (decrease) in net assets	31,702	(51,622)	(847,654)	436,035	1,224,655	(3,715,215)
Net Assets:
Beginning of year	5,401,217	5,452,839	6,300,493	8,389,711	7,165,056	10,880,271
End of year	$5,432,919	$5,401,217	$5,452,839	$8,825,746	$8,389,711	$7,165,056

The accompanying notes are an integral part of these financial statements.

	American Funds® Global Growth Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$72,188	$25,619	$9,953
Net realized gains (losses)	470,924	594,636	839,129
Change in unrealized gains (losses) on investments	363,173	718,208	(3,075,785)
Net increase (decrease) in net assets resulting from operations	906,285	1,338,463	(2,226,703)
Policy Transactions:
Premium payments received from Policy owners	529,130	511,200	509,803
Net transfers (including fixed account)	(304,229)	31,347	(138,770)
Policy charges	(288,586)	(297,164)	(302,674)
Transfers for Policy benefits and terminations	(814,846)	(524,796)	(501,424)
Net increase (decrease) in net assets resulting from Policy transactions	(878,531)	(279,413)	(433,065)
Net increase (decrease) in net assets	27,754	1,059,050	(2,659,768)
Net Assets:
Beginning of year	7,262,111	6,203,061	8,862,829
End of year	$7,289,865	$7,262,111	$6,203,061

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$23,015	$(14,055)	$(39,242)	$(203,066)	$(135,358)	$(160,210)
Net realized gains (losses)	3,468	(160,148)	1,550,584	4,699,277	4,215,654	11,584,427
Change in unrealized gains (losses) on investments	56,093	869,650	(3,630,083)	19,928,386	19,238,914	(41,181,081)
Net increase (decrease) in net assets resulting from operations	82,576	695,447	(2,118,741)	24,424,597	23,319,210	(29,756,864)
Policy Transactions:
Premium payments received from Policy owners	494,017	496,951	505,858	2,584,813	2,601,415	2,654,251
Net transfers (including fixed account)	(166,778)	187,827	(316,367)	(242,653)	(858,463)	(1,349,087)
Policy charges	(249,138)	(240,810)	(243,172)	(2,712,875)	(2,553,180)	(2,541,902)
Transfers for Policy benefits and terminations	(591,152)	(525,371)	(651,472)	(7,871,332)	(4,666,279)	(5,844,697)
Net increase (decrease) in net assets resulting from Policy transactions	(513,051)	(81,403)	(705,153)	(8,242,047)	(5,476,507)	(7,081,435)
Net increase (decrease) in net assets	(430,475)	614,044	(2,823,894)	16,182,550	17,842,703	(36,838,299)
Net Assets:
Beginning of year	5,155,522	4,541,478	7,365,372	82,231,085	64,388,382	101,226,681
End of year	$4,725,047	$5,155,522	$4,541,478	$98,413,635	$82,231,085	$64,388,382

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$230,213	$294,238	$282,423
Net realized gains (losses)	3,649,229	2,917,851	4,419,660
Change in unrealized gains (losses) on investments	5,262,354	5,353,856	(12,365,320)
Net increase (decrease) in net assets resulting from operations	9,141,796	8,565,945	(7,663,237)
Policy Transactions:
Premium payments received from Policy owners	1,695,847	1,647,494	1,651,005
Net transfers (including fixed account)	5,106	(272,358)	(271,845)
Policy charges	(1,530,745)	(1,459,046)	(1,451,692)
Transfers for Policy benefits and terminations	(4,528,436)	(4,278,939)	(1,893,589)
Net increase (decrease) in net assets resulting from Policy transactions	(4,358,228)	(4,362,849)	(1,966,121)
Net increase (decrease) in net assets	4,783,568	4,203,096	(9,629,358)
Net Assets:
Beginning of year	40,288,938	36,085,842	45,715,200
End of year	$45,072,506	$40,288,938	$36,085,842

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	American Funds® International Division			American Funds® New World® Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$57,242	$69,141	$114,565	$26,611	$28,134	$24,917
Net realized gains (losses)	55,497	(135,202)	1,211,006	71,456	(14,240)	274,715
Change in unrealized gains (losses) on investments	171,629	1,376,379	(3,785,149)	102,571	416,594	(1,248,700)
Net increase (decrease) in net assets resulting from operations	284,368	1,310,318	(2,459,578)	200,638	430,488	(949,068)
Policy Transactions:
Premium payments received from Policy owners	689,334	697,489	717,464	398,075	392,514	426,433
Net transfers (including fixed account)	(62,732)	(148,237)	(64,217)	(249,076)	132,330	(92,583)
Policy charges	(405,350)	(411,657)	(400,869)	(213,865)	(202,009)	(204,997)
Transfers for Policy benefits and terminations	(1,153,870)	(801,153)	(710,471)	(237,007)	(467,389)	(536,650)
Net increase (decrease) in net assets resulting from Policy transactions	(932,618)	(663,558)	(458,093)	(301,873)	(144,554)	(407,797)
Net increase (decrease) in net assets	(648,250)	646,760	(2,917,671)	(101,235)	285,934	(1,356,865)
Net Assets:
Beginning of year	9,521,825	8,875,065	11,792,736	3,210,925	2,924,991	4,281,856
End of year	$8,873,575	$9,521,825	$8,875,065	$3,109,690	$3,210,925	$2,924,991

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$91,603	$80,049	$60,747
Net realized gains (losses)	(63,573)	(76,016)	(13,217)
Change in unrealized gains (losses) on investments	(7,377)	99,969	(393,850)
Net increase (decrease) in net assets resulting from operations	20,653	104,002	(346,320)
Policy Transactions:
Premium payments received from Policy owners	320,244	324,923	332,285
Net transfers (including fixed account)	(215,360)	406,407	133,385
Policy charges	(112,006)	(116,917)	(117,634)
Transfers for Policy benefits and terminations	(281,936)	(276,799)	(162,948)
Net increase (decrease) in net assets resulting from Policy transactions	(289,058)	337,614	185,088
Net increase (decrease) in net assets	(268,405)	441,616	(161,232)
Net Assets:
Beginning of year	2,820,126	2,378,510	2,539,742
End of year	$2,551,721	$2,820,126	$2,378,510

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	American Funds® U.S. Government Securities Division			American Funds® Ultra-Short Bond Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$106,906	$97,886	$108,032	$251,743	$204,071	$(51)
Net realized gains (losses)	(103,399)	(85,681)	(187,681)	23,788	47,790	(6,008)
Change in unrealized gains (losses) on investments	8,277	62,191	(339,361)	(47,351)	(30,371)	45,307
Net increase (decrease) in net assets resulting from operations	11,784	74,396	(419,010)	228,180	221,490	39,248
Policy Transactions:
Premium payments received from Policy owners	438,659	420,908	399,919	1,129,622	1,161,669	1,146,411
Net transfers (including fixed account)	120,888	(50,330)	72,722	38,315	(891,084)	298,094
Policy charges	(239,310)	(235,590)	(233,430)	(741,456)	(785,894)	(789,272)
Transfers for Policy benefits and terminations	(421,994)	(204,169)	(466,156)	(360,603)	(549,659)	(1,548,030)
Net increase (decrease) in net assets resulting from Policy transactions	(101,757)	(69,181)	(226,945)	65,878	(1,064,968)	(892,797)
Net increase (decrease) in net assets	(89,973)	5,215	(645,955)	294,058	(843,478)	(853,549)
Net Assets:
Beginning of year	3,181,247	3,176,032	3,821,987	5,229,095	6,072,573	6,926,122
End of year	$3,091,274	$3,181,247	$3,176,032	$5,523,153	$5,229,095	$6,072,573
The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Emerging Markets Enhanced Index II Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,107	$2,183	$1,477
Net realized gains (losses)	(26,533)	(52,039)	45,417
Change in unrealized gains (losses) on investments	40,033	79,443	(222,212)
Net increase (decrease) in net assets resulting from operations	18,607	29,587	(175,318)
Policy Transactions:
Premium payments received from Policy owners	75,405	88,114	120,589
Net transfers (including fixed account)	(91,068)	31,681	(13,077)
Policy charges	(21,713)	(22,954)	(33,210)
Transfers for Policy benefits and terminations	(97,345)	(186,497)	(3,760)
Net increase (decrease) in net assets resulting from Policy transactions	(134,721)	(89,656)	70,542
Net increase (decrease) in net assets	(116,114)	(60,069)	(104,776)
Net Assets:
Beginning of year	519,379	579,448	684,224
End of year	$403,265	$519,379	$579,448

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	BHFTII MetLife Russell 2000® Index Division			Fidelity® VIP Contrafund® Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,799	$11,108	$6,933	$(59,011)	$(18,895)	$(17,419)
Net realized gains (losses)	40,022	(71,006)	310,722	1,781,037	407,139	431,827
Change in unrealized gains (losses) on investments	137,541	321,159	(824,289)	1,131,060	1,837,254	(2,951,610)
Net increase (decrease) in net assets resulting from operations	190,362	261,261	(506,634)	2,853,086	2,225,498	(2,537,202)
Policy Transactions:
Premium payments received from Policy owners	208,459	198,428	221,257	665,159	516,501	531,797
Net transfers (including fixed account)	167,355	(170,487)	(41,664)	(456,337)	255,000	82,179
Policy charges	(67,378)	(69,957)	(76,325)	(319,737)	(261,134)	(238,448)
Transfers for Policy benefits and terminations	(209,866)	(250,108)	(143,166)	(708,451)	(413,227)	(269,351)
Net increase (decrease) in net assets resulting from Policy transactions	98,570	(292,124)	(39,898)	(819,366)	97,140	106,177
Net increase (decrease) in net assets	288,932	(30,863)	(546,532)	2,033,720	2,322,638	(2,431,025)
Net Assets:
Beginning of year	1,823,194	1,854,057	2,400,589	9,184,612	6,861,974	9,292,999
End of year	$2,112,126	$1,823,194	$1,854,057	$11,218,332	$9,184,612	$6,861,974

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$61,094	$63,557	$60,520
Net realized gains (losses)	462,578	188,349	191,763
Change in unrealized gains (losses) on investments	241,213	253,063	(543,084)
Net increase (decrease) in net assets resulting from operations	764,885	504,969	(290,801)
Policy Transactions:
Premium payments received from Policy owners	443,408	443,158	416,907
Net transfers (including fixed account)	(243,778)	(16,868)	313,985
Policy charges	(171,154)	(164,442)	(158,403)
Transfers for Policy benefits and terminations	(382,433)	(328,675)	(134,500)
Net increase (decrease) in net assets resulting from Policy transactions	(353,957)	(66,827)	437,989
Net increase (decrease) in net assets	410,928	438,142	147,188
Net Assets:
Beginning of year	5,609,585	5,171,443	5,024,255
End of year	$6,020,513	$5,609,585	$5,171,443

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	Fidelity® VIP Freedom 2010 Division			Fidelity® VIP Freedom 2020 Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,843	$8,475	$4,095	$29,801	$66,465	$35,057
Net realized gains (losses)	(914)	7,426	11,706	(27,269)	4,042	241,939
Change in unrealized gains (losses) on investments	5,089	6,489	(50,206)	97,718	221,285	(766,172)
Net increase (decrease) in net assets resulting from operations	13,018	22,390	(34,405)	100,250	291,792	(489,176)
Policy Transactions:
Premium payments received from Policy owners	60,655	59,377	53,772	210,534	227,941	246,575
Net transfers (including fixed account)	(106)	(67,211)	69,148	9,893	(19,502)	(5,429)
Policy charges	(19,889)	(18,814)	(19,622)	(128,234)	(122,946)	(128,430)
Transfers for Policy benefits and terminations	(18,243)	(21,828)	(317)	(1,586,450)	(8,329)	(136,729)
Net increase (decrease) in net assets resulting from Policy transactions	22,417	(48,476)	102,981	(1,494,257)	77,164	(24,013)
Net increase (decrease) in net assets	35,435	(26,086)	68,576	(1,394,007)	368,956	(513,189)
Net Assets:
Beginning of year	277,694	303,780	235,204	2,855,030	2,486,074	2,999,263
End of year	$313,129	$277,694	$303,780	$1,461,023	$2,855,030	$2,486,074

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$167,845	$118,033	$73,798
Net realized gains (losses)	77,043	10,458	407,672
Change in unrealized gains (losses) on investments	588,733	734,095	(1,703,747)
Net increase (decrease) in net assets resulting from operations	833,621	862,586	(1,222,277)
Policy Transactions:
Premium payments received from Policy owners	955,907	817,386	796,253
Net transfers (including fixed account)	2,384,106	432,330	595
Policy charges	(269,403)	(217,189)	(199,003)
Transfers for Policy benefits and terminations	(155,640)	(530,701)	(345,583)
Net increase (decrease) in net assets resulting from Policy transactions	2,914,970	501,826	252,262
Net increase (decrease) in net assets	3,748,591	1,364,412	(970,015)
Net Assets:
Beginning of year	7,279,519	5,915,107	6,885,122
End of year	$11,028,110	$7,279,519	$5,915,107

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$49,140	$46,084	$41,237	$26,090	$22,573	$21,480
Net realized gains (losses)	207,199	82,782	389,530	132,709	40,214	161,761
Change in unrealized gains (losses) on investments	466,178	701,478	(1,343,617)	265,200	397,432	(668,160)
Net increase (decrease) in net assets resulting from operations	722,517	830,344	(912,850)	423,999	460,219	(484,919)
Policy Transactions:
Premium payments received from Policy owners	937,023	854,430	796,581	1,018,098	795,397	671,077
Net transfers (including fixed account)	187,669	64,403	2,558	39,668	11,220	(161,256)
Policy charges	(167,176)	(144,162)	(123,115)	(94,448)	(78,299)	(62,347)
Transfers for Policy benefits and terminations	(343,735)	(262,633)	(294,578)	(321,010)	(295,890)	(148,793)
Net increase (decrease) in net assets resulting from Policy transactions	613,781	512,038	381,446	642,308	432,428	298,681
Net increase (decrease) in net assets	1,336,298	1,342,382	(531,404)	1,066,307	892,647	(186,238)
Net Assets:
Beginning of year	5,690,565	4,348,183	4,879,587	3,178,880	2,286,233	2,472,471
End of year	$7,026,863	$5,690,565	$4,348,183	$4,245,187	$3,178,880	$2,286,233

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Index 500 Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$78,362	$93,749	$81,101
Net realized gains (losses)	1,260,714	481,376	375,651
Change in unrealized gains (losses) on investments	1,855,481	2,127,874	(2,798,076)
Net increase (decrease) in net assets resulting from operations	3,194,557	2,702,999	(2,341,324)
Policy Transactions:
Premium payments received from Policy owners	1,618,802	1,377,176	1,159,618
Net transfers (including fixed account)	(185,724)	364,870	(154,300)
Policy charges	(398,516)	(353,621)	(301,069)
Transfers for Policy benefits and terminations	(2,256,452)	(840,632)	(264,835)
Net increase (decrease) in net assets resulting from Policy transactions	(1,221,890)	547,793	439,414
Net increase (decrease) in net assets	1,972,667	3,250,792	(1,901,910)
Net Assets:
Beginning of year	13,643,226	10,392,434	12,294,344
End of year	$15,615,893	$13,643,226	$10,392,434

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)
For the years ended December 31, 2024, 2023 and 2022

	Fidelity® VIP Mid Cap Division			MFS® VIT Growth Division
	2024	2023	2022	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(20,985)	$(12,416)	$(21,121)	$(28,372)	$(18,382)	$(16,988)
Net realized gains (losses)	1,472,035	236,337	568,252	400,507	183,160	240,146
Change in unrealized gains (losses) on investments	54,454	990,566	(2,124,825)	586,954	557,372	(1,173,249)
Net increase (decrease) in net assets resulting from operations	1,505,504	1,214,487	(1,577,694)	959,089	722,150	(950,091)
Policy Transactions:
Premium payments received from Policy owners	860,510	828,881	830,120	451,538	320,559	332,182
Net transfers (including fixed account)	(311,954)	(112,821)	(94,803)	152,102	115,670	1,990
Policy charges	(357,528)	(343,986)	(330,648)	(128,568)	(100,552)	(98,365)
Transfers for Policy benefits and terminations	(925,494)	(541,230)	(378,187)	(468,592)	(93,598)	(127,597)
Net increase (decrease) in net assets resulting from Policy transactions	(734,466)	(169,156)	26,482	6,480	242,079	108,210
Net increase (decrease) in net assets	771,038	1,045,331	(1,551,212)	965,569	964,229	(841,881)
Net Assets:
Beginning of year	9,682,590	8,637,259	10,188,471	2,959,192	1,994,963	2,836,844
End of year	$10,453,628	$9,682,590	$8,637,259	$3,924,761	$2,959,192	$1,994,963

The accompanying notes are an integral part of these financial statements.

	MFS® VIT New Discovery Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,079)	$(13,389)	$(13,661)
Net realized gains (losses)	(176,863)	(92,189)	499,597
Change in unrealized gains (losses) on investments	290,574	333,883	(1,217,122)
Net increase (decrease) in net assets resulting from operations	101,632	228,305	(731,186)
Policy Transactions:
Premium payments received from Policy owners	216,143	205,506	194,972
Net transfers (including fixed account)	(52,652)	(41,878)	(74,553)
Policy charges	(57,168)	(55,279)	(56,109)
Transfers for Policy benefits and terminations	(536,828)	(100,883)	(122,429)
Net increase (decrease) in net assets resulting from Policy transactions	(430,505)	7,466	(58,119)
Net increase (decrease) in net assets	(328,873)	235,771	(789,305)
Net Assets:
Beginning of year	1,903,081	1,667,310	2,456,615
End of year	$1,574,208	$1,903,081	$1,667,310

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)
For the years ended December 31, 2024, 2023 and 2022

	MFS® VIT Total Return Division
	2024	2023	2022
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$23,180	$16,068	$13,239
Net realized gains (losses)	64,736	39,135	108,482
Change in unrealized gains (losses) on investments	(742)	56,336	(262,814)
Net increase (decrease) in net assets resulting from operations	87,174	111,539	(141,093)
Policy Transactions:
Premium payments received from Policy owners	97,796	120,173	131,633
Net transfers (including fixed account)	3,264	(22,601)	29,306
Policy charges	(42,274)	(46,280)	(50,267)
Transfers for Policy benefits and terminations	(6,121)	(146,194)	(109,091)
Net increase (decrease) in net assets resulting from Policy transactions	52,665	(94,902)	1,581
Net increase (decrease) in net assets	139,839	16,637	(139,512)
Net Assets:
Beginning of year	1,238,698	1,222,061	1,361,573
End of year	$1,378,537	$1,238,698	$1,222,061

The accompanying notes are an integral part of these financial statements.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Paragon Separate Account A (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Paragon Life Insurance Company ("Paragon") on October 30, 1987 to support operations of Paragon with respect to certain variable life insurance policies (the "Policies"). On May 1, 2006, Paragon merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund, portfolio or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")

Brighthouse Funds Trust I ("BHFTI")

Brighthouse Funds Trust II ("BHFTII")

Fidelity® Variable Insurance Products ("Fidelity VIP")

MFS® Variable Insurance Trust ("MFS VIT")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner.

The following Divisions had net assets as of December 31, 2024:

American Funds® American High-Income Trust Division

American Funds® Asset Allocation Division

American Funds® Global Growth Division

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

American Funds® International Division

American Funds® New World® Division

American Funds® The Bond Fund of America Division

American Funds® U.S. Government Securities Division

American Funds® Ultra-Short Bond Division

BHFTI SSGA Emerging Markets Enhanced Index II Division

BHFTII MetLife Russell 2000® Index Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Freedom 2010 Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Index 500 Division

Fidelity® VIP Mid Cap Division

MFS® VIT Growth Division

MFS® VIT New Discovery Division

MFS® VIT Total Return Division

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGE

The operations of the Divisions were affected by the following change that occurred during the year ended December 31, 2024:

Name Change:

Former Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

New Name

BHFTI SSGA Emerging Markets Enhanced Index II Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund, portfolio or series of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund, portfolio or series of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

Segment Reporting

The Separate Account adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07") during the period. The Separate Account's adoption of the new standard impacted financial statement disclosures only and did not affect any Division's financial position or results of operations.

Each Division of the Separate Account constitutes a single operating segment and therefore, a single reportable segment. The chief operating decision maker ("CODM") oversees the activities of the Separate Account using information of each Division. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for group variable life Policies issued by the Company to support the liabilities of the applicable Policies. The Divisions have identified the Company's Assistant Vice President of Life and Annuity Products as the CODM.

The CODM uses the increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the Divisions within the Separate Account. The accounting policies used to measure profit and loss of the segment are the same as those described in the summary of significant accounting policies. The measure of segment assets is reported on the statements of assets and liabilities as net assets. The measure of segment profit and loss is reported on the statements of operations and changes in net assets as increase (decrease) in net assets from operations. All assets and increases (decreases) in net assets from operations are generated in the U.S.

5.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES & POLICY CHARGES — (Concluded)

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2024:

Mortality and Expense Risk	0.75	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. The administrative charge ranges from $3.00 to $6.00 and is assessed per month per Policy. A transfer fee of $25 may be deducted after twelve transfers are made in a Policy year.

In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period which ranges from 28% to 30% of premiums paid in the first Policy year (or premiums associated with an increase in face amount) not to exceed guideline annual premiums for the initial face amount. A transaction charge of the lesser of $25 or 2% of the surrender is imposed on partial surrenders. The Company is currently waiving the transfer fee, but reserves the right to impose such charges in the future. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2024, 2023 and 2022.

Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $0.15 to $31.67 per $1,000 of coverage. The charge for riders providing benefits of a disability wavier of monthly deductions in the event of disability can range from $0.07 to $0.22 per $1,000 of benefit provided depending on the Policy. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2024, 2023 and 2022.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31		For the years ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2024	2024	2024	2023	2022	2024	2023	2022
American Funds® American High-Income Trust Division	591,178	5,790,216	974,867	1,144,837	965,263	1,115,454	1,456,217	823,422
American Funds® Asset Allocation Division	338,930	7,925,093	1,191,898	1,397,520	1,697,382	1,553,842	748,936	2,971,117
American Funds® Global Growth Division	197,503	6,032,119	841,570	1,289,301	1,231,644	1,444,810	1,032,737	896,523
American Funds® Global Small Capitalization Division	260,333	5,545,547	624,225	756,329	2,291,165	938,325	791,409	1,297,091
American Funds® Growth Division	772,049	67,353,761	4,410,255	7,175,339	13,476,845	10,804,194	8,732,066	9,829,231
American Funds® Growth-Income Division	647,685	30,852,409	3,775,361	4,184,725	5,673,835	5,976,733	6,314,832	3,612,286
American Funds® International Division	497,396	8,987,343	663,448	905,149	2,192,693	1,538,853	1,499,630	1,231,327
American Funds® New World® Division	116,598	2,886,214	351,466	558,478	849,882	611,415	674,912	937,508
American Funds® The Bond Fund of America Division	275,266	2,842,108	501,012	927,460	652,942	698,469	509,796	379,282
American Funds® U.S. Government Securities Division	322,343	3,602,969	735,935	518,710	1,297,940	730,788	490,005	1,416,855
American Funds® Ultra-Short Bond Division	488,342	5,577,088	2,350,241	1,796,567	5,403,495	2,032,619	2,657,463	6,296,343
BHFTI SSGA Emerging Markets Enhanced Index II Division	44,658	456,907	73,366	124,672	288,409	202,980	212,146	135,323
BHFTII MetLife Russell 2000® Index Division	114,355	2,123,019	523,882	247,781	618,226	349,632	496,533	286,234
Fidelity® VIP Contrafund® Division	193,619	8,008,220	2,016,301	1,131,920	1,017,424	1,632,262	764,164	566,699
Fidelity® VIP Equity-Income Division	226,420	5,405,483	1,022,931	911,262	999,324	973,383	760,022	330,249
Fidelity® VIP Freedom 2010 Division	27,229	329,032	67,522	81,083	137,767	35,998	104,308	18,071
Fidelity® VIP Freedom 2020 Division	115,041	1,499,966	299,854	305,722	532,447	1,723,890	144,197	257,544
Fidelity® VIP Freedom 2030 Division	672,855	9,938,541	3,599,199	1,456,787	1,278,405	492,658	836,956	547,464
Fidelity® VIP Freedom 2040 Division	257,394	5,985,417	1,378,800	1,009,811	1,183,585	610,688	385,420	412,615
Fidelity® VIP Freedom 2050 Division	169,198	3,723,326	1,221,120	879,799	879,353	484,134	385,626	383,391
Fidelity® VIP Index 500 Division	27,419	8,997,443	2,001,538	1,968,927	1,528,641	3,135,832	1,220,427	926,369
Fidelity® VIP Mid Cap Division	278,318	9,968,149	2,249,023	1,074,844	1,361,311	1,706,910	1,006,382	777,087
MFS® VIT Growth Division	53,536	3,206,795	937,970	635,827	651,406	682,136	213,767	297,364
MFS® VIT New Discovery Division	113,990	1,880,861	275,284	210,675	735,373	717,856	216,639	240,611
MFS® VIT Total Return Division	59,241	1,402,197	193,552	208,032	279,754	53,415	234,207	150,756

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2024, 2023 and 2022:

	American Funds® American High-Income Trust Division			American Funds® Asset Allocation Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	51,152	57,747	60,298	68,636	66,600	87,472
Units issued and transferred from other funding options	7,326	9,324	6,900	6,520	10,295	8,228
Units redeemed and transferred to other funding options	(11,303)	(15,919)	(9,451)	(12,782)	(8,259)	(29,100)
Units end of year	47,175	51,152	57,747	62,374	68,636	66,600
	American Funds® Growth Division			American Funds® Growth-Income Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	870,744	938,846	1,028,926	88,356	99,262	104,439
Units issued and transferred from other funding options	32,995	51,735	45,843	4,291	6,391	5,680
Units redeemed and transferred to other funding options	(107,598)	(119,837)	(135,923)	(12,622)	(17,297)	(10,857)
Units end of year	796,141	870,744	938,846	80,025	88,356	99,262
	American Funds® The Bond Fund of America Division			American Funds® U.S. Government Securities Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	122,094	107,541	100,021	81,936	83,816	89,377
Units issued and transferred from other funding options	18,896	38,997	25,423	18,242	12,283	33,086
Units redeemed and transferred to other funding options	(31,294)	(24,444)	(17,903)	(20,736)	(14,163)	(38,647)
Units end of year	109,696	122,094	107,541	79,442	81,936	83,816
	BHFTII MetLife Russell 2000® Index Division			Fidelity® VIP Contrafund® Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	66,360	78,234	80,200	48,547	48,043	47,586
Units issued and transferred from other funding options	16,615	9,024	10,406	3,965	5,897	4,960
Units redeemed and transferred to other funding options	(13,372)	(20,898)	(12,372)	(7,855)	(5,393)	(4,503)
Units end of year	69,603	66,360	78,234	44,657	48,547	48,043

	American Funds® Global Growth Division			American Funds® Global Small Capitalization Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	69,274	72,129	77,166	73,845	75,079	85,506
Units issued and transferred from other funding options	5,865	9,797	6,468	8,250	13,322	11,199
Units redeemed and transferred to other funding options	(13,607)	(12,652)	(11,505)	(15,620)	(14,556)	(21,626)
Units end of year	61,532	69,274	72,129	66,475	73,845	75,079
	American Funds® International Division			American Funds® New World® Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	121,433	130,364	136,535	63,811	67,049	76,192
Units issued and transferred from other funding options	9,747	13,954	13,646	9,236	13,361	15,046
Units redeemed and transferred to other funding options	(20,799)	(22,885)	(19,817)	(14,770)	(16,599)	(24,189)
Units end of year	110,381	121,433	130,364	58,277	63,811	67,049
	American Funds® Ultra-Short Bond Division			BHFTI SSGA Emerging Markets Enhanced Index II Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	265,892	322,317	369,173	45,626	53,895	47,009
Units issued and transferred from other funding options	130,053	113,810	321,429	7,807	12,147	20,922
Units redeemed and transferred to other funding options	(126,800)	(170,235)	(368,285)	(19,126)	(20,416)	(14,036)
Units end of year	269,145	265,892	322,317	34,307	45,626	53,895
	Fidelity® VIP Equity-Income Division			Fidelity® VIP Freedom 2010 Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	37,944	38,417	35,208	14,553	17,299	11,496
Units issued and transferred from other funding options	4,086	5,232	6,198	3,076	3,265	6,899
Units redeemed and transferred to other funding options	(6,457)	(5,705)	(2,989)	(1,938)	(6,011)	(1,096)
Units end of year	35,573	37,944	38,417	15,691	14,553	17,299

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2024, 2023 and 2022:

	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2030 Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	137,236	133,318	134,594	313,415	289,929	278,445
Units issued and transferred from other funding options	12,641	12,411	13,081	144,759	64,950	37,659
Units redeemed and transferred to other funding options	(84,182)	(8,493)	(14,357)	(20,904)	(41,464)	(26,175)
Units end of year	65,695	137,236	133,318	437,270	313,415	289,929
	Fidelity® VIP Index 500 Division			Fidelity® VIP Mid Cap Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	17,487	16,684	16,022	72,884	74,259	74,124
Units issued and transferred from other funding options	2,584	2,681	2,198	7,353	7,701	8,443
Units redeemed and transferred to other funding options	(3,924)	(1,878)	(1,536)	(12,756)	(9,076)	(8,308)
Units end of year	16,147	17,487	16,684	67,481	72,884	74,259

	MFS® VIT Total Return Division
	2024	2023	2022
Units beginning of year	17,810	19,262	19,259
Units issued and transferred from other funding options	1,505	2,412	2,616
Units redeemed and transferred to other funding options	(780)	(3,864)	(2,613)
Units end of year	18,535	17,810	19,262

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	187,551	169,165	154,029	103,441	88,200	77,420
Units issued and transferred from other funding options	39,086	34,228	30,406	33,577	29,176	25,742
Units redeemed and transferred to other funding options	(20,311)	(15,842)	(15,270)	(14,747)	(13,935)	(14,962)
Units end of year	206,326	187,551	169,165	122,271	103,441	88,200
	MFS® VIT Growth Division			MFS® VIT New Discovery Division
	2024	2023	2022	2024	2023	2022
Units beginning of year	23,786	21,624	20,865	27,169	27,031	27,766
Units issued and transferred from other funding options	5,286	4,434	4,003	4,275	3,620	3,185
Units redeemed and transferred to other funding options	(4,894)	(2,272)	(3,244)	(10,226)	(3,482)	(3,920)
Units end of year	24,178	23,786	21,624	21,218	27,169	27,031

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for each of the five years ended December 31, 2024:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® American	2024	47,175	111.41 - 115.41	5,432,919	6.46	0.75 - 0.90	8.93 - 9.10
High-Income Trust Division	2023	51,152	102.28 - 105.79	5,401,217	7.01	0.75 - 0.90	11.68 - 11.85
	2022	57,747	91.58 - 94.58	5,452,839	7.88	0.75 - 0.90	(9.83) - (9.69)
	2021	60,298	101.56 - 104.74	6,300,493	4.40	0.75 - 0.90	7.76 - 7.92
	2020	64,816	94.25 - 97.05	6,276,306	8.82	0.75 - 0.90	7.24 - 7.40
American Funds® Asset Allocation	2024	62,374	137.60 - 142.53	8,825,746	2.31	0.75 - 0.90	15.68 - 15.86
Division	2023	68,636	118.94 - 123.03	8,389,711	2.49	0.75 - 0.90	13.52 - 13.69
	2022	66,600	104.77 - 108.21	7,165,056	1.96	0.75 - 0.90	(13.97) - (13.84)
	2021	87,472	121.78 - 125.59	10,880,271	1.81	0.75 - 0.90	14.36 - 14.54
	2020	88,895	106.49 - 109.65	9,659,560	1.96	0.75 - 0.90	11.70 - 11.87
American Funds® Global Growth	2024	61,532	114.87 - 118.99	7,289,865	1.75	0.75 - 0.90	12.91 - 13.08
Division	2023	69,274	101.73 - 105.23	7,262,111	1.14	0.75 - 0.90	21.81 - 21.99
	2022	72,129	83.52 - 86.26	6,203,061	0.91	0.75 - 0.90	(25.22) - (25.10)
	2021	77,166	111.68 - 115.17	8,862,829	0.58	0.75 - 0.90	15.68 - 15.85
	2020	79,319	96.55 - 99.41	7,862,116	0.59	0.75 - 0.90	29.61 - 29.80
American Funds® Global Small	2024	66,475	68.87 - 71.34	4,725,047	1.23	0.75 - 0.90	1.67 - 1.82
Capitalization Division	2023	73,845	67.74 - 70.07	5,155,522	0.48	0.75 - 0.90	15.42 - 15.59
	2022	75,079	58.69 - 60.62	4,541,478	—	0.75 - 0.90	(30.00) - (29.90)
	2021	85,506	83.85 - 86.47	7,365,372	—	0.75 - 0.90	6.02 - 6.18
	2020	84,749	79.09 - 81.44	6,883,055	0.19	0.75 - 0.90	28.88 - 29.07
American Funds® Growth	2024	796,141	120.44 - 124.76	98,413,635	0.57	0.75 - 0.90	30.77 - 30.97
Division	2023	870,744	92.10 - 95.26	82,231,085	0.60	0.75 - 0.90	37.57 - 37.78
	2022	938,846	66.95 - 69.14	64,388,382	0.58	0.75 - 0.90	(30.39) - (30.28)
	2021	1,028,926	96.17 - 991.74	101,226,681	0.46	0.75 - 0.90	21.20 - 21.38
	2020	110,553	793.47 - 817.03	89,663,325	0.56	0.75 - 0.90	51.09 - 51.32
American Funds® Growth-Income	2024	80,025	548.98 - 568.68	45,072,506	1.32	0.75 - 0.90	23.42 - 23.60
Division	2023	88,356	444.82 - 460.09	40,288,938	1.57	0.75 - 0.90	25.34 - 25.52
	2022	99,262	354.90 - 366.54	36,085,842	1.52	0.75 - 0.90	(17.04) - (16.91)
	2021	104,439	427.78 - 441.14	45,715,200	1.35	0.75 - 0.90	23.30 - 23.49
	2020	114,390	346.93 - 357.23	40,577,408	1.58	0.75 - 0.90	12.79 - 12.96
American Funds® International	2024	110,381	78.33 - 81.14	8,873,575	1.38	0.75 - 0.90	2.46 - 2.62
Division	2023	121,433	76.45 - 79.07	9,521,825	1.52	0.75 - 0.90	15.08 - 15.25
	2022	130,364	66.43 - 68.61	8,875,065	1.99	0.75 - 0.90	(21.28) - (21.16)
	2021	136,535	84.39 - 87.02	11,792,736	2.66	0.75 - 0.90	(2.12) - (1.97)
	2020	138,403	86.21 - 88.77	12,197,459	0.91	0.75 - 0.90	13.25 - 13.42
American Funds® New World®	2024	58,277	51.56 - 53.41	3,109,690	1.56	0.75 - 0.90	5.89 - 6.05
Division	2023	63,811	48.69 - 50.36	3,210,925	1.66	0.75 - 0.90	15.18 - 15.35
	2022	67,049	42.27 - 43.66	2,924,991	1.51	0.75 - 0.90	(22.56) - (22.44)
	2021	76,192	54.59 - 56.29	4,281,856	1.07	0.75 - 0.90	4.22 - 4.37
	2020	81,244	52.38 - 53.93	4,370,207	0.25	0.75 - 0.90	22.78 - 22.96

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® The Bond	2024	109,696	22.49 - 23.30	2,551,721	4.20	0.75 - 0.90	0.58 - 0.73
Fund of America Division	2023	122,094	22.36 - 23.13	2,820,126	3.81	0.75 - 0.90	4.27 - 4.42
	2022	107,541	21.45 - 22.15	2,378,510	3.21	0.75 - 0.90	(13.04) - (12.91)
	2021	100,021	24.67 - 25.44	2,539,742	1.69	0.75 - 0.90	(1.04) - (0.89)
	2020	91,565	24.93 - 25.67	2,344,620	2.35	0.75 - 0.90	8.97 - 9.13
American Funds® U.S. Government	2024	79,442	37.61 - 38.96	3,091,274	4.15	0.75 - 0.90	0.07 - 0.22
Securities Division	2023	81,936	37.58 - 38.87	3,181,247	3.88	0.75 - 0.90	2.29 - 2.44
	2022	83,816	36.74 - 37.95	3,176,032	3.97	0.75 - 0.90	(11.54) - (11.41)
	2021	89,377	41.54 - 42.83	3,821,987	1.47	0.75 - 0.90	(1.34) - (1.19)
	2020	100,178	42.10 - 43.35	4,336,353	2.04	0.75 - 0.90	9.10 - 9.26
American Funds® Ultra-Short	2024	269,145	19.83 - 20.54	5,523,153	5.40	0.75 - 0.90	4.13 - 4.29
Bond Division	2023	265,892	19.04 - 19.70	5,229,095	4.49	0.75 - 0.90	4.00 - 4.15
	2022	322,317	18.31 - 18.91	6,072,573	0.76	0.75 - 0.90	0.51 - 0.66
	2021	369,173	18.22 - 18.79	6,926,122	—	0.75 - 0.90	(1.25) - (1.10)
	2020	392,946	18.45 - 19.00	7,432,325	0.23	0.75 - 0.90	(0.57) - (0.42)
BHFTI SSGA Emerging Markets	2024	34,307	11.75	403,265	1.81	0.75	3.26
Enhanced Index II Division	2023	45,626	11.38	519,379	1.18	0.75	5.88
	2022	53,895	10.75	579,448	1.01	0.75	(26.13)
	2021	47,009	14.56	684,224	0.47	0.75	(5.52)
	2020	38,691	15.41	596,070	2.10	0.75	26.72
BHFTII MetLife Russell 2000®	2024	69,603	30.35	2,112,126	1.42	0.75	10.45
Index Division	2023	66,360	27.47	1,823,194	1.36	0.75	15.93
	2022	78,234	23.70	1,854,057	1.09	0.75	(20.83)
	2021	80,200	29.93	2,400,589	0.96	0.75	13.66
	2020	67,780	26.33	1,784,912	1.30	0.75	18.73
Fidelity® VIP Contrafund®	2024	44,657	251.21	11,218,332	0.19	0.75	32.78
Division	2023	48,547	189.19	9,184,612	0.51	0.75	32.46
	2022	48,043	142.83	6,861,974	0.52	0.75	(26.86)
	2021	47,586	195.29	9,292,999	0.06	0.75	26.88
	2020	47,740	153.92	7,347,940	0.25	0.75	29.59
Fidelity® VIP Equity-Income	2024	35,573	169.24	6,020,513	1.80	0.75	14.48
Division	2023	37,944	147.84	5,609,585	1.95	0.75	9.82
	2022	38,417	134.62	5,171,443	1.97	0.75	(5.67)
	2021	35,208	142.70	5,024,255	1.97	0.75	23.96
	2020	30,879	115.12	3,554,752	1.93	0.75	5.89
Fidelity® VIP Freedom 2010	2024	15,691	19.96	313,129	3.70	0.75	4.58
Division	2023	14,553	19.08	277,694	4.07	0.75	8.66
	2022	17,299	17.56	303,780	2.35	0.75	(14.17)
	2021	11,496	20.46	235,204	1.13	0.75	5.10
	2020	10,759	19.47	209,453	0.66	0.75	11.65
Fidelity® VIP Freedom 2020	2024	65,695	22.24	1,461,023	2.62	0.75	6.90
Division	2023	137,236	20.80	2,855,030	3.25	0.75	11.56
	2022	133,318	18.65	2,486,074	2.07	0.75	(16.32)
	2021	134,594	22.28	2,999,263	1.25	0.75	8.65
	2020	111,666	20.51	2,290,165	1.15	0.75	14.20

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Freedom 2030	2024	437,270	25.22	11,028,110	2.36	0.75	8.58
Division	2023	313,415	23.23	7,279,519	2.54	0.75	13.84
	2022	289,929	20.40	5,915,107	1.95	0.75	(17.49)
	2021	278,445	24.73	6,885,122	1.11	0.75	11.53
	2020	270,524	22.17	5,997,615	1.26	0.75	16.01
Fidelity® VIP Freedom 2040	2024	206,326	34.06	7,026,863	1.49	0.75	12.25
Division	2023	187,551	30.34	5,690,565	1.67	0.75	18.04
	2022	169,165	25.70	4,348,183	1.72	0.75	(18.86)
	2021	154,029	31.68	4,879,587	0.97	0.75	16.95
	2020	143,828	27.09	3,895,949	1.12	0.75	18.39
Fidelity® VIP Freedom 2050	2024	122,271	34.72	4,245,187	1.45	0.75	12.98
Division	2023	103,441	30.73	3,178,880	1.57	0.75	18.56
	2022	88,200	25.92	2,286,233	1.72	0.75	(18.83)
	2021	77,420	31.94	2,472,471	1.01	0.75	16.95
	2020	65,586	27.31	1,790,944	1.07	0.75	18.39
Fidelity® VIP Index 500	2024	16,147	967.13	15,615,893	1.27	0.75	23.96
Division	2023	17,487	780.21	13,643,226	1.52	0.75	25.25
	2022	16,684	622.90	10,392,434	1.50	0.75	(18.82)
	2021	16,022	767.33	12,294,344	1.29	0.75	27.62
	2020	15,649	601.28	9,409,630	1.82	0.75	17.35
Fidelity® VIP Mid Cap	2024	67,481	154.91	10,453,628	0.55	0.75	16.61
Division	2023	72,884	132.85	9,682,590	0.61	0.75	14.22
	2022	74,259	116.31	8,637,259	0.51	0.75	(15.38)
	2021	74,124	137.45	10,188,471	0.64	0.75	24.66
	2020	68,998	110.26	7,607,515	0.67	0.75	17.30
MFS® VIT Growth Division	2024	24,178	162.33	3,924,761	—	0.75	30.48
	2023	23,786	124.41	2,959,192	—	0.75	34.85
	2022	21,624	92.26	1,994,963	—	0.75	(32.15)
	2021	20,865	135.96	2,836,844	—	0.75	22.61
	2020	22,770	110.89	2,524,992	—	0.75	30.87
MFS® VIT New Discovery	2024	21,218	74.19	1,574,208	—	0.75	5.92
Division	2023	27,169	70.05	1,903,081	—	0.75	13.56
	2022	27,031	61.68	1,667,310	—	0.75	(30.28)
	2021	27,766	88.47	2,456,615	—	0.75	1.04
	2020	29,698	87.56	2,600,516	—	0.75	44.80
MFS® VIT Total Return	2024	18,535	74.38	1,378,537	2.50	0.75	6.94
Division	2023	17,810	69.55	1,238,698	2.05	0.75	9.62
	2022	19,262	63.45	1,222,061	1.78	0.75	(10.26)
	2021	19,259	70.70	1,361,573	1.87	0.75	13.26
	2020	17,384	62.42	1,085,085	2.22	0.75	8.99

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio or series, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio or series, in which the Division invests.

PARAGON SEPARATE ACCOUNT A
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

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Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fixed Maturity Securities Available-for-Sale – Fair Value of Level 3 Fixed Maturity Securities — Refer to Notes 1, 10, and 12 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value. When a price is not available in the active market or from an independent pricing service, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3.

Management applies considerable judgment in selecting unobservable inputs to value fixed maturity securities using internal matrix or discounted cash flow techniques. Unobservable assumptions reflect the Company’s own judgments about assumptions that a market participant would use in pricing the investment.

We have determined the fair value of fixed maturity securities valued using internal matrix pricing or discounted cash flow techniques is a critical audit matter due to the significant judgements made by management when determining the
MLIC - 2

unobservable inputs. This required complex auditor judgment and an increased extent of effort, including the use of fair value specialists and credit specialists, in performing audit procedures to evaluate the estimate of fair value of these securities.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques as a result of unobservable inputs included, among others, the following:

•We tested the effectiveness of controls over the determination of fair value.

•We tested the accuracy and completeness of relevant security attributes, such as maturity dates and coupon rates, used in the determination of fair values for the identified fixed maturity securities.

•With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company’s estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

•With the involvement of our credit specialists, we developed an independent expectation of the credit rating for a sample of securities where an external rating was not available and compared our estimates to the Company’s estimates and evaluated differences, including the impact on the fair value of the security.

Insurance Liabilities – Certain Assumptions Related to the Valuation of Future Policy Benefits for Long-Term Care Insurance — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company’s products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company’s consolidated balance sheets. Such liabilities are established based on actuarial assumptions.

Management applies considerable judgment in evaluating actual experience and other information to determine current best estimate assumptions. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include lapse, incidence, claim utilization, premium rate increases and mortality.

We have determined that future policy benefits for long-term care insurance is a critical audit matter because of the significant judgments made by management in setting assumptions used to estimate the future policy benefits liability. This required subjective auditor judgment and an increased extent of effort, including the involvement of actuarial specialists, when performing audit procedures to evaluate the judgments made and the reasonableness of the principal assumptions used in the valuation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of future policy benefits and the effectiveness of controls over the underlying data.

•With the involvement of our actuarial specialists, we:

◦evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

◦evaluated the intended application of principal assumptions in the valuation model on a sample basis.

Market Risk Benefits – Certain Assumptions Related to the Valuation of Market Risk Benefits for MetLife Holdings — Refer to Notes 1, 5, and 12 to the financial statements

Critical Audit Matter Description
MLIC - 3

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Market risk benefits are required to be measured at fair value.
Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. Principal assumptions include mortality, withdrawal, utilization, lapse, volatility, and nonperformance risk spread.

We have identified certain assumptions related to the valuation of market risk benefits, more specifically certain guaranteed minimum benefits associated with variable annuity contracts, as a critical audit matter due to the high degree of auditor judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of market risk benefits, including the related methodologies and assumptions used for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the principal assumptions.

◦evaluated the intended application of principal assumptions in the valuation model on a sample basis.

◦evaluated the reasonableness of the Company’s assumptions by comparing those selected by management to those independently developed by our actuarial specialist.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 11, 2025

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $112 and $132, respectively); and amortized cost: $153,744 and $152,080, respectively	$140,832	$142,805
Mortgage loans (net of allowance for credit loss of $503 and $509, respectively; includes $198 and $166, respectively, relating to variable interest entities)	60,025	62,584
Policy loans	5,601	5,671
Real estate and real estate joint ventures (includes $2,000 and $1,427, respectively, relating to variable interest entities, $378 and $317, respectively, under the fair value option)	8,902	8,690
Other limited partnership interests	7,054	7,765
Short-term investments, at estimated fair value	2,391	3,048
Other invested assets (net of allowance for credit loss of $0 and $14, respectively; includes $729 and $805, respectively, of leveraged and direct financing leases; $112 and $117, respectively, relating to variable interest entities)	17,674	17,040
Total investments	242,479	247,603
Cash and cash equivalents, principally at estimated fair value	7,271	6,795
Accrued investment income	1,986	2,026
Premiums, reinsurance and other receivables	28,084	28,236
Market risk benefits, at estimated fair value	246	177
Deferred policy acquisition costs and value of business acquired	3,136	3,305
Current income tax recoverable	245	112
Deferred income tax asset	2,883	2,922
Other assets	4,264	4,312
Separate account assets	79,202	83,197
Total assets	$369,796	$378,685
Liabilities and Equity
Liabilities
Future policy benefits	$126,619	$129,182
Policyholder account balances	102,140	103,894
Market risk benefits, at estimated fair value	2,339	2,878
Other policy-related balances	8,338	8,289
Policyholder dividends payable	231	233
Payables for collateral under securities loaned and other transactions	11,271	11,790
Long-term debt	1,553	1,887
Other liabilities	23,669	23,719
Separate account liabilities	79,202	83,197
Total liabilities	355,362	365,069
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,475
Retained earnings	7,444	7,645
Accumulated other comprehensive income (loss)	(5,994)	(6,872)
Total Metropolitan Life Insurance Company stockholder’s equity	13,930	13,253
Noncontrolling interests	504	363
Total equity	14,434	13,616
Total liabilities and equity	$369,796	$378,685
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Revenues
Premiums	$27,561	$24,718	$31,189
Universal life and investment-type product policy fees	1,500	1,664	1,817
Net investment income	11,635	11,206	10,122
Other revenues	1,775	1,673	1,694
Net investment gains (losses)	(450)	(1,375)	(127)
Net derivative gains (losses)	(106)	(1,537)	752
Total revenues	41,915	36,349	45,447
Expenses
Policyholder benefits and claims	28,781	26,150	33,133
Policyholder liability remeasurement (gains) losses	(148)	(150)	(11)
Market risk benefit remeasurement (gains) losses	(932)	(703)	(3,379)
Interest credited to policyholder account balances	3,819	3,602	2,509
Policyholder dividends	455	470	563
Other expenses	5,679	5,785	5,703
Total expenses	37,654	35,154	38,518
Income (loss) before provision for income tax	4,261	1,195	6,929
Provision for income tax expense (benefit)	776	60	1,273
Net income (loss)	3,485	1,135	5,656
Less: Net income (loss) attributable to noncontrolling interests	(9)	41	28
Net income (loss) attributable to Metropolitan Life Insurance Company	$3,494	$1,094	$5,628
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Net income (loss)	$3,485	$1,135	$5,656
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(2,937)	5,841	(30,335)
Deferred gains (losses) on derivatives	321	(1,078)	(399)
Future policy benefits discount rate remeasurement gains (losses)	3,554	(2,957)	21,623
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(80)	(59)	(236)
Foreign currency translation adjustments	43	56	(177)
Defined benefit plans adjustment	40	(34)	325
Other comprehensive income (loss), before income tax	941	1,769	(9,199)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(63)	(321)	1,934
Other comprehensive income (loss), net of income tax	878	1,448	(7,265)
Comprehensive income (loss)	4,363	2,583	(1,609)
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	(9)	41	28
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$4,372	$2,542	$(1,637)
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2021	$5	$12,464	$6,933	$(1,055)	$18,347	$174	$18,521
Capital contributions from MetLife, Inc.		12			12		12
Dividends to MetLife, Inc.			(3,539)		(3,539)		(3,539)
Change in equity of noncontrolling interests					—	10	10
Net income (loss)			5,628		5,628	28	5,656
Other comprehensive income (loss), net of income tax				(7,265)	(7,265)		(7,265)
Balance at December 31, 2022	5	12,476	9,022	(8,320)	13,183	212	13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	5	12,475	7,645	(6,872)	13,253	363	13,616
Cumulative effects of changes in accounting principles, net of income tax			(219)		(219)		(219)
Dividends to MetLife, Inc.			(3,476)		(3,476)		(3,476)
Change in equity of noncontrolling interests					—	150	150
Net income (loss)			3,494		3,494	(9)	3,485
Other comprehensive income (loss), net of income tax				878	878		878
Balance at December 31, 2024	$5	$12,475	$7,444	$(5,994)	$13,930	$504	$14,434
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$3,485	$1,135	$5,656
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	139	124	127
Amortization of premiums and accretion of discounts associated with investments, net	(820)	(858)	(595)
(Gains) losses on investments and from sales of businesses, net	447	1,353	127
(Gains) losses on derivatives, net	1,018	2,461	935
(Income) loss from equity method investments, net of dividends or distributions	481	1,098	890
Interest credited to policyholder account balances	3,751	3,623	2,293
Universal life and investment-type product policy fees	(1,153)	(1,175)	(1,163)
Change in fair value option securities	(170)	39	123
Change in accrued investment income	1	(146)	(230)
Change in premiums, reinsurance and other receivables	350	(992)	215
Change in market risk benefits	(688)	(455)	(3,141)
Change in deferred policy acquisition costs and value of business acquired, net	169	452	108
Change in income tax	(159)	(267)	853
Change in other assets	(23)	(77)	187
Change in insurance-related liabilities and policy-related balances	(493)	(1,546)	(1,330)
Change in other liabilities	(53)	84	(63)
Other, net	248	(18)	148
Net cash provided by (used in) operating activities	6,530	4,835	5,140
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	29,435	30,090	54,515
Equity securities	97	104	213
Mortgage loans	7,498	6,129	8,912
Real estate and real estate joint ventures	638	354	925
Other limited partnership interests	687	415	992
Short-term investments	5,633	7,271	8,914
Purchases and originations of:
Fixed maturity securities available-for-sale	(29,188)	(27,700)	(49,620)
Equity securities	(49)	(162)	(127)
Mortgage loans	(5,642)	(6,087)	(12,083)
Real estate and real estate joint ventures	(684)	(931)	(589)
Other limited partnership interests	(508)	(715)	(1,036)
Short-term investments	(5,050)	(7,438)	(6,727)
Cash received in connection with freestanding derivatives	829	1,628	2,967
Cash paid in connection with freestanding derivatives	(1,716)	(2,998)	(3,971)
Receipts on loans to affiliates	—	100	—
Purchases of loans to affiliates	—	—	(19)
Net change in policy loans	70	58	87
Net change in other invested assets	(230)	6	114
Other, net	49	43	31
Net cash provided by (used in) investing activities	$1,869	$167	$3,498
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances - deposits	$72,004	$69,794	$85,285
Policyholder account balances - withdrawals	(75,712)	(72,788)	(80,492)
Net change in payables for collateral under securities loaned and other transactions	(519)	(2,381)	(10,695)
Long-term debt issued	—	210	64
Long-term debt repaid	(245)	—	(57)
Derivatives with certain financing elements and other derivative-related transactions, net	(66)	24	308
Dividends paid to MetLife, Inc.	(3,476)	(2,471)	(3,539)
Other, net	96	(2)	(57)
Net cash provided by (used in) financing activities	(7,918)	(7,614)	(9,183)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	(5)	2	(7)
Change in cash and cash equivalents	476	(2,610)	(552)
Cash and cash equivalents, beginning of year	6,795	9,405	9,957
Cash and cash equivalents, end of year	$7,271	$6,795	$9,405
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$126	$131	$102
Income tax	$495	$374	$344
Non-cash transactions:
Fair value option securities received from an affiliate	$—	$—	$186
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$6,527	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,776	$1,113	$7,450
Fixed maturity securities available-for-sale received from an affiliate	$—	$502	$139
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$—	$328
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$110	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$313	$34	$313
Real estate and real estate joint ventures received from an affiliate	$—	$—	$144
Real estate and real estate joint ventures transferred to an affiliate	$—	$—	$144
Other invested assets received in connection with the sale of other limited partnership interests	$299	$—	$—
Investment in affiliated unsecured note received in exchange for investment in affiliated preferred stock	$152	$—	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$—	$502	$—
See accompanying notes to the consolidated financial statements.
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities and employee benefits. MLIC is organized into three segments: Group Benefits; Retirement and Income Solutions (“RIS”); and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other. See Note 2 for further information on the Company’s segments and Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or, the fair value option (“FVO”) for its investments in real estate joint ventures (“REJV”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes an FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPBs discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the LDTI Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to RIS annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements is included in policyholder benefits and claims. Deferred sales inducement assets were $41 million and $45 million at December 31, 2024 and 2023, respectively.
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. See “— Investments — Other Invested Assets” for information on funds withheld assets.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 10 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 10 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in REJV and OLPI in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE. Assets of certain consolidated REJV and OLPI are initially recorded at estimated fair value. The Company elects the FVO for certain REJV that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for REJV and OLPI recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Company-owned life insurance policies are carried at cash surrender value.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Tax equity investments include low income housing tax credit partnerships and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Beginning January 1, 2024, tax equity investments that meet certain criteria are accounted for using the proportional amortization method, where the initial cost of the investment is amortized in proportion to the tax credits received and recognized as a component of income tax expense (benefit). Tax equity investments which do not meet the qualification criteria for the proportional amortization method are accounted for using the equity method of accounting. See Note 18.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:	Derivative:
Net investment income	•	Economic hedges of equity method investments in joint ventures
	•	Economic hedges of FVO securities which are linked to equity indices
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $56 million, $67 million and $67 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the remaining lease term or useful life up to 20 years. The cost basis of the property, equipment and leasehold improvements was $800 million and $826 million at December 31, 2024 and 2023, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $746 million and $727 million at December 31, 2024 and 2023, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and exclude lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans and administrative services-only (“ASO”) contracts, as well as recordkeeping and administrative services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2024 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $84 million, $2 million and $31 million in the Group Benefits, RIS and MetLife Holdings segments, respectively, at both December 31, 2024 and 2023.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”) and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.

		Effective for annual periods beginning January 1, 2024 and interim periods beginning January 1, 2025, applied on a retrospective basis.	The Company has included the enhanced disclosures within Note 2.
ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method
The amendments in this update permit reporting entities to elect to account for their tax equity investments, regardless of the tax credit program from which the income tax credits are received, using the proportional amortization method if certain conditions are met. In addition, disclosures describing the nature of the investments and related income tax credits and benefits will be required.
January 1, 2024, the Company adopted this update, applying a modified retrospective basis.
The Company has elected to use the proportional amortization method to account for its tax equity investments that meet the required criteria. The adoption of this update resulted in a decrease to retained earnings of $219 million, net of income tax, primarily related to the Company’s tax equity investments reported within other invested assets, as of January 1, 2024.

MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2024 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date

The key amendments in this update require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses incurred is also required.

Effective for annual periods beginning January 1, 2027, and
interim periods beginning January 1, 2028, to be applied prospectively with an option for retrospective application (with early adoption permitted).
The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information
The Company is organized into three segments: Group Benefits, RIS and MetLife Holdings. In addition, the Company reports certain of its results of operations in Corporate & Other.
Group Benefits
The Group Benefits segment, based in the U.S., offers a broad range of products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.
RIS
The RIS segment, based in the U.S., offers a broad range of life and annuity-based insurance and investment products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.
MetLife Holdings
The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets in the U.S. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.
Financial Measure and Segment Accounting Policies
Adjusted earnings is used by the Company’s CODM, its chief executive officer, to evaluate performance and allocate resources. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of the Company’s performance relative to its business plan and facilitate comparisons to industry results.
Consistent with GAAP guidance for segment reporting, adjusted earnings is the Company’s GAAP measure of segment performance and is reported below. The Company believes the presentation of adjusted earnings enhances its investors’ understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.
Adjusted earnings focuses on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings excludes results of discontinued operations under GAAP.
Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings for the Company’s segments excludes net investment gains (losses), net derivative gains (losses), MRB remeasurement gains (losses) and goodwill impairments. Further, net investment income excludes adjusted earnings adjustments relating to joint ventures accounted for under the equity method, and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.
Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings for the Company’s segments:
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment.
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of FPBs, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•Interest credited to PABs excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
Divested businesses are those that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments, which are applicable to the Company’s segments, are made in calculating adjusted earnings:
•Net investment income and interest credited to PABs excludes certain amounts related to contractholder-directed equity securities. Net investment income excludes returns on invested assets and cash and cash equivalents subject to ceded reinsurance arrangements with third parties (“Reinsurance adjustments”).
•Other revenues include fee revenue on synthetic guaranteed interest contracts (“GICs”) accounted for as freestanding derivatives.
•Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•Other expenses exclude (i) Reinsurance adjustments, (ii) implementation of new insurance regulatory requirements and other costs, and (iii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
The Company’s segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements. In addition, segment accounting policies include the method of capital allocation described below.
Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife’s and the Company’s businesses.
MetLife’s economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife’s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.
Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, net income (loss) or adjusted earnings.
Net investment income is based upon the actual results of each segment’s specifically identifiable investment portfolios adjusted for allocated equity. Expenses are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Corporate & Other
Corporate & Other contains various start-up, developing and run-off businesses, including the Company’s ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiatives), interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings and income tax audit issues and the elimination of intersegment amounts (which generally relate to intersegment loans bearing interest rates commensurate with related borrowings).
The financial measure and accounting policies used to prepare the Company’s segment results are the same as those used to prepare results for Corporate & Other. See “— Financial Measure and Segment Accounting Policies.”
Set forth in the tables below is certain financial information with respect to the Company’s segments for the years ended December 31, 2024, 2023 and 2022.

Year Ended December 31, 2024	Group Benefits	RIS	MetLife Holdings
	(In millions)
Revenues
Premiums	$21,430	$3,844	$2,289
Universal life and investment-type product policy fees	909	263	306
Net investment income (1)	1,223	6,717	3,600
Other revenues	723	278	165

Expenses
Policyholder benefits and claims and policyholder dividends	18,633	6,440	4,203
Policyholder liability remeasurement (gains) losses	(1)	(157)	10
Interest credited to PABs	190	2,844	369
Other expenses:
Amortization of DAC and VOBA	25	40	196
Interest expense on debt	2	15	14
Other segment expenses (2)	3,529	315	787
Provision for income tax expense (benefit)	401	332	154
Adjusted earnings	$1,506	$1,273	$627

Year Ended December 31, 2023	Group Benefits	RIS	MetLife Holdings
	(In millions)
Revenues
Premiums	$20,593	$1,776	$2,346
Universal life and investment-type product policy fees	878	264	519
Net investment income (1)	1,272	6,508	3,991
Other revenues	711	256	197

Expenses
Policyholder benefits and claims and policyholder dividends	17,976	4,163	4,462
Policyholder liability remeasurement (gains) losses	(26)	(158)	34
Interest credited to PABs	193	2,492	582
Other expenses:
Amortization of DAC and VOBA	26	31	224
Interest expense on debt	2	14	13
Other segment expenses (2)	3,300	513	795
Provision for income tax expense (benefit)	416	365	182
Adjusted earnings	$1,567	$1,384	$761

MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2022	Group Benefits	RIS	MetLife Holdings
	(In millions)
Revenues
Premiums	$20,269	$8,425	$2,495
Universal life and investment-type product policy fees	855	267	695
Net investment income (1)	1,126	5,236	4,393
Other revenues	653	407	149

Expenses
Policyholder benefits and claims and policyholder dividends	18,157	10,666	4,757
Policyholder liability remeasurement (gains) losses	7	(85)	67
Interest credited to PABs	143	1,687	643
Other expenses:
Amortization of DAC and VOBA	26	28	237
Interest expense on debt	1	8	8
Other segment expenses (2)	3,055	340	801
Provision for income tax expense (benefit)	318	350	240
Adjusted earnings	$1,196	$1,341	$979
__________________
(1)The percentage of net investment income from equity method invested assets by segment was as follows:

	Years Ended December 31,
	2024	2023	2022
Group Benefits	—%	—%	1%
RIS	3%	1%	5%
MetLife Holdings	4%	2%	7%
(2)Includes direct and allocated expenses, pension, postretirement and postemployment benefit costs, premium taxes, other taxes, and licenses & fees, as well as commissions and other variable expenses. This line item is net of capitalization of DAC.
The Company does not report total assets by segment, as this metric is not used to allocate resources or evaluate segment performance.
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents the reconciliation of certain financial measures used in calculating segment results to those used in calculating consolidated Company results:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Total segment adjusted earnings	$3,406	$3,712	$3,516
Corporate & Other	(32)	(223)	(510)
Total consolidated adjusted earnings	3,374	3,489	3,006
Net investment gains (losses)	(450)	(1,375)	(127)
Net derivative gains (losses)	(106)	(1,537)	752
Market risk benefit remeasurement gains (losses)	932	703	3,379
Investment hedge adjustments	(399)	(777)	(576)
Other	142	12	(74)
Provision for income tax (expense) benefit	(8)	620	(704)
Net income (loss)	$3,485	$1,135	$5,656

Segment revenues:
Group	$24,285	$23,454	$22,903
RIS	11,102	8,804	14,335
MetLife Holdings	6,360	7,053	7,732
Total segment revenues	41,747	39,311	44,970
Net investment gains (losses)	(450)	(1,375)	(127)
Net derivative gains (losses)	(106)	(1,537)	752
Investment hedge adjustments	(399)	(777)	(576)
Other	1,123	727	428
Total consolidated revenues	$41,915	$36,349	$45,447
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company’s segments, as well as Corporate & Other:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Life insurance	$14,753	$14,721	$14,809
Accident & health insurance	10,952	10,460	10,111
Annuities	4,678	2,412	9,346
Other	453	462	434
Total	$30,836	$28,055	$34,700
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one RIS customer were $8.1 billion for the year ended December 31, 2022, which represented 23% of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from one Group Benefits customer were $3.7 billion, $3.6 billion and $3.8 billion for the years ended December 31, 2024, 2023 and 2022, respectively, which represented 12%, 13% and 11% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2024, 2023 or 2022.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$47,551	$48,695
MetLife Holdings - Long-term care	14,537	15,240
Deferred Profit Liabilities:
RIS - Annuities	3,086	3,000
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	1,969	1,841
MetLife Holdings - Participating life	42,663	43,586
Other long-duration (1)	6,300	6,605
Short-duration and other	10,513	10,215
Total	$126,619	$129,182
__________________
(1) This balance represents liabilities for various smaller product lines across all segments.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected
MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
RIS - Annuities
The RIS segment’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(16)	(44)	—
Adjusted balance	(16)	(44)	—
Issuances	3,557	1,607	8,326
Net premiums collected	(3,541)	(1,563)	(8,326)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$48,886	$48,190	$54,172

Balance at January 1, at original discount rate	$47,991	$49,194	$42,453
Effect of changes in cash flow assumptions (1)	(234)	(193)	(99)
Effect of actual variances from expected experience (2)	(90)	(411)	(136)
Adjusted balance	47,667	48,590	42,218
Issuances	3,578	1,642	8,427
Interest accrual	2,421	2,377	2,182
Benefit payments	(4,475)	(4,618)	(3,633)
Balance at December 31, at original discount rate	49,191	47,991	49,194
Effect of changes in discount rate assumptions	(1,281)	895	(1,004)
Balance at December 31, at current discount rate at balance sheet date	47,910	48,886	48,190

Cumulative amount of fair value hedging adjustments	(359)	(191)	(200)
Net liability for FPBs	$47,551	$48,695	$47,990

Undiscounted - Expected future benefit payments	$93,692	$93,959	$95,493
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$47,910	$48,886	$48,190
Weighted-average duration of the liability	9 years	9 years	9 years
Weighted-average interest accretion (original locked-in) rate	5.1%	5.0%	4.9%
Weighted-average current discount rate at balance sheet date	5.6%	5.1%	5.5%
__________________
(1)    For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $112 million. For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $136 million. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $113 million.
MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
(2)    For the year ended December 31, 2024, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $39 million. For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $269 million. For the year ended December 31, 2022, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $51 million.
For each of the years ended December 31, 2024, 2023 and 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the years ended December 31, 2024 and 2022, the net effect of actual variances from expected experience was primarily driven by favorable mortality. For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance agreement and model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions. For the year ended December 31, 2022, the Company incurred a loss at issue of $91 million and recognized a net remeasurement gain of $8 million attributable to cohorts with no DPL or where the DPL was depleted during the year.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the RIS segment’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings - Long-term Care
The MetLife Holdings segment’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,687	$5,775	$7,058

Balance at January 1, at original discount rate	$5,566	$5,807	$5,699
Effect of changes in cash flow assumptions	212	(152)	272
Effect of actual variances from expected experience	74	199	120
Adjusted balance	5,852	5,854	6,091
Interest accrual	285	294	298
Net premiums collected	(569)	(582)	(582)
Balance at December 31, at original discount rate	5,568	5,566	5,807
Effect of changes in discount rate assumptions	(93)	121	(32)
Balance at December 31, at current discount rate at balance sheet date	$5,475	$5,687	$5,775

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$20,927	$19,619	$27,627

Balance at January 1, at original discount rate	$20,494	$20,165	$19,406
Effect of changes in cash flow assumptions	205	(190)	301
Effect of actual variances from expected experience	84	223	115
Adjusted balance	20,783	20,198	19,822
Interest accrual	1,089	1,070	1,043
Benefit payments	(848)	(774)	(700)
Balance at December 31, at original discount rate	21,024	20,494	20,165
Effect of changes in discount rate assumptions	(1,012)	433	(546)
Balance at December 31, at current discount rate at balance sheet date	20,012	20,927	19,619
Other adjustments	—	—	1
Net liability for FPBs	$14,537	$15,240	$13,845

Undiscounted:
Expected future gross premiums	$10,644	$10,603	$11,201
Expected future benefit payments	$44,981	$45,016	$45,872
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$6,966	$7,139	$7,200
Expected future benefit payments	$20,012	$20,927	$19,619
Weighted-average duration of the liability	14 years	15 years	15 years
Weighted -average interest accretion (original locked-in) rate	5.4%	5.4%	5.5%
Weighted-average current discount rate at balance sheet date	5.8%	5.2%	5.6%
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in assumptions associated with an increase in incidence rates. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to inflation, which increased the expected cost of care.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPBs reserve for long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.

Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MetLife Holdings
The MetLife Holdings segment’s universal life and variable universal life products offer a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2024	2023	2022
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,841	$1,642	$1,623
Less: AOCI adjustment	(14)	(63)	66
Balance, at January 1, before AOCI adjustment	1,855	1,705	1,557
Effect of changes in cash flow assumptions	(1)	26	18
Effect of actual variances from expected experience	37	16	31
Adjusted balance	1,891	1,747	1,606
Assessments accrual	89	91	90
Interest accrual	97	90	82
Excess benefits paid	(91)	(73)	(73)
Balance, at December 31, before AOCI adjustment	1,986	1,855	1,705
Add: AOCI adjustment	(17)	(14)	(63)
Balance, at December 31	1,969	1,841	1,642
Less: Reinsurance recoverables	1,969	1,841	627
Balance, at December 31, net of reinsurance	$—	$—	$1,015

Weighted-average duration of the liability	16 years	17 years	18 years
Weighted-average interest accretion rate	5.2%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding MetLife Holdings’ participating life contracts, were as follows:

	Years Ended December 31,
	2024		2023		2022
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$3,617	$2,421	$1,584	$2,377	$8,353	$2,182
MetLife Holdings - Long-term care	724	804	731	776	734	745
Deferred Profit Liabilities:
RIS - Annuities	N/A	150	N/A	144	N/A	136
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	370	97	452	90	470	82
Other long-duration	888	306	887	304	821	301
Total	$5,599	$3,778	$3,654	$3,691	$10,378	$3,446
__________________
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% of the Company’s life insurance in-force at both December 31, 2024 and 2023. Participating policies represented 10%, 11% and 13% of gross traditional life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment at December 31, 2024. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2024 is presented as supplementary information.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Benefits
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2024
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(Dollars in millions)
2015	$7,040	$7,015	$7,014	$7,021	$7,024	$7,025	$7,026	$7,026	$7,028	$7,030	$1	219,340
2016		7,125	7,085	7,095	7,104	7,105	7,104	7,107	7,109	7,110	1	221,405
2017			7,432	7,418	7,425	7,427	7,428	7,428	7,432	7,434	2	264,746
2018				7,757	7,655	7,646	7,650	7,651	7,652	7,659	3	253,393
2019					7,935	7,900	7,907	7,917	7,914	7,921	4	255,494
2020						8,913	9,367	9,389	9,384	9,388	6	302,292
2021							10,555	10,795	10,777	10,783	10	335,468
2022								9,640	9,653	9,662	21	335,417
2023									9,584	9,471	43	314,144
2024										9,909	1,226	264,726
Total										86,367
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(83,214)
All outstanding liabilities for incurral years prior to 2015, net of reinsurance										6
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,159

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(In millions)
2015	$5,524	$6,913	$6,958	$6,974	$7,008	$7,018	$7,022	$7,024	$7,027	$7,029
2016		5,582	6,980	7,034	7,053	7,086	7,096	7,100	7,106	7,109
2017			5,761	7,292	7,355	7,374	7,400	7,414	7,427	7,431
2018				6,008	7,521	7,578	7,595	7,629	7,646	7,652
2019					6,178	7,756	7,820	7,853	7,898	7,908
2020						6,862	9,103	9,242	9,296	9,353
2021							8,008	10,476	10,640	10,689
2022								7,101	9,399	9,536
2023									6,929	9,225
2024										7,282
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$83,214
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2024:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	75.9%	21.6%	1.0%	0.3%	0.5%	0.2%	0.1%	0.1%	—%	—%
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Long-term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2024
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(Dollars in millions)
2015	$1,082	$1,105	$1,093	$1,100	$1,087	$1,081	$1,067	$1,086	$1,078	$1,069	$—	21,220
2016		1,131	1,139	1,159	1,162	1,139	1,124	1,123	1,086	1,108	—	17,974
2017			1,244	1,202	1,203	1,195	1,165	1,181	1,101	1,135	—	16,329
2018				1,240	1,175	1,163	1,147	1,170	1,102	1,150	—	15,216
2019					1,277	1,212	1,169	1,177	1,103	1,166	—	15,426
2020						1,253	1,223	1,155	1,100	1,158	—	15,813
2021							1,552	1,608	1,477	1,586	—	19,663
2022								1,641	1,732	1,578	7	18,364
2023									1,725	1,722	41	20,089
2024										1,890	840	12,419
Total										13,562
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(6,981)
All outstanding liabilities for incurral years prior to 2015, net of reinsurance										1,468
Total unpaid claims and claim adjustment expenses, net of reinsurance										$8,049

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
	(In millions)
2015	$50	$264	$427	$524	$601	$665	$718	$764	$801	$844
2016		49	267	433	548	628	696	750	769	839
2017			56	290	476	579	655	719	718	812
2018				54	314	497	594	666	663	775
2019					57	342	522	620	621	764
2020						59	355	535	560	706
2021							95	505	620	902
2022								76	609	721
2023									84	520
2024										98
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$6,981
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2024:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-term Disability	5.0%	24.2%	13.5%	9.3%	6.7%	6.0%	4.9%	4.8%	4.9%	4.0%
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
Group Life - Term and Group Long-term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses increased in 2024 compared to the 2023 incurral year due to the growth in the size of the business. For Group Long-term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2024 compared to 2023 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-term Disability unpaid claims and claim adjustment expenses were $6.8 billion and $6.7 billion at December 31, 2024 and 2023, respectively. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.5 billion and $1.3 billion at December 31, 2024 and 2023, respectively. The amount of interest accretion recognized was $464 million, $516 million and $461 million for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2024
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Benefits:
Group Life - Term	$3,159
Group Long-term Disability	8,049
Total		$11,208
Other insurance lines - all segments combined		897
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		12,105

Reinsurance recoverables on unpaid claims:
Group Benefits:
Group Life - Term	10
Group Long-term Disability	297
Total		307
Other insurance lines - all segments combined		29
Total reinsurance recoverable on unpaid claims		336
Total unpaid claims and allocated claims adjustment expense		12,441
Discounting		(1,506)
Liability for unpaid claims and claim adjustment liabilities - short-duration		10,935
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		763
Total liability for unpaid claims and claim adjustment expense (includes $7.0 billion of FPBs and $4.7 billion of other policy-related balances)		$11,698

MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$11,609	$11,300	$10,820
Less: Reinsurance recoverables	1,740	1,633	1,857
Net balance at January 1,	9,869	9,667	8,963
Incurred related to:
Current year	20,371	19,983	19,997
Prior years (1)	(264)	14	359
Total incurred	20,107	19,997	20,356
Paid related to:
Current year	(15,047)	(14,484)	(14,439)
Prior years	(5,235)	(5,311)	(5,213)
Total paid	(20,282)	(19,795)	(19,652)
Net balance at December 31,	9,694	9,869	9,667
Add: Reinsurance recoverables	2,004	1,740	1,633
Balance at December 31,	$11,698	$11,609	$11,300
__________________
(1)For the year ended December 31, 2024, incurred claims and claim adjustment expenses associated with prior years decreased due to favorable claims experience in the current year. For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in 2023. For the year ended December 31, 2022, incurred claims and claim adjustment expenses include expenses associated with prior years but reported in 2022 which contain impacts related to the COVID-19 pandemic, partially offset by additional premiums recorded for experience-rated contracts that are not reflected in the table above.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.

The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Group Benefits - Group life	$7,469	$7,605
RIS:
Capital markets investment products and stable value GICs	57,799	58,554
Annuities and risk solutions	11,673	10,650
MetLife Holdings - Annuities	9,513	10,888
Other	15,686	16,197
Total	$102,140	$103,894
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
Group Benefits
Group Life
The Group Benefits segment’s group life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$7,605	$7,954	$7,889
Deposits	3,481	3,227	3,227
Policy charges	(658)	(635)	(612)
Surrenders and withdrawals	(3,132)	(3,121)	(2,680)
Benefit payments	(13)	(12)	(10)
Net transfers from (to) separate accounts	(3)	—	(2)
Interest credited	189	192	142
Balance at December 31,	$7,469	$7,605	$7,954

Weighted-average annual crediting rate	2.5%	2.5%	1.8%

At period end:
Cash surrender value	$7,407	$7,543	$7,900
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$263,198	$250,033	$244,638
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The Group Benefits segment’s group life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$456	$—	$726	$4,086	$5,268
Equal to or greater than 2% but less than 4%	1,247	100	61	1	1,409
Equal to or greater than 4%	682	—	39	37	758
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	34
Total	$2,385	$100	$826	$4,124	$7,469

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$899	$4,471	$236	$5,606
Equal to or greater than 2% but less than 4%	1,303	52	21	—	1,376
Equal to or greater than 4%	803	1	11	30	845
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	127
Total	$2,106	$952	$4,503	$266	$7,954
RIS
Capital Markets Investment Products and Stable Value GICs
The RIS segment’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $12.8 billion and $13.0 billion at December 31, 2024 and 2023, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $16.4 billion and $15.9 billion at December 31, 2024 and 2023, respectively. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2024 and 2023. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion at both December 31, 2024 and 2023.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Information regarding the RIS segment’s capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$58,554	$58,508	$58,495
Deposits	65,802	62,605	74,689
Surrenders and withdrawals	(67,924)	(65,444)	(75,129)
Interest credited	2,190	1,907	1,190
Effect of foreign currency translation and other, net	(823)	978	(737)
Balance at December 31,	$57,799	$58,554	$58,508

Weighted-average annual crediting rate	3.8%	3.3%	2.1%
Cash surrender value at period end	$1,524	$1,583	$1,706
The RIS segment’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$2,675	$2,675
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,124
Total	$—	$—	$—	$2,675	$57,799

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$1	$3,053	$3,054
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	55,454
Total	$—	$—	$1	$3,053	$58,508
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The RIS segment’s annuity and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$10,650	$10,244	$10,009
Deposits	1,776	850	912
Policy charges	(123)	(160)	(135)
Surrenders and withdrawals	(518)	(215)	(176)
Benefit payments	(576)	(547)	(555)
Net transfers from (to) separate accounts	27	53	(1)
Interest credited	472	427	396
Other	(35)	(2)	(206)
Balance at December 31,	$11,673	$10,650	$10,244

Weighted-average annual crediting rate	4.3%	4.2%	4.0%

At period end:
Cash surrender value	$7,462	$6,798	$6,365
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$33,128	$33,148	$33,908
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s annuity and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$11	$2,083	$2,094
Equal to or greater than 2% but less than 4%	195	32	357	28	612
Equal to or greater than 4%	3,623	—	165	6	3,794
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,173
Total	$3,818	$32	$533	$2,117	$11,673

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$64	$1,201	$1,265
Equal to or greater than 2% but less than 4%	301	39	40	375	755
Equal to or greater than 4%	3,657	122	1	4	3,784
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,440
Total	$3,958	$161	$105	$1,580	$10,244
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
MetLife Holdings
Annuities
The MetLife Holdings segment’s annuity PABs primarily include fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$10,888	$12,598	$13,692
Deposits	153	172	229
Policy charges	(11)	(12)	(13)
Surrenders and withdrawals	(1,609)	(1,916)	(1,453)
Benefit payments	(382)	(408)	(406)
Net transfers from (to) separate accounts	146	72	198
Interest credited	318	359	375
Other	10	23	(24)
Balance at December 31,	$9,513	$10,888	$12,598

Weighted-average annual crediting rate	3.2%	3.1%	2.9%

At period end:
Cash surrender value	$8,891	$10,181	$11,688
Net amount at risk, excluding offsets from reinsurance (1):
In the event of death (2)	$2,540	$2,821	$4,354
At annuitization or exercise of other living benefits (3)	$709	$646	$917
__________________
(1)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “MetLife Holdings – Annuities” in Note 5.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The MetLife Holdings segment’s annuity account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$2	$140	$441	$75	$658
Equal to or greater than 2% but less than 4%	1,639	5,669	519	107	7,934
Equal to or greater than 4%	392	151	6	—	549
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	372
Total	$2,033	$5,960	$966	$182	$9,513

December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888

December 31, 2022
Equal to or greater than 0% but less than 2%	$934	$4	$8	$16	$962
Equal to or greater than 2% but less than 4%	9,381	892	186	12	10,471
Equal to or greater than 4%	593	43	—	—	636
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	529
Total	$10,908	$939	$194	$28	$12,598
5. Market Risk Benefits
The Company establishes liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2024			2023
	Asset	Liability	Net	Asset	Liability	Net
	(In millions)
MetLife Holdings - Annuities	$231	$2,300	$2,069	$156	$2,858	$2,702
Other	15	39	24	21	20	(1)
Total	$246	$2,339	$2,093	$177	$2,878	$2,701
Rollforwards
The following information about the direct and assumed liabilities (assets) for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MetLife Holdings - Annuities
The MetLife Holdings segment’s variable annuity products offer contract features where the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantees contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding MetLife Holdings annuity products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$2,702	$3,071	$5,715

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$2,741	$3,164	$6,017
Attributed fees collected	295	315	316
Benefit payments	(89)	(57)	(42)
Effect of changes in interest rates	(717)	(156)	(3,584)
Effect of changes in capital markets	(431)	(734)	896
Effect of changes in equity index volatility	39	(120)	41
Actual policyholder behavior different from expected behavior	180	115	3
Effect of changes in future expected policyholder behavior and other assumptions (1)	19	9	(317)
Effect of foreign currency translation and other, net (2)	45	219	72
Effect of changes in risk margin	(56)	(14)	(238)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2,026	2,741	3,164
Cumulative effect of changes in the instrument-specific credit risk	43	(39)	(93)
Balance at December 31,	$2,069	$2,702	$3,071

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,540	$2,821	$4,354
At annuitization or exercise of other living benefits (5)	$709	$646	$917
Weighted-average attained age of contractholders:
In the event of death (4)	71 years	70 years	69 years
At annuitization or exercise of other living benefits (5)	70 years	70 years	69 years
__________________
(1)    For the year ended December 31, 2022, the effect of changes in future expected policyholder behavior and other assumptions was primarily driven by changes in policyholder behavior assumptions relating to projected annuitizations for variable annuities.
(2)    Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)    Includes amounts for certain variable annuity guarantees recorded as MRBs on contracts also recorded as PABs which are disclosed in “MetLife Holdings – Annuities” in Note 4.
(4)    For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
(5)    For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities (assets) was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$(1)	$25	$286

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$2	$34	$322
Attributed fees collected	2	2	2
Effect of changes in interest rates	(23)	(9)	(156)
Effect of changes in capital markets	—	—	(2)
Actual policyholder behavior different from expected behavior	—	(26)	(5)
Effect of changes in future expected policyholder behavior and other assumptions	1	1	(2)
Effect of foreign currency translation and other, net	47	—	(125)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	29	2	34
Cumulative effect of changes in the instrument-specific credit risk	(5)	(3)	(9)
Balance at December 31,	$24	$(1)	$25
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $54.1 billion and $54.7 billion at December 31, 2024 and 2023, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $25.1 billion and $28.5 billion at December 31, 2024 and 2023, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.6% at both December 31, 2024 and 2023.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
RIS:
Stable Value and Risk Solutions	$32,761	$35,562
Annuities	11,001	11,659
MetLife Holdings - Annuities	27,766	29,162
Other	7,674	6,814
Total	$79,202	$83,197
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The separate account liabilities are primarily comprised of the following: RIS stable value and risk solutions contracts, RIS annuities participating and non-participating group contracts and MetLife Holdings variable annuities.
The balances of and changes in separate account liabilities were as follows:

	RIS Stable Value and Risk Solutions	RIS Annuities	MetLife Holdings Annuities
	(In millions)
Balance, January 1, 2022	$54,391	$21,292	$40,096
Premiums and deposits	4,329	1,233	266
Policy charges	(263)	(25)	(665)
Surrenders and withdrawals	(5,882)	(7,481)	(2,906)
Benefit payments	(108)	—	(431)
Investment performance	(4,492)	(2,823)	(7,722)
Net transfers from (to) general account	57	(56)	(199)
Other (1)	(4,783)	(446)	4
Balance, December 31, 2022	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162
Premiums and deposits	1,655	145	235
Policy charges	(218)	(21)	(602)
Surrenders and withdrawals	(5,376)	(918)	(3,782)
Benefit payments	(87)	—	(491)
Investment performance	1,301	83	3,399
Net transfers from (to) general account	(28)	—	(146)
Other	(48)	53	(9)
Balance, December 31, 2024	$32,761	$11,001	$27,766

Cash surrender value at December 31, 2022 (2)	$38,420	N/A	$28,292
Cash surrender value at December 31, 2023 (2)	$30,841	N/A	$29,016
Cash surrender value at December 31, 2024 (2)	$28,089	N/A	27,640
_______________
(1)    Other for RIS stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(2)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31, 2024
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$—	$9,865	$—	$9,865
Public utilities	—	1,075	—	1,075
Municipals	—	219	—	219
Corporate bonds:
Materials	—	244	—	244
Communications	—	800	—	800
Consumer	—	1,862	—	1,862
Energy	—	952	—	952
Financial	—	3,403	—	3,403
Industrial and other	—	769	—	769
Technology	—	513	—	513
Total corporate bonds	—	8,543	—	8,543
Total bonds	—	19,702	—	19,702
Mortgage-backed securities	—	8,842	—	8,842
Asset-backed securities and collateralized loan obligations (collectively, “ABS & CLO”)	—	1,904	—	1,904
Redeemable preferred stock	—	8	—	8
Total fixed maturity securities	—	30,456	—	30,456
Equity securities	—	2,726	—	2,726
Mutual funds	1,319	4,069	34,024	39,412
Other invested assets	—	1,268	—	1,268
Total investments	1,319	38,519	34,024	73,862
Other assets	—	5,340	—	5,340
Total	$1,319	$43,859	$34,024	$79,202
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)

	December 31, 2023
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$—	$10,112	$—	$10,112
Public utilities	—	1,066	—	1,066
Municipals	—	346	—	346
Corporate bonds:
Materials	—	251	—	251
Communications	—	1,019	—	1,019
Consumer	—	2,108	—	2,108
Energy	—	1,089	—	1,089
Financial	—	3,764	—	3,764
Industrial and other	—	840	—	840
Technology	—	561	—	561
Total corporate bonds	—	9,632	—	9,632
Total bonds	—	21,156	—	21,156
Mortgage-backed securities	—	9,515	—	9,515
ABS & CLO	—	2,341	—	2,341
Redeemable preferred stock	—	9	—	9
Total fixed maturity securities	—	33,021	—	33,021
Equity securities	—	3,119	—	3,119
Mutual funds	1,159	3,672	34,728	39,559
Other invested assets	—	1,425	—	1,425
Total investments	1,159	41,237	34,728	77,124
Other assets	—	6,073	—	6,073
Total	$1,159	$47,310	$34,728	$83,197
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
DAC and VOBA
Information regarding total DAC and VOBA, DAC by segment, and Corporate & Other, was as follows at:

	Group Benefits	RIS	MetLife Holdings (1)	Corporate & Other	Total
	(In millions)
DAC:
Balance at January 1, 2022	$272	$112	$3,457	$6	$3,847
Capitalizations	18	51	—	120	189
Amortization	(26)	(26)	(237)	(6)	(295)
Balance at December 31, 2022	264	137	3,220	120	3,741
Capitalizations	18	46	(1)	55	118
Amortization	(27)	(28)	(224)	(17)	(296)
Other (2)	—	—	(272)	—	(272)
Balance at December 31, 2023	255	155	2,723	158	3,291
Capitalizations	14	97	(1)	—	110
Amortization	(25)	(38)	(196)	(18)	(277)
Balance at December 31, 2024	$244	$214	$2,526	$140	$3,124

Total DAC and VOBA:
Balance at December 31, 2022					$3,757
Balance at December 31, 2023					$3,305
Balance at December 31, 2024					$3,136
__________________
(1)Includes DAC balances primarily related to whole life, variable annuities, term life, long-term care, and universal life products.
(2)MetLife Holdings segment includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for RIS annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
VODA and VOCRA:
Balance at January 1,	$84	$99	$116
Amortization	(13)	(15)	(17)
Balance at December 31,	$71	$84	$99
Accumulated amortization	$386	$373	$358
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products by segment included in other policy-related balances was as follows:

	RIS	MetLife Holdings	Total
	(In millions)
Balance at January 1, 2022	$21	$195	$216
Deferrals	1	45	46
Amortization	(4)	(13)	(17)
Balance at December 31, 2022	18	227	245
Deferrals	2	33	35
Amortization	(4)	(14)	(18)
Other (1)	—	(241)	(241)
Balance at December 31, 2023	16	5	21
Deferrals	2	—	2
Amortization	(4)	—	(4)
Balance at December 31, 2024	$14	$5	$19
__________________
(1)     MetLife Holdings segment includes activity for total UREV ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance for various insurance products by accepting risk from affiliates and unaffiliated companies.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
Group Benefits
For its Group Benefits segment, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures a 90% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The Company also reinsures a 90% quota share of its vision business to an affiliate. The majority of the Company’s other reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
RIS
The Company’s RIS segment has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate.
MetLife Holdings
For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. For the Group Benefits segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that the Company believes are subject to the greatest catastrophic risks. For its other segments, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2024 and 2023, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.3 billion and $1.4 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
At December 31, 2024, the Company had $9.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.2 billion, or 91%, were with the Company’s five largest unaffiliated ceded reinsurers, including $898 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $9.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.9 billion, or 93%, were with the Company’s five largest unaffiliated ceded reinsurers, including $925 million of net unaffiliated ceded reinsurance recoverables which were unsecured.
The Company has reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$27,678	$25,027	$31,265
Reinsurance assumed	1,029	847	872
Reinsurance ceded	(1,146)	(1,156)	(948)
Net premiums	$27,561	$24,718	$31,189
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,052	$2,019	$2,079
Reinsurance assumed	18	(17)	30
Reinsurance ceded	(570)	(338)	(292)
Net universal life and investment-type product policy fees	$1,500	$1,664	$1,817
Other revenues
Direct other revenues	$1,012	$1,025	$1,025
Reinsurance assumed	159	125	54
Reinsurance ceded	604	523	615
Net other revenues	$1,775	$1,673	$1,694
Policyholder benefits and claims
Direct policyholder benefits and claims	$29,260	$26,768	$33,433
Reinsurance assumed	1,016	708	856
Reinsurance ceded	(1,495)	(1,326)	(1,156)
Net policyholder benefits and claims	$28,781	$26,150	$33,133
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(109)	$(87)	$43
Reinsurance assumed	(18)	(48)	(39)
Reinsurance ceded	(21)	(15)	(15)
Net policyholder liability remeasurement (gains) losses	$(148)	$(150)	$(11)
MRBs remeasurement (gains) losses
Direct MRBs remeasurement (gains) losses	$(924)	$(701)	$(3,389)
Reinsurance assumed	(8)	(2)	10
Reinsurance ceded	—	—	—
Net MRBs remeasurement (gains) losses	$(932)	$(703)	$(3,379)
Interest credited to PABs
Direct interest credited to PABs	$3,564	$3,276	$2,418
Reinsurance assumed	367	354	109
Reinsurance ceded	(112)	(28)	(18)
Net interest credited to PABs	$3,819	$3,602	$2,509
Other expenses
Direct other expenses	$5,283	$5,365	$5,026
Reinsurance assumed	72	280	97
Reinsurance ceded	324	140	580
Net other expenses	$5,679	$5,785	$5,703
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$3,707	$856	$23,521	$28,084	$3,287	$736	$24,213	$28,236
MRBs	239	7	—	246	170	7	—	177
DAC and VOBA	3,450	140	(454)	3,136	3,628	158	(481)	3,305
Total assets	$7,396	$1,003	$23,067	$31,466	$7,085	$901	$23,732	$31,718
Liabilities
FPBs	$123,596	$3,023	$—	$126,619	$125,885	$3,297	$—	$129,182
PABs	93,135	9,005	—	102,140	94,825	9,069	—	103,894
MRBs	2,328	11	—	2,339	2,863	15	—	2,878
Other policy-related balances	8,345	307	(314)	8,338	8,186	384	(281)	8,289
Other liabilities	8,197	2,013	13,459	23,669	7,800	2,112	13,807	23,719
Total liabilities	$235,601	$14,359	$13,145	$263,105	$239,559	$14,877	$13,526	$267,962
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $13.5 billion and $14.3 billion at December 31, 2024 and 2023, respectively. Also, included in other liabilities in the table above are deposit liabilities on reinsurance of $1.3 billion and $1.5 billion at December 31, 2024 and 2023, respectively.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group (“Global Atlantic”), a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities, which are reported in the MetLife Holdings segment. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $7.5 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company (i) transferred to the reinsurer $7.2 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $1.7 billion pre-tax ceding commission, (ii) retained $4.5 billion separate account assets under the modified coinsurance arrangement and (iii) recorded the net cost of reinsurance of $240 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Reinsurance assumed	$5	$(19)	$7
Reinsurance ceded	(401)	(372)	(139)
Net premiums	$(396)	$(391)	$(132)
Universal life and investment-type product policy fees
Reinsurance assumed	$24	$4	$—
Reinsurance ceded	(1)	(6)	(4)
Net universal life and investment-type product policy fees	$23	$(2)	$(4)
Other revenues
Reinsurance assumed	$142	$91	$78
Reinsurance ceded	470	471	472
Net other revenues	$612	$562	$550
Policyholder benefits and claims
Reinsurance assumed	$40	$(121)	$52
Reinsurance ceded	(334)	(310)	(142)
Net policyholder benefits and claims	$(294)	$(431)	$(90)
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$(7)	$(40)	$(47)
Reinsurance ceded	3	(11)	(9)
Net policyholder liability remeasurement (gains) losses	$(4)	$(51)	$(56)
Interest credited to PABs
Reinsurance assumed	$357	$344	$97
Reinsurance ceded	(10)	(11)	(12)
Net interest credited to PABs	$347	$333	$85
Other expenses
Reinsurance assumed	$46	$239	$36
Reinsurance ceded	424	220	651
Net other expenses	$470	$459	$687
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2024		2023
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$163	$11,048	$164	$11,302
DAC and VOBA	140	(156)	158	(160)
Total assets	$303	$10,892	$322	$11,142
Liabilities
FPBs	$2,028	$—	$2,236	$—
PABs	8,845	—	9,040	—
Other policy-related balances	66	(47)	65	(35)
Other liabilities	856	9,748	957	10,267
Total liabilities	$11,795	$9,701	$12,298	$10,232
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this reinsurance agreement are included within other liabilities and were ($46) million and ($39) million at December 31, 2024 and 2023, respectively. Net derivative gains (losses) associated with these embedded derivatives were $7 million, $11 million and $59 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($415) million and ($265) million at December 31, 2024 and 2023, respectively. Net derivative gains (losses) associated with the embedded derivative were $150 million, ($158) million and $1.5 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $885 million and $822 million of unsecured affiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $9.3 billion and $9.6 billion at December 31, 2024 and 2023, respectively. Also, included in the table above are deposit liabilities on affiliated reinsurance of $689 million and $764 million at December 31, 2024 and 2023, respectively.
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2024	2023
	(In millions)
Closed Block Liabilities
FPBs	$35,015	$36,142
Other policy-related balances	315	319
Policyholder dividends payable	174	174
Current income tax payable	6	—
Other liabilities	854	668
Total closed block liabilities	36,364	37,303
Assets Designated to the Closed Block
Investments:
Fixed maturity securities AFS, at estimated fair value	18,958	19,939
Mortgage loans	5,720	6,151
Policy loans	3,829	3,960
Real estate and REJV	659	668
Other invested assets	523	506
Total investments	29,689	31,224
Cash and cash equivalents	930	717
Accrued investment income	367	383
Premiums, reinsurance and other receivables	45	54
Current income tax recoverable	—	3
Deferred income tax asset	470	312
Total assets designated to the closed block	31,501	32,693
Excess of closed block liabilities over assets designated to the closed block	4,863	4,610
AOCI:
Unrealized investment gains (losses), net of income tax	(1,256)	(820)
Unrealized gains (losses) on derivatives, net of income tax	183	130
Total amounts included in AOCI	(1,073)	(690)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,790	$3,920
Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$—	$—	$1,682
Change in unrealized investment and derivative gains (losses)	—	—	(1,682)
Balance at December 31,	$—	$—	$—

MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Revenues
Premiums	$874	$922	$1,104
Net investment income	1,362	1,362	1,382
Net investment gains (losses)	(28)	7	(51)
Net derivative gains (losses)	15	—	33
Total revenues	2,223	2,291	2,468
Expenses
Policyholder benefits and claims	1,621	1,706	1,890
Policyholder dividends	354	366	458
Other expenses	82	86	90
Total expenses	2,057	2,158	2,438
Revenues, net of expenses before provision for income tax expense (benefit)	166	133	30
Provision for income tax expense (benefit)	36	28	6
Revenues, net of expenses and provision for income tax expense (benefit)	$130	$105	$24
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, broadly syndicated bank loans, and other assets. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2024					2023
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$50,394	$(45)	$609	$3,830	$47,128	$52,479	$(62)	$1,126	$3,050	$50,493
Foreign corporate	27,536	(15)	248	3,484	24,285	27,520	(2)	536	2,839	25,215
U.S. government and agency	25,163	—	87	3,407	21,843	23,100	—	243	2,283	21,060
RMBS	23,080	(1)	203	2,069	21,213	20,700	(1)	228	1,979	18,948
ABS & CLO	13,432	(7)	86	306	13,205	12,049	(6)	30	432	11,641
CMBS	5,605	(8)	38	356	5,279	6,387	(11)	28	570	5,834
Municipals	5,373	—	100	542	4,931	6,429	—	318	428	6,319
Foreign government	3,161	(36)	97	274	2,948	3,416	(50)	156	227	3,295
Total fixed maturity securities AFS	$153,744	$(112)	$1,468	$14,268	$140,832	$152,080	$(132)	$2,665	$11,808	$142,805
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$4,919	$24,675	$27,313	$54,624	$42,101	$153,632
Estimated fair value	$4,820	$23,977	$25,864	$46,474	$39,697	$140,832
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$8,413	$273	$21,608	$3,536	$3,537	$95	$25,752	$2,924
Foreign corporate	5,143	253	13,141	3,221	714	64	16,982	2,775
U.S government and agency	4,619	164	9,432	3,243	4,322	228	9,980	2,055
RMBS	4,483	93	10,674	1,976	1,470	37	12,813	1,941
ABS & CLO	1,388	15	4,296	289	937	20	8,250	410
CMBS	607	10	2,942	347	587	23	4,096	542
Municipals	724	22	1,895	520	262	10	2,102	418
Foreign government	691	23	1,181	246	431	12	1,452	212
Total fixed maturity securities AFS	$26,068	$853	$65,169	$13,378	$12,260	$489	$81,427	$11,277
Investment grade	$24,320	$767	$62,876	$13,122	$11,499	$453	$77,325	$10,849
Below investment grade	1,748	86	2,293	256	761	36	4,102	428
Total fixed maturity securities AFS	$26,068	$853	$65,169	$13,378	$12,260	$489	$81,427	$11,277
Total number of securities in an unrealized loss position	3,637		6,786		1,679		8,441
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $2.5 billion for the year ended December 31, 2024 to $14.2 billion primarily due to an increase in interest rates and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2024 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2024, $256 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, communications and transportation sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

At December 31, 2024, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2024.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of ACL for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2024	(In millions)
Balance at January 1,	$62	$2	$50	$1	$6	$11	$132
ACL not previously recorded	37	13	—	—	—	—	50
Changes for securities with previously recorded ACL	4	—	1	—	1	1	7
Securities sold or exchanged	(58)	—	(15)	—	—	(4)	(77)
Balance at December 31,	$45	$15	$36	$1	$7	$8	$112

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2023	(In millions)
Balance at January 1,	$28	$3	$68	$—	$—	$15	$114
ACL not previously recorded	31	—	—	2	6	1	40
Changes for securities with previously recorded ACL	7	(1)	(2)	(1)	—	5	8
Securities sold or exchanged	(4)	—	(16)	—	—	(10)	(30)
Balance at December 31,	$62	$2	$50	$1	$6	$11	$132
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$34,692	57.8%	$37,129	59.3%
Agricultural	15,208	25.3	15,831	25.3
Residential	10,628	17.7	10,133	16.2
Total amortized cost	60,528	100.8	63,093	100.8
ACL	(503)	(0.8)	(509)	(0.8)
Total mortgage loans	$60,025	100.0%	$62,584	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($791) million and ($720) million at December 31, 2024 and 2023, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $178 million, $158 million and $92 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2023 was $196 million, $166 million and $79 million,
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
Purchases of mortgage loans, consisting primarily of residential mortgage loans, from unaffiliated parties, were $1.5 billion, $1.1 billion and $2.3 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
Sales of mortgage loans, consisting primarily of commercial mortgage loans, to unaffiliated parties, were $0, $141 million and $0 for the years ended December 31, 2024, 2023 and 2022, respectively.
For the years ended December 31, 2024, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $181 million, $14 million and $306 million, respectively, to REJVs which subsequently completed foreclosure on those mortgage loans.
For the year ended December 31, 2024, the Company acquired wholly-owned real estate by completing foreclosures on commercial mortgage loans with an amortized cost of $31 million.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2024, 2023 and 2022 was $48 million, $22 million and $167 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $171 million, $536 million and $576 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2024, 2023 and 2022 was $2.0 billion, $2.1 billion and $4.8 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $4.4 billion, $2.5 billion and $2.6 billion for the years ended December 31, 2024, 2023 and 2022, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. The Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $11.9 billion and $13.1 billion for the years ended December 31, 2024 and 2023, respectively.
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2024				2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$210	$152	$147	$509	$174	$105	$169	$448	$260	$79	$197	$536
Provision (release) (1)	114	31	(19)	126	50	83	(22)	111	(3)	47	(20)	24
Charge-offs, net of recoveries	(12)	(120)	—	(132)	(14)	(36)	—	(50)	(83)	(21)	(8)	(112)
Balance at December 31,	$312	$63	$128	$503	$210	$152	$147	$509	$174	$105	$169	$448
__________________
(1)Includes releases totaling $33 million for the year ended December 31, 2024 related to discounted payoff losses on commercial mortgage loans reclassified to realized gains (losses) on investments sold or disposed.
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The gross charge-offs of mortgage loans by origination year and portfolio segment for the year ended December 31, 2024 is as follows:

	2024	2023	2022	2021	2020	Prior	Total
	(In millions)
Commercial	$—	$—	$—	$—	$3	$9	$12
Agricultural	—	—	—	16	27	77	120
Total	$—	$—	$—	$16	$30	$86	$132
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded.
These mortgage loan modifications are summarized as follows:

	Years Ended December 31,
	2024			2023
	Maturity Extension (1)	Weighted Average Life Increase		Maturity Extension	Weighted Average Life Increase
	Amortized Cost	Affected Loans (in Years)	% of Book Value	Amortized Cost	Affected Loans (in Years)	% of Book Value
	(Dollars in millions)
Commercial	$555	3 Years	1.6%	$419	Less than one year	1.0%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $189 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

For the years ended December 31, 2024 and 2023, all commercial mortgage loans which were modified to borrowers experiencing financial difficulties and still outstanding were current. For the year ended December 31, 2024, commercial mortgage loans with an amortized cost of $171 million, which were previously extended, became delinquent and foreclosed within 12 months of modification.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,756	$1,394	$1,239	$1,546	$713	$8,195	$2,440	$17,283	49.8%
65% to 75%	462	342	2,518	1,086	216	2,548	—	7,172	20.7
76% to 80%	189	—	155	210	209	1,405	—	2,168	6.2
Greater than 80%	123	111	747	929	788	5,371	—	8,069	23.3
Total	$2,530	$1,847	$4,659	$3,771	$1,926	$17,519	$2,440	$34,692	100.0%
DSCR:
> 1.20x	$1,864	$1,260	$3,793	$3,323	$1,729	$15,022	$2,440	$29,431	84.8%
1.00x - 1.20x	247	372	482	387	160	1,056	—	2,704	7.8
<1.00x	419	215	384	61	37	1,441	—	2,557	7.4
Total	$2,530	$1,847	$4,659	$3,771	$1,926	$17,519	$2,440	$34,692	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$508	$794	$1,826	$1,434	$1,770	$6,350	$1,337	$14,019	92.2%
65% to 75%	44	55	159	207	106	499	22	1,092	7.2
76% to 80%	—	—	24	—	3	—	9	36	0.2
Greater than 80%	—	—	—	—	14	46	1	61	0.4
Total	$552	$849	$2,009	$1,641	$1,893	$6,895	$1,369	$15,208	100.0%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$834	$311	$1,764	$1,098	$146	$6,138	$—	$10,291	96.8%
Nonperforming (1)	7	15	66	13	8	228	—	337	3.2
Total	$841	$326	$1,830	$1,111	$154	$6,366	$—	$10,628	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $111 million and $134 million at December 31, 2024 and 2023, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% and 99% of all mortgage loans classified as performing at December 31, 2024 and 2023, respectively. The Company defines delinquency consistent with
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Commercial	$378	$19	$—	$—	$578	$303
Agricultural	243	40	171	—	82	206
Residential	337	343	—	—	337	343
Total	$958	$402	$171	$—	$997	$852
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,640	$1,594	$157	$171	$198
Other real estate	538	506	280	287	243
REJV	6,724	6,590	(100)	(75)	308
Total real estate and REJV	$8,902	$8,690	$337	$383	$749
Depreciation expense on real estate investments was $95 million, $81 million and $86 million for the years ended December 31, 2024, 2023 and 2022, respectively. Real estate investments were net of accumulated depreciation of $734 million and $638 million at December 31, 2024 and 2023, respectively.
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$907	$848	$102	$114	$74
Apartment	316	324	23	23	34
Retail	278	280	21	23	35
Industrial	114	119	11	11	55
Land	25	23	—	—	—
Total leased real estate investments	$1,640	$1,594	$157	$171	$198
Future contractual receipts under operating leases at December 31, 2024 were $114 million in 2025, $108 million in 2026, $100 million in 2027, $85 million in 2028, $65 million in 2029, $186 million thereafter and, in total, were $659 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit and Pledged as Collateral”), an operating joint venture (see Note 1) and company-owned life insurance policies (see Note 1).
Tax Equity Investments
The Company invests in certain tax equity investments, including low income housing tax credit partnerships and renewable energy partnerships. The carrying value of tax equity investments, reported in other invested assets on the condensed consolidated balance sheets, was $714 million and $1.0 billion at December 31, 2024 and 2023, respectively. For the year ended December 31, 2024, income tax credits and other income tax benefits of $149 million and amortized expense of $134 million were recognized net as a component of income tax expense in the Company’s consolidated statement of operations.
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by asset type.

	December 31,
	2024			2023
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Asset Type
		(In millions)
FVO securities (2)	$296	$576	$872	$379	$367	$746

Equity securities
Common stock (3)	$139	$9	$148	$118	$45	$163
Non-redeemable preferred stock	22	2	24	177	7	184
Total equity securities	$161	$11	$172	$295	$52	$347
__________________
(1)    Represents cumulative changes in estimated fair value, recognized in earnings.
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)    Includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.
(3) Includes common stock and certain mutual funds.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $4.9 billion and $3.5 billion, at estimated fair value, at December 31, 2024 and 2023, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2024 and 2023.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2024			2023
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
			(In millions)
Securities lending	$6,038	$6,202	$6,098	$5,528	$5,684	$5,565
Repurchase agreements	$3,019	$2,975	$2,925	$3,029	$2,975	$2,913
__________________
(1)These securities were included within fixed maturity securities AFS at December 31, 2024 and within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2024					2023
	Remaining Maturities					Remaining Maturities
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by security type:
Securities lending:
U.S. government and agency	$1,767	$3,023	$1,412	$—	$6,202	$943	$2,523	$2,218	$—	$5,684

Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$2,975	$—	$—	$2,975
________________
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreement reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits)	$102	$105
Invested assets pledged as collateral (1)	21,252	21,177
Total invested assets on deposit and pledged as collateral	$21,354	$21,282
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $628 million and $637 million, at redemption value, at December 31, 2024 and 2023, respectively.
Collectively Significant Equity Method Investments
The Company held equity method investments of $15.3 billion at December 31, 2024, comprised primarily of OLPI (private equity funds and hedge funds), REJV and real estate funds, tax credit and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $2.6 billion of unfunded commitments at December 31, 2024.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2024 and 2022.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $936.6 billion and $991.6 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $114.8 billion and $114.1 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $47.2 billion, $24.7 billion and ($8.3) billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity.
Consolidated VIEs
Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.
The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

	December 31,
	2024		2023
Asset Type	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Real estate and REJV	$2,004	$3	$1,427	$—
Mortgage loan joint ventures	210	—	171	—
Renewable energy partnership (primarily other invested assets)	57	—	65	—
Investment funds (primarily other invested assets)	65	1	61	—
Total	$2,336	$4	$1,724	$—

Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2024		2023
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$37,602	$37,602	$35,370	$35,370
OLPI	6,746	8,590	7,319	9,452
Other invested assets	985	1,129	1,318	1,405
Other investments (REJV and mortgage loans)	475	661	104	267
Total	$45,808	$47,982	$44,111	$46,494
__________________
(1)The maximum exposure to loss relating to fixed maturity securities AFS and FVO securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and mortgage loans is equal to the carrying amounts plus any unrecognized unfunded commitments. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 19, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2024, 2023 and 2022.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS	$7,477	$7,492	$6,458
Mortgage loans	3,264	3,302	2,615
Policy loans	290	294	288
Real estate and REJV	337	383	749
OLPI	441	191	433
Cash, cash equivalents and short-term investments	380	382	147
FVO securities	159	147	(143)
Operating joint venture	145	18	34
Equity securities	19	7	11
Other	432	297	410
Subtotal investment income	12,944	12,513	11,002
Less: Investment expenses	1,309	1,307	880
Net investment income	$11,635	$11,206	$10,122

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net realized gains (losses) from sales and disposals	$(15)	$—	$(13)
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	233	216	(33)
Net realized and unrealized gains (losses) recognized in net investment income	$218	$216	$(46)

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in net investment income:	$171	$140	$(145)

Equity method investments net investment income (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$548	$51	$625
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS (1)	$(514)	$(1,284)	$(851)
Equity securities	(15)	5	6
Mortgage loans (1)	(180)	(174)	(42)
Real estate and REJV (excluding changes in estimated fair value)	229	102	561
OLPI (excluding changes in estimated fair value) (2)	(43)	9	4
Other gains (losses)	26	18	72
Subtotal	(497)	(1,324)	(250)
Change in estimated fair value of OLPI and REJV	3	(6)	(14)
Non-investment portfolio gains (losses)	44	(45)	137
Subtotal	47	(51)	123
Net investment gains (losses)	$(450)	$(1,375)	$(127)

Transaction Type
Realized gains (losses) on investments sold or disposed (1), (2)	$(288)	$(193)	$(146)
Impairment (losses) (1)	(65)	(994)	(38)
Recognized gains (losses):
Change in ACL recognized in earnings	(105)	(144)	(77)
Unrealized net gains (losses) recognized in earnings	(36)	1	(3)
Total recognized gains (losses)	(141)	(143)	(80)
Non-investment portfolio gains (losses)	44	(45)	137
Net investment gains (losses)	$(450)	$(1,375)	$(127)

Net Investment Gains (Losses) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in net investment gains (losses)	$(35)	$7	$8

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$3	$(10)	$48
Gains (losses) on leveraged leases and renewable energy partnerships	$15	$26	$33

Foreign currency gains (losses)	$33	$(61)	$97

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments:
Recognized in net investment gains (losses)	$(288)	$(193)	$(146)
Recognized in net investment income	(15)	—	(13)
Net realized investment gains (losses) from sales and disposals of investments	$(303)	$(193)	$(159)
__________________
(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments, (calculated at lower of amortized cost or estimated fair value) and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)Includes a net loss of $38 million during the year ended December 31, 2024 for private equity investments sold. For the year ended December 31, 2024, the Company sold $638 million in portfolios of investments to a fund for proceeds of $600 million in cash and receivables secured by the value of the fund. An affiliate has entered into an agreement to serve as the investment manager of the fund for which it will receive a management fee.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2024	2023	2022
	(In millions)
Proceeds	$14,303	$19,803	$42,903
Gross investment gains	$180	$354	$469
Gross investment (losses)	(650)	(655)	(1,221)
Realized gains (losses) on sales and disposals	(470)	(301)	(752)
Net credit loss (provision) release (change in ACL recognized in earnings)	20	(18)	(61)
Impairment (losses)	(64)	(965)	(38)
Net credit loss (provision) release and impairment (losses)	(44)	(983)	(99)
Net investment gains (losses)	$(514)	$(1,284)	$(851)

Equity Securities
Realized gains (losses) on sales and disposals	$24	$(2)	$(6)
Unrealized net gains (losses) recognized in earnings	(39)	7	12
Net investment gains (losses)	$(15)	$5	$6
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and REJV to and from affiliates. Invested assets transferred to and from were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$386	$718	$472
Amortized cost of invested assets transferred to affiliates	$403	$756	$432
Net investment gains (losses) recognized on transfers	$(16)	$(38)	$40
Estimated fair value of invested assets transferred from affiliates	$102	$1,178	$497
Estimated fair value of derivative liabilities transferred from affiliates	$—	$—	$64
Recurring related party investments were as follows at:

		December 31,
		2024	2023
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,014	$1,130
Affiliated investments (2)	Metropolitan General Insurance Company	152	150
Affiliated funds withheld (3)	MTL	2,604	2,820
Other invested assets		$3,770	$4,100
________________
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion 2.16% affiliated senior unsecured notes due July 2030. These affiliated investments earned investment income of $19 million, $20 million and $16 million for the years ended December 31, 2024, 2023, and 2022, respectively.
(2)In December 2024, MLIC exchanged its investment in the affiliated preferred stock of Metropolitan General Insurance Company for an investment in the affiliate’s unsecured note which matures December 2034 and bears interest, payable semi-annually, at a rate per annum of 6.47%. At December 31, 2023, the affiliated preferred stock had a dividend yield of 7.50% that was cumulative and payable annually in arrears, and the shares were redeemable, at the affiliate's option, after December 15, 2028. These affiliated investments earned investment income of $12 million and $0 for the years ended December 31, 2024 and 2023, respectively.
(3)Represents affiliated fund withheld, reported in other invested assets, related to an agreement the Company, through its wholly-owned subsidiary, entered into to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL.
The Company incurred investment advisory charges from an affiliate of $306 million, $301 million and $272 million for the years ended December 31, 2024, 2023, and 2022, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJV and affiliated mortgage loan joint ventures.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and (iv) minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2024			2023
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,801	$1,018	$630	$4,443	$1,257	$508
Foreign currency swaps	Foreign currency exchange rate	1,450	32	67	1,459	55	1
Subtotal		6,251	1,050	697	5,902	1,312	509
Cash flow hedges:
Interest rate swaps	Interest rate	3,788	—	329	3,789	1	246
Interest rate forwards	Interest rate	—	—	—	970	—	175
Foreign currency swaps	Foreign currency exchange rate	32,634	2,305	1,018	30,342	1,977	846
Subtotal		36,422	2,305	1,347	35,101	1,978	1,267
Total qualifying hedges		42,673	3,355	2,044	41,003	3,290	1,776
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	15,405	1,400	742	15,516	1,476	638
Interest rate floors	Interest rate	5,519	34	—	13,921	39	—
Interest rate caps	Interest rate	15,700	128	—	28,890	355	—
Interest rate futures	Interest rate	93	—	—	25	—	—
Interest rate options	Interest rate	30,209	201	122	39,226	361	27
Synthetic GICs	Interest rate	6,042	—	—	6,145	—	—
Foreign currency swaps	Foreign currency exchange rate	4,170	496	2	4,304	446	24
Foreign currency forwards	Foreign currency exchange rate	1,288	22	8	1,176	8	10
Credit default swaps — purchased	Credit	729	13	1	809	3	7
Credit default swaps — written	Credit	9,519	152	5	10,007	186	4
Equity futures	Equity market	720	3	—	941	3	—
Equity index options	Equity market	11,336	166	198	17,703	339	193
Equity total return swaps	Equity market	1,799	42	9	1,912	—	218
Total non-designated or nonqualifying derivatives		102,529	2,657	1,087	140,575	3,216	1,121
Total		$145,202	$6,012	$3,131	$181,578	$6,506	$2,897
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at either December 31, 2024 or 2023. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(176)	$(47)	N/A
Hedged items	—	—	N/A	150	42	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	2	—	N/A	—	(90)	N/A
Hedged items	(1)	—	N/A	—	90	N/A
Subtotal	1	—	N/A	(26)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(293)
Amount of gains (losses) reclassified from AOCI into income	33	3	—	—	—	(36)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	95
Amount of gains (losses) reclassified from AOCI into income	4	(560)	—	—	—	556
Foreign currency transaction gains (losses) on hedged items	—	569	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	37	13	—	—	—	321
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(510)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	171	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	9	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	29	N/A	N/A	N/A
Equity derivatives (1)	(56)	N/A	(520)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(113)	N/A	N/A	N/A
Subtotal	(56)	N/A	(934)	N/A	N/A	N/A
Earned income on derivatives	189	—	411	(11)	(175)	—
Synthetic GICs	N/A	N/A	10	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	407	N/A	N/A	N/A
Total	$171	$13	$(106)	$(37)	$(180)	$321
MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$8	$—	N/A	$(959)	$(231)	N/A
Hedged items	(8)	—	N/A	905	226	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	105	—	N/A	—	—	N/A
Hedged items	(105)	—	N/A	—	—	N/A
Subtotal	—	—	N/A	(54)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(1,467)
Amount of gains (losses) reclassified from AOCI into income	59	51	—	—	—	(110)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	766
Amount of gains (losses) reclassified from AOCI into income	5	(417)	—	—	—	412
Foreign currency transaction gains (losses) on hedged items	—	411	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	64	45	—	—	—	(399)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	3	N/A	(2,190)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	2	N/A	564	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	44	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	(66)	N/A	N/A	N/A
Equity derivatives (1)	29	N/A	491	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(300)	N/A	N/A	N/A
Subtotal	34	N/A	(1,457)	N/A	N/A	N/A
Earned income on derivatives	370	—	599	112	(120)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	1,610	N/A	N/A	N/A
Total	$468	$45	$752	$58	$(125)	$(399)
__________________
(1)Excludes earned income on derivatives.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Fixed maturity securities AFS	$115	$120	$—	$1
Mortgage loans	$98	$345	$(1)	$(10)
FPBs	$(2,583)	$(2,863)	$359	$191
PABs	$(2,122)	$(1,844)	$187	$2
__________________
(1)Includes ($91) million and ($113) million of hedging adjustments on discontinued hedging relationships at December 31, 2024 and 2023, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $12 million, $23 million, and $25 million for the years ended December 31, 2024, 2023 and 2022, respectively.
At December 31, 2024 and 2023, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed four years and five years, respectively.
At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $1.2 billion and $894 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2024, the Company expected to reclassify $213 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3)	$—	$—	0.0	$—	$10	0.5
Credit default swaps referencing indices	72	4,126	2.2	80	3,831	2.7
Subtotal	72	4,126	2.2	80	3,841	2.7
Baa
Single name credit default swaps (3)	—	55	1.3	1	55	2.3
Credit default swaps referencing indices	68	5,209	4.1	102	5,982	5.6
Subtotal	68	5,264	4.1	103	6,037	5.5
Ba
Credit default swaps referencing indices	2	25	2.0	2	25	3.0
Subtotal	2	25	2.0	2	25	3.0
B
Credit default swaps referencing indices	6	89	3.5	1	74	5.0
Subtotal	6	89	3.5	1	74	5.0
Caa
Credit default swaps referencing indices	(1)	15	2.0	(4)	30	2.5
Subtotal	(1)	15	2.0	(4)	30	2.5
Total	$147	$9,519	3.3	$182	$10,007	4.4
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II the of Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s International Swaps and Derivatives Association, Inc. Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2024		2023
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$6,033	$3,132	$6,534	$2,892
OTC-cleared (1)	85	5	112	13
Exchange-traded	3	—	3	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	6,121	3,137	6,649	2,905
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,531)	(2,531)	(2,350)	(2,350)
OTC-cleared	(4)	(4)	(4)	(4)
Cash collateral: (3), (4)
OTC-bilateral	(2,000)	—	(2,872)	—
OTC-cleared	(78)	—	(105)	(1)
Securities collateral: (5)
OTC-bilateral	(1,487)	(601)	(1,283)	(542)
OTC-cleared	—	(1)	—	(8)
Exchange-traded	—	—	—	—
Net amount after application of master netting agreements and collateral	$21	$—	$35	$—
__________________
(1)At December 31, 2024 and 2023, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $109 million and $143 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $6 million and $8 million, respectively.
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2024 and 2023, the Company received excess cash collateral of $16 million and $154 million, respectively, and provided excess cash collateral of $4 million at both periods, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2024, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2024 and 2023, the Company received excess securities collateral with an estimated fair value of $355 million and $286 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2024 and 2023, the Company provided excess securities collateral with an estimated fair value of $824 million and $1.1 billion, respectively, for its OTC-bilateral derivatives, $423 million and $495 million, respectively, for its OTC-cleared derivatives, and $36 million and $56 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain specified minimum financial strength or credit ratings above investment grade level from Moody’s, S&P, or both. In those agreements, if a party’s financial strength or credit rating were to fall below the applicable minimum rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31, 2024			December 31, 2023
	Derivatives Subject to Financial Strength-Contingent Provisions	Derivatives Not Subject to Financial Strength-Contingent Provisions	Total	Derivatives subject to Financial Strength-contingent provisions	Derivatives Not Subject to Financial Strength-Contingent Provisions	Total
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$580	$21	$601	$542	—	$542
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$962	23	$985	$896	—	$896
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
__________________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2024	2023
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$181	$41
Funds withheld on affiliated assumed reinsurance	Other invested assets	(13)	(26)
Total		$168	$15
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$—	$104
Funds withheld on affiliated ceded reinsurance	Other liabilities	(461)	(304)
Fixed annuities with equity indexed returns	PABs	172	163
Total		$(289)	$(37)
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$40,202	$6,926	$47,128
Foreign corporate	—	16,120	8,165	24,285
U.S. government and agency	10,254	11,589	—	21,843
RMBS	—	20,000	1,213	21,213
ABS & CLO	—	9,329	3,876	13,205
CMBS	—	4,778	501	5,279
Municipals	—	4,924	7	4,931
Foreign government	—	2,936	12	2,948
Total fixed maturity securities AFS	10,254	109,878	20,700	140,832
Short-term investments	2,350	40	1	2,391
Other investments	46	67	1,371	1,484
Derivative assets: (1)
Interest rate	—	2,781	—	2,781
Foreign currency exchange rate	—	2,855	—	2,855
Credit	—	165	—	165
Equity market	3	205	3	211
Total derivative assets	3	6,006	3	6,012
Embedded derivatives within asset host contracts (2)	—	—	168	168
MRBs	—	—	246	246
Separate account assets (3)	13,688	64,655	859	79,202
Total assets (4)	$26,341	$180,646	$23,348	$230,335
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,823	$—	$1,823
Foreign currency exchange rate	—	1,095	—	1,095
Credit	—	6	—	6
Equity market	—	207	—	207
Total derivative liabilities	—	3,131	—	3,131
Embedded derivatives within liability host contracts (2)	—	—	(289)	(289)
MRBs	—	—	2,339	2,339
Separate account liabilities (3)	—	2	—	2
Total liabilities	$—	$3,133	$2,050	$5,183
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$41,718	$8,775	$50,493
Foreign corporate	—	16,875	8,340	25,215
U.S. government and agency	8,963	12,097	—	21,060
RMBS	3	17,616	1,329	18,948
ABS & CLO	—	10,109	1,532	11,641
CMBS	—	5,499	335	5,834
Municipals	—	6,319	—	6,319
Foreign government	—	3,281	14	3,295
Total fixed maturity securities AFS	8,966	113,514	20,325	142,805
Short-term investments	2,745	288	15	3,048
Other investments	76	77	1,317	1,470
Derivative assets: (1)
Interest rate	—	3,489	—	3,489
Foreign currency exchange rate	—	2,486	—	2,486
Credit	—	181	8	189
Equity market	3	332	7	342
Total derivative assets	3	6,488	15	6,506
Embedded derivatives within asset host contracts (2)	—	—	15	15
MRBs	—	—	177	177
Separate account assets (3)	13,945	68,284	968	83,197
Total assets (4)	$25,735	$188,651	$22,832	$237,218
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,419	$175	$1,594
Foreign currency exchange rate	—	881	—	881
Credit	—	11	—	11
Equity market	—	411	—	411
Total derivative liabilities	—	2,722	175	2,897
Embedded derivatives within liability host contracts (2)	—	—	(37)	(37)
MRBs	—	—	2,878	2,878
Separate account liabilities (3)	4	4	—	8
Total liabilities	$4	$2,726	$3,016	$5,746
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.
(4)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. The estimated fair value of such investments was $46 million and $48 million at December 31, 2024 and 2023, respectively.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings, issuance structures and those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		• N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Input:
• NAV
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	swap yield curves (2)	•	N/A	•	swap yield curves (2)	•	dividend yield curves (2)
	•	basis curves (2)			•	credit curves (2)	•	equity volatility (1), (2)
	•	repurchase rates			•	credit spreads	•	correlation between model inputs (1)
	•	interest rate volatility (1), (2)			•	repurchase rates
					•	independent non-binding broker quotations
__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk related to certain affiliated reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded affiliated reinsurance and experience refund related to certain assumed affiliated reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the reinsurance liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
MRBs
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2024				December 31, 2023				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	49	-	126	94	4	-	131	95	Increase
	•	Market pricing	•	Quoted prices (4)	13	-	100	94	—	-	110	93	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	—	-	128	95	—	-	112	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	44	-	113	98	78	-	101	94	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Swap yield (6)	—	-	—	—	367	-	399	385	Increase (7)
MRBs
Direct and assumed guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.13%	0.05%	(8)
				Ages 41 - 60	0.05%	-	0.68%	0.22%	0.05%	-	0.67%	0.22%	(8)
				Ages 61 - 115	0.35%	-	100%	1.14%	0.35%	-	100%	1.23%	(8)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	12.86%	0.80%	-	20.10%	8.72%	Decrease (9)
				Durations 11 - 20	3.10%	-	10.10%	6.05%	3.10%	-	10.10%	4.34%	Decrease (9)
				Durations 21 - 116	1%	-	10.10%	8.20%	0.10%	-	10.10%	4.59%	Decrease (9)
			•	Utilization rates	0.20%	-	16.25%	0.79%	0.20%	-	22%	0.44%	Increase (10)
			•	Withdrawal rates	0%	-	7.75%	4.77%	0.25%	-	7.75%	4.47%	(11)
			•	Long-term equity volatilities	16.63%	-	22.27%	18.77%	16.37%	-	21.85%	18.55%	Increase (12)
			•	Nonperformance risk spread	0.33%	-	0.66%	0.64%	0.38%	-	0.70%	0.73%	Decrease (13)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(8)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
(9)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(10)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(11)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(12)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(13)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain ceded affiliated reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), excluding MRBs (see Note 5):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Municipals	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2023	$14,733	$3,373	$—	$15	$47
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(46)	(2)	—	2	—
Total realized/unrealized gains (losses) included in AOCI	881	44	—	(3)	1
Purchases (3)	3,402	268	—	—	15
Sales (3)	(1,673)	(609)	—	—	(48)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	—	—	—
Transfers into Level 3 (4)	221	195	—	—	—
Transfers out of Level 3 (4)	(403)	(73)	—	—	—
Balance, December 31, 2023	17,115	3,196	—	14	15
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(129)	25	—	(1)	—
Total realized/unrealized gains (losses) included in AOCI	(526)	174	—	(2)	—
Purchases (3)	3,253	1,751	—	2	1
Sales (3)	(1,717)	(1,679)	—	(1)	(15)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	—	—	—
Transfers into Level 3 (4)	150	2,257	7	—	—
Transfers out of Level 3 (4)	(3,055)	(134)	—	—	—
Balance, December 31, 2024	$15,091	$5,590	$7	$12	$1
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(21)	$32	$—	$(37)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$—	$2	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$(93)	$30	$—	$(1)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(3,326)	$(341)	$—	$7	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$—	$(3)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(539)	$140	$—	$(2)	$—
Gains (Losses) Data for the year ended December 31, 2022
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(25)	$38	$—	$(37)	$—
Total realized/unrealized gains (losses) included in AOCI	$(3,334)	$(356)	$—	$6	$—
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2023	$1,022	$(331)	$458	$995
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	147	(24)	(366)	(27)
Total realized/unrealized gains (losses) included in AOCI	—	(5)	—	—
Purchases (3)	152	—	—	166
Sales (3)	(4)	—	—	(176)
Issuances (3)	—	—	—	—
Settlements (3)	—	201	(40)	1
Transfers into Level 3 (4)	—	—	—	13
Transfers out of Level 3 (4)	—	(1)	—	(4)
Balance, December 31, 2023	1,317	(160)	52	968
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	160	(10)	407	(27)
Total realized/unrealized gains (losses) included in AOCI	—	(31)	—	—
Purchases (3)	38	—	—	132
Sales (3)	(197)	—	—	(201)
Issuances (3)	—	—	—	—
Settlements (3)	—	211	(2)	—
Transfers into Level 3 (4)	53	—	—	—
Transfers out of Level 3 (4)	—	(7)	—	(13)
Balance, December 31, 2024	$1,371	$3	$457	$859
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(22)	$(17)	$1,610	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$141	$(3)	$407	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$—	$(454)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$(5)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(16)	$(140)	$1,610	$25
Total realized/unrealized gains (losses) included in AOCI	$—	$(547)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2024	2023
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$499	$295

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(117)	$(162)	$(13)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude: cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities (i.e. time deposits), which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$60,025	$—	$—	$56,824	$56,824
Policy loans	$5,601	$—	$—	$5,863	$5,863
Other invested assets	$2,117	$—	$1,734	$409	$2,143
Premiums, reinsurance and other receivables	$13,390	$—	$345	$13,212	$13,557
Liabilities
PABs	$86,061	$—	$—	$83,986	$83,986
Long-term debt	$1,552	$—	$1,632	$—	$1,632
Other liabilities	$11,160	$—	$259	$10,862	$11,121
Separate account liabilities	$25,873	$—	$25,873	$—	$25,873

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$62,584	$—	$—	$59,511	$59,511
Policy loans	$5,671	$—	$—	$6,042	$6,042
Other invested assets	$1,778	$—	$1,794	$—	$1,794
Premiums, reinsurance and other receivables	$14,028	$—	$221	$14,053	$14,274
Liabilities
PABs	$87,518	$—	$—	$86,093	$86,093
Long-term debt	$1,886	$—	$1,958	$—	$1,958
Other liabilities	$11,481	$—	$141	$11,333	$11,474
Separate account liabilities	$29,204	$—	$29,204	$—	$29,204

MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to six years.
ROU Assets and Lease Liabilities
ROU assets and lease liabilities for operating leases were:

	December 31, 2024	December 31, 2023
	(In millions)
ROU assets	$340	$416
Lease liabilities	$408	$498
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Operating lease cost	$88	$104	$116
Sublease income	(79)	(87)	(73)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2024	December 31, 2023
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$102	$114
ROU assets obtained in exchange for new lease liabilities	$—	$3
Weighted-average remaining lease term	5 years	6 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2024
(In millions)
2025	$107
2026	103
2027	93
2028	71
2029	37
Thereafter	50
Total undiscounted cash flows	461
Less: interest	53
Present value of lease liability	$408
See Note 10 for information about the Company’s investments in leased real estate.
MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt
Long-term and short-term debt outstanding was as follows:

							December 31,
							2024			2023
	Interest Rates (1)			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(6)	$694	$700	$(7)	$693
Surplus notes	7.80%	-	7.80%	2025			250	—	250	400	—	400
Other notes	5.34%	-	8.39%	2027	-	2038	610	(2)	608	796	(3)	793
Financing lease obligations							1	—	1	1	—	1
Total long-term debt							1,561	(8)	1,553	1,897	(10)	1,887
__________________
(1)Range of interest rates are for the year ended December 31, 2024.
The aggregate maturities of long-term debt at December 31, 2024 for the next five years and thereafter are $250 million in 2025, $0 in 2026, $51 million in 2027, $428 million in 2028, $0 in 2029 and $824 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, Missouri Reinsurance, Inc. (“MoRe”), a wholly-owned subsidiary of the Company, borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In December 2022, MoRe issued to MetLife, Inc. a $60 million 5.23% promissory note. The promissory note was payable semi-annually and matured in December 2024.
Short-term Debt
Short-term debt with maturities of one year or less was as follows:

December 31,
2023
(Dollars in millions)
Commercial paper	$—
Average daily balance	$54
Average days outstanding	80 days
There was no short-term debt issued or repaid for the year ended December 31, 2024. For the years ended December 31, 2023 and 2022, the weighted average interest rate on short-term debt was 4.80% and 1.60%, respectively.
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt (continued)
Interest Expense
Interest expense included in other expenses was $122 million, $132 million and $104 million for the years ended December 31, 2024, 2023 and 2022, respectively. These amounts include $68 million, $65 million and $53 million of interest expense related to affiliated debt for the years ended December 31, 2024, 2023 and 2022, respectively.
Credit Facility
At December 31, 2024, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million, $2 million and $4 million for the years ended December 31, 2024, 2023 and 2022, respectively, and were included in other expenses.
Information on the Credit Facility at December 31, 2024 was as follows:

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding	May 2028 (2)	$3,000	$7	$290	$—	$2,703
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2024 and is not responsible for any reimbursement obligations under such letters of credit.
(2)All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2024.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for Metropolitan Life Insurance Company were in excess of 360% and in excess of 370% at December 31, 2024 and 2023, respectively.
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s foreign insurance operations was $326 million and the aggregate actual regulatory capital and surplus of such operations was $1.0 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.5 billion and $1.4 billion at December 31, 2024 and 2023, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.5 billion, $3.4 billion and $2.7 billion at December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus, including the aforementioned prescribed practices, was $9.8 billion and $11.6 billion at December 31, 2024 and 2023, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $3.5 billion and $2.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2024 and 2023, respectively, including amounts where regulatory approval was obtained as required. Under
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $2.7 billion to MetLife, Inc. without prior regulatory approval by the end of 2025.
AOCI
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	MRBs Instrument-Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2021	$12,799	$1,872	$(15,553)	$267	$(45)	$(395)	$(1,055)
OCI before reclassifications	(31,197)	(701)	21,623	(236)	(177)	278	(10,410)
Deferred income tax benefit (expense)	6,556	147	(4,541)	49	35	(58)	2,188
AOCI before reclassifications, net of income tax	(11,842)	1,318	1,529	80	(187)	(175)	(9,277)
Amounts reclassified from AOCI	862	302	—	—	—	47	1,211
Deferred income tax benefit (expense)	(181)	(63)	—	—	—	(10)	(254)
Amounts reclassified from AOCI, net of income tax	681	239	—	—	—	37	957
Balance at December 31, 2022	(11,161)	1,557	1,529	80	(187)	(138)	(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	(6,495)	705	(807)	33	(143)	(165)	(6,872)
OCI before reclassifications	(3,545)	(198)	3,554	(80)	43	28	(198)
Deferred income tax benefit (expense)	909	42	(775)	17	(11)	(6)	176
AOCI before reclassifications, net of income tax	(9,131)	549	1,972	(30)	(111)	(143)	(6,894)
Amounts reclassified from AOCI	608	519	—	—	—	12	1,139
Deferred income tax benefit (expense)	(128)	(109)	—	—	—	(2)	(239)
Amounts reclassified from AOCI, net of income tax	480	410	—	—	—	10	900
Balance at December 31, 2024	$(8,651)	$959	$1,972	$(30)	$(111)	$(133)	$(5,994)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2024	2023	2022
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(557)	$(1,404)	$(810)	Net investment gains (losses)
Unrealized investment gains (losses)	—	5	6	Net investment income
Unrealized investment gains (losses)	(51)	(22)	(58)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(608)	(1,421)	(862)
Income tax (expense) benefit	128	286	181
Unrealized investment gains (losses), net of income tax	(480)	(1,135)	(681)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	33	50	59	Net investment income
Interest rate derivatives	3	87	51	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	4	5	Net investment income
Foreign currency exchange rate derivatives	(560)	684	(417)	Net investment gains (losses)
Credit derivatives	1	1	—	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	(519)	826	(302)
Income tax (expense) benefit	109	(173)	63
Gains (losses) on cash flow hedges, net of income tax	(410)	653	(239)
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(14)	(12)	(49)
Amortization of prior service (costs) credit	2	2	2
Amortization of defined benefit plan items, before income tax	(12)	(10)	(47)
Income tax (expense) benefit	2	2	10
Amortization of defined benefit plan items, net of income tax	(10)	(8)	(37)
Total reclassifications, net of income tax	$(900)	$(490)	$(957)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Prepaid legal plans	$438	$446	$421
ASO contracts	267	250	226
Recordkeeping and administrative services (1)	149	148	166
Other revenue from service contracts from customers	42	43	34
Total revenues from service contracts from customers	896	887	847
Other (2)	879	786	847
Total other revenues	$1,775	$1,673	$1,694
__________________
(1)Related to products and businesses no longer actively marketed by the Company.
(2)Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Amortization of DAC and VOBA	$279	$298	$297
Interest expense on debt	122	132	104
General and administrative expenses (1)	2,535	2,799	2,743
Commissions and other variable expenses	2,181	2,098	2,290
Capitalization of DAC	(110)	(118)	(189)
Premium taxes, other taxes, and licenses & fees	451	377	342
Pension, postretirement and postemployment benefit costs	221	199	116
Total other expenses	$5,679	$5,785	$5,703
__________________
(1)Includes ($117) million, ($116) million and $52 million for the years ended December 31, 2024, 2023 and 2022, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA, including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.
Affiliated Expenses
See Notes 8 and 20 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. Effective January 1, 2023, nonqualified defined benefit pension plans were amended to provide benefits accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2024	2023
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$988	$962
Service costs	11	10
Interest costs	50	52
Net actuarial (gains) losses (1)	(25)	43
Benefits paid	(76)	(79)
Benefit obligations at December 31,	948	988
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	76	79
Benefits paid	(76)	(79)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(948)	$(988)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(948)	$(988)
Amount recognized	$(948)	$(988)
AOCI:
Net actuarial (gains) losses	$181	$220
Prior service costs (credit)	(3)	(5)
AOCI, before income tax	$178	$215
Accumulated benefit obligation	$928	$967
__________________
(1)For the years ended December 31, 2024 and 2023, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of ($39) million and $32 million, respectively, plan experience of $14 million and $21 million, respectively, and demographic assumptions of $0 and ($10) million, respectively.
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2024	2023	2024	2023
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
PBO	$948	$988	$948	$988
ABO	$928	$967	$928	$967
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Net periodic benefit costs:
Service costs	$11	$10	$15
Interest costs	50	52	37
Amortization of net actuarial (gains) losses	14	12	41
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	73	72	91
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	(25)	43	(280)
Amortization of net actuarial gains (losses)	(14)	(12)	(41)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	(37)	33	(319)
Total recognized in net periodic benefit costs and OCI	$36	$105	$(228)
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2024
Weighted average discount rate	5.70%
Weighted average interest crediting rate	4.31%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2023
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2024
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.30%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2022
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.46%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan, and therefore benefit payments equal employer contributions. The Company expects to make benefit payments of $80 million in 2025.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2025	$75
2026	$75
2027	$74
2028	$79
2029	$101
2030-2034	$385

MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
U.S. federal	$723	$353	$309
U.S. state and local	4	14	11
Non-U.S.	15	14	14
Subtotal	742	381	334
Deferred:
U.S. federal	34	(321)	939
Subtotal	34	(321)	939
Provision for income tax expense (benefit)	$776	$60	$1,273
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Income (loss):
U.S.	$4,113	$1,176	$6,895
Non-U.S.	148	19	34
Total	$4,261	$1,195	$6,929
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Tax provision at U.S. statutory rate	$895	$251	$1,455
Tax effect of:
Dividend received deduction	(18)	(17)	(19)
Tax-exempt income	(32)	(28)	7
Prior year tax	(4)	8	22
Low income housing tax credits	6	(116)	(143)
Other tax credits	(33)	(30)	(36)
Foreign tax rate differential	(27)	1	(10)
Other, net	(11)	(9)	(3)
Provision for income tax expense (benefit)	$776	$60	$1,273

MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$616	$1,591
Net operating loss carryforwards (1)	78	76
Employee benefits	463	473
Litigation-related and government mandated	90	83
Net unrealized investment losses	2,444	1,741
Other	192	204
Total gross deferred income tax assets	3,883	4,168
Less: Valuation allowance	78	75
Total net deferred income tax assets	3,805	4,093
Deferred income tax liabilities:
Investments, including derivatives	824	1,005
Intangibles	17	20
DAC	81	146
Total deferred income tax liabilities	922	1,171
Net deferred income tax asset (liability)	$2,883	$2,922
__________________
(1)The Company has recorded a deferred tax asset of $78 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2024. U.S. state net operating loss carryforwards will expire between 2027 and 2042, whereas other jurisdictions have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included $56 million and ($57) million at December 31, 2024 and 2023, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2022, the IRS began a federal income tax audit of MetLife, Inc. and subsidiaries for tax years 2017-2019. The audit is ongoing and to date, no material issues have been raised and no adjustments have been proposed.
In 2022, the IRS reviewed and acknowledged acceptance of the 2014 through 2016 amended federal income tax returns filed in 2021 and closed the years to further audit.
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$39	$37	$23
Additions for tax positions of prior years	—	—	24
Reductions for tax positions of prior years (1)	—	—	(12)
Additions for tax positions of current year	2	2	2
Balance at December 31,	$41	$39	$37
Unrecognized tax benefits that, if recognized, would impact the effective rate	$41	$39	$37
__________________
(1)The decrease in 2022 is primarily related to non-cash benefits from a tax audit settlement.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.
MLIC - 128

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lender, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2024. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2024, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
MLIC - 129

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2024	2023	2022
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,760	57,488	58,073
Number of new claims during the year	2,936	2,565	2,610
Settlement payments during the year (1)	$47.4	$50.6	$50.5
__________________
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
MLIC - 130

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $406 million at December 31, 2024. The recorded liability was $364 million at December 31, 2023.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. In December 2020, the Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and MLIC’s motion to dismiss and remanded the case. The Relator filed a Fourth Amended Complaint in January 2023. On October 13, 2024, the trial court denied the defendants’ motion to dismiss the complaint. The Company intends to defend the action vigorously.
Matters Related to Group Annuity Benefits
In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. Several regulators have made inquiries into the issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The Company could be exposed to lawsuits and additional legal actions relating to the issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
MLIC - 131

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Assets and liabilities held for insolvency assessments are as follows:

December 31,
2024
(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$45
Premium tax offset currently available for paid assessments	66
Total	$111
Other Liabilities:
Insolvency assessments	$61
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1.5 billion and $3.3 billion at December 31, 2024 and 2023, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.0 billion and $4.4 billion at December 31, 2024 and 2023, respectively.
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $524 million, with a cumulative maximum of $622 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2024 and 2023 for indemnities and guarantees.
20. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to
MLIC - 132

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
20. Related Party Transactions (continued)
these agreements, recorded in other expenses, were $3.0 billion, $3.0 billion and $2.7 billion for the years ended December 31, 2024, 2023 and 2022, respectively. Total revenues received from affiliates related to these agreements were $52 million, $52 million and $48 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $88 million and $56 million at December 31, 2024 and 2023, respectively.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 133

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties (1)
December 31, 2024
(In millions)

Types of Investments	Cost or Amortized Cost (2)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$25,163	$21,843	$21,843
Public utilities	5,003	4,695	4,695
Municipals	5,373	4,931	4,931
Foreign government	3,161	2,948	2,948
All other corporate bonds	72,194	65,988	65,988
Total bonds	110,894	100,405	100,405
Mortgage-backed, asset-backed and collateralized loan obligations securities	42,117	39,697	39,697
Redeemable preferred stock	733	730	730
Total fixed maturity securities AFS	153,744	140,832	140,832
Mortgage loans	60,528		60,025
Policy loans	5,601		5,601
Real estate and REJV	8,623		8,623
Real estate acquired in satisfaction of debt	279		279
OLPI	7,054		7,054
Short-term investments	2,412		2,391
Other invested assets	17,674		17,674
Total investments	$255,915		$242,479
______________
(1)Includes investments in related parties of $3.9 billion. See Notes 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
(2)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for REJV and OLPI, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
MLIC - 134

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2024 and 2023
(In millions)

	DAC and VOBA	FPBs, Other Policy-Related Balances and Policyholder Dividend Obligation	PABs	MRB (Assets) Liabilities (1)	Policyholder Dividends Payable	Unearned Premiums (2), (3)	UREV (2)
2024
Group Benefits	$244	$17,870	$7,469	$—	$—	$444	$—
RIS	226	53,330	69,981	24	—	—	14
MetLife Holdings	2,526	63,638	15,936	2,069	231	152	5
Corporate & Other	140	119	8,754	—	—	—	—
Total	$3,136	$134,957	$102,140	$2,093	$231	$596	$19
2023
Group Benefits	$255	$17,547	$7,605	$—	$—	$359	$—
RIS	169	54,367	69,758	(1)	—	—	16
MetLife Holdings	2,723	65,434	17,598	2,702	233	152	5
Corporate & Other	158	123	8,933	—	—	—	—
Total	$3,305	$137,471	$103,894	$2,701	$233	$511	$21
_____________
(1)MRB assets and liabilities are presented net.
(2)Amounts are included within the FPBs, other policy-related balances and policyholder dividend obligation column.
(3)Includes premiums received in advance.
MLIC - 135

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income	Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to PABs	Market Risk Benefit Remeasurement (Gains) Losses	Amortization of DAC and VOBA Charged to Other Expenses	Other Expenses (1)
2024
Group Benefits	$22,339	$1,156	$18,821	$—	$25	$3,532
RIS	4,107	6,531	9,148	25	40	330
MetLife Holdings	2,595	3,437	4,162	(957)	196	1,256
Corporate & Other	20	511	321	—	18	737
Total	$29,061	$11,635	$32,452	$(932)	$279	$5,855
2023
Group Benefits	$21,472	$1,127	$18,143	$—	$26	$3,302
RIS	2,039	6,111	6,527	(34)	31	527
MetLife Holdings	2,865	3,757	4,617	(669)	224	1,278
Corporate & Other	6	211	315	—	17	850
Total	$26,382	$11,206	$29,602	$(703)	$298	$5,957
2022
Group Benefits	$21,124	$1,076	$18,307	$—	$26	$3,056
RIS	8,692	4,980	12,353	(290)	28	347
MetLife Holdings	3,190	4,132	4,904	(3,089)	237	1,372
Corporate & Other	—	(66)	67	—	6	1,194
Total	$33,006	$10,122	$35,631	$(3,379)	$297	$5,969
_____________
(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
MLIC - 136

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2024, 2023 and 2022
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2024
Life insurance in-force	$4,388,485	$146,790	$702,733	$4,944,428	14.2%
Insurance premium
Life insurance (2)	$16,564	$652	$984	$16,896	5.8%
Accident & health insurance	11,114	494	45	10,665	0.4%
Total insurance premium	$27,678	$1,146	$1,029	$27,561	3.7%
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
2022
Life insurance in-force	$4,074,989	$149,129	$538,168	$4,464,028	12.1%
Insurance premium
Life insurance (2)	$21,248	$769	$830	$21,309	3.9%
Accident & health insurance	10,017	179	42	9,880	0.4%
Total insurance premium	$31,265	$948	$872	$31,189	2.8%
______________
(1)    For the year ended December 31, 2024, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $232 million, respectively, and life insurance premiums of $401 million and $5 million, respectively. For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively. For the year ended December 31, 2022, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.7 billion and $2.0 billion, respectively, and life insurance premiums of $139 million and $7 million, respectively.
(2)    Includes annuities with life contingencies.
MLIC - 137

Metropolitan Tower Life Insurance Company
Consolidated Financial Statements
As of December 31, 2024 and 2023 and for the Years Ended December 31, 2024, 2023 and 2022
and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statement, the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 4, 2025

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2024 and 2023
(In millions, except share and per share data)

	2024	2023
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $35,184 and $29,671, respectively)	$31,771	$26,962
Mortgage loans (net of allowance for credit loss of 93 and 63, respectively)	10,800	9,776
Policy loans	1,442	1,550
Real estate and real estate joint ventures	758	741
Other limited partnership interests	1,166	1,217
Short-term investments, at estimated fair value	167	716
Annuities funding structured settlement claims	5,182	5,251
Other invested assets	1,297	1,148
Total investments	52,583	47,361
Cash and cash equivalents, principally at estimated fair value	1,764	1,697
Accrued investment income	369	324
Premiums, reinsurance and other receivables	11,406	9,416
Deferred policy acquisition costs and value of business acquired	821	732
Current income tax recoverable	135	121
Deferred income tax asset	375	378
Other assets	228	182
Separate account assets	8,431	6,604
Total assets	$76,112	$66,815
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$29,343	$26,540
Policyholder account balances	20,511	18,400
Other policy-related balances	5,854	5,900
Policyholder dividends payable	79	85
Payables for collateral under securities loaned and other transactions	1,818	1,647
Long-term debt	—	107
Other liabilities	7,597	5,031
Separate account liabilities	8,431	6,604
Total liabilities	73,633	64,314
Contingencies and Commitments (Note 14)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,547	1,577
Accumulated other comprehensive income (loss)	(1,163)	(1,171)
Total stockholder’s equity	2,479	2,501
Total liabilities and stockholder’s equity	$76,112	$66,815
See accompanying notes to the consolidated financial statements.
MTL - 3

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Revenues
Premiums	$4,697	$6,883	$5,760
Universal life and investment-type product policy fees	71	157	240
Net investment income	2,463	2,119	1,784
Other revenues	58	8	94
Net investment gains (losses)	(158)	(542)	38
Net derivative gains (losses)	188	28	304
Total revenues	7,319	8,653	8,220
Expenses
Policyholder benefits and claims	5,773	8,035	6,537
Policyholder liability remeasurement (gains) losses	(17)	17	73
Interest credited to policyholder account balances	563	534	383
Policyholder dividends	123	139	136
Other expenses	459	72	326
Total expenses	6,901	8,797	7,455
Income (loss) before provision for income tax	418	(144)	765
Provision for income tax expense (benefit)	75	(37)	169
Net income (loss)	$343	$(107)	$596
See accompanying notes to the consolidated financial statements.

MTL - 4

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Net income (loss)	$343	$(107)	$596
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(705)	1,336	(5,286)
Deferred gains (losses) on derivatives	143	(269)	312
Future policy benefits discount rate remeasurement gains (losses)	565	(630)	2,084
Foreign currency translation adjustments	9	8	(19)
Other	(1)	2	2
Other comprehensive income (loss), before income tax	11	447	(2,907)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(3)	(94)	611
Other comprehensive income (loss), net of income tax	8	353	(2,296)
Comprehensive income (loss)	$351	$246	$(1,700)
See accompanying notes to the consolidated financial statements.
MTL - 5

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2021	$3	$2,092	$1,277	$772	$4,144
Net income (loss)			596		596
Other comprehensive income (loss), net of income tax				(2,296)	(2,296)
Balance at December 31, 2022	3	2,092	1,873	(1,524)	2,444
Dividends paid to MetLife, Inc.			(189)		(189)
Net income (loss)			(107)		(107)
Other comprehensive income (loss), net of income tax				353	353
Balance at December 31, 2023	3	2,092	1,577	(1,171)	2,501
Dividends paid to MetLife, Inc.			(373)		(373)
Net income (loss)			343		343
Other comprehensive income (loss), net of income tax				8	8
Balance at December 31, 2024	$3	$2,092	$1,547	$(1,163)	$2,479
See accompanying notes to the consolidated financial statements.
MTL - 6

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from operating activities
Net income (loss)	$343	$(107)	$596
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	1	1
Amortization of premiums and accretion of discounts associated with investments, net	(123)	(89)	(29)
(Gains) losses on investments, net	144	542	(38)
(Gains) losses on derivatives, net	(74)	87	(263)
(Income) loss from equity method investments, net of dividends or distributions	92	83	43
Interest credited to policyholder account balances	745	642	456
Universal life and investment-type product policy fees	(344)	(352)	(361)
Change in fair value option securities	—	—	19
Change in accrued investment income	(49)	(40)	(59)
Change in premiums, reinsurance and other receivables	483	165	446
Change in deferred policy acquisition costs and value of business acquired, net	(89)	(88)	(51)
Change in income tax	(14)	(372)	88
Change in other assets	(54)	(8)	11
Change in insurance-related liabilities and policy-related balances	1,695	2,862	2,454
Change in other liabilities	53	456	(217)
Other, net	(3)	(7)	(9)
Net cash provided by (used in) operating activities	2,806	3,775	3,087
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	8,593	6,387	10,119
Equity securities	2	3	5
Mortgage loans	768	611	527
Real estate and real estate joint ventures	—	23	284
Other limited partnership interests	94	38	108
Short-term investments	1,061	2,151	550
Purchases and originations of:
Fixed maturity securities available-for-sale	(12,202)	(9,719)	(10,579)
Equity securities	—	—	(21)
Mortgage loans	(1,873)	(1,330)	(2,913)
Real estate and real estate joint ventures	(86)	(177)	(343)
Other limited partnership interests	(149)	(166)	(229)
Short-term investments	(486)	(2,338)	(721)
Cash received in connection with freestanding derivatives	57	73	71
Cash paid in connection with freestanding derivatives	(42)	(74)	(147)
Net change in policy loans	108	54	43
Net change in other invested assets	13	(343)	(308)
Other, net	1	3	2
Net cash provided by (used in) investing activities	$(4,141)	$(4,804)	$(3,552)
See accompanying notes to the consolidated financial statements.
MTL - 7

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2024, 2023 and 2022
(In millions)

	2024	2023	2022
Cash flows from financing activities
Policyholder account balances:
Deposits	$9,793	$8,882	$7,717
Withdrawals	(8,082)	(7,331)	(5,874)
Net change in payables for collateral under securities loaned and other transactions	171	(280)	(425)
Long-term debt repaid	(107)	—	—
Dividends paid to MetLife, Inc.	(373)	(189)	—
Net cash provided by (used in) financing activities	1,402	1,082	1,418
Change in cash and cash equivalents	67	53	953
Cash and cash equivalents, beginning of year	1,697	1,644	691
Cash and cash equivalents, end of year	$1,764	$1,697	$1,644
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$4	$8	$8
Income tax	$88	$333	$82
Non-cash transactions:
Fair value option securities transferred to an affiliate	$—	$—	$186
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$—	$2,457	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,762	$1,636	$1,258
Fixed maturity securities available-for-sale received from an affiliate	$—	$—	$328
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$—	$139
Mortgage loans disposed of in connection with a reinsurance transaction	$—	$86	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$1	$1	$29
Real estate and real estate joint ventures received from an affiliate	$—	$—	$144
Real estate and real estate joint ventures transferred to an affiliate	$—	$—	$144
Other invested assets received in connection with the sale of other limited partnership interests	$75	$—	$—
See accompanying notes to the consolidated financial statements.

MTL - 8

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in Nebraska and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is actively selling to institutional customers a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance and funded reinsurance, post-retirement medical benefit products, structured settlements and certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company no longer markets individual annuities, variable and universal life insurance, and traditional life insurance.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions are eliminated.
The Company uses either the equity method of accounting or the fair value option (“FVO”) for its investments in real estate joint ventures (“REJV”) and other limited partnership interests (“OLPI”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company separately reports, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
MTL - 9

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	2
Policyholder Account Balances	3
Deferred Policy Acquisition Costs and Value of Business Acquired	5
Reinsurance	6
Investments	7
Derivatives	8
Fair Value	9
Income Tax	13
Litigation Contingencies	14
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, annuities products which include pension risk transfers, structured settlements and institutional income annuities. Effective January 1, 2023, the Company adopted an accounting pronouncement related to targeted improvements to the accounting for long-duration contracts (“LDTI”) with a January 1, 2021 transition date (the “LDTI Transition Date”). Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
MTL - 10

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the LDTI Transition Date or inception (for contracts sold after the LDTI Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the LDTI Transition Date for contracts issued prior to the LDTI Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the LDTI Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the LDTI Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the LDTI Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 2 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes an FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for FPBs for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPBs discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts using a net premium approach, similar to traditional non-participating contracts. However, for
MTL - 11

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor’s Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company.
For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities, together with the present value of future fees and/or premiums, are not sufficient to cover the present value of future benefits and settlement costs.
Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk.
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the LDTI Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
MTL - 12

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. MRB assets of $22 million and $12 million are reported in other assets on the consolidated balance sheets as of December 31, 2024 and 2023, respectively. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. See Note 7 for additional information on obligations assumed under structured settlement assignments.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees. The Company’s UREV liabilities were $13 million and $15 million at December 31, 2024 and 2023, respectively.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration whole and term life products, individual disability, individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities) and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected FPB payments.
Premiums related to short-duration group term life and disability contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
MTL - 13

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of ceded reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to limited-payment annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. See Note 5 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the net consideration paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is generally considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of
MTL - 14

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in policyholder benefits and claims. Any gain by the ceding entity on such retroactive agreement is deferred as a liability and is amortized over the estimated remaining settlement period.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the LDTI Transition Date, or at the inception of the reinsurance coverage for reinsurance agreements entered into subsequent to the LDTI Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts payable including funds withheld liabilities on coinsurance or modified coinsurance agreements are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes: (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and other disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in
MTL - 15

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
the ACL include both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and certain leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain OLPI and REJV.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 7 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 7 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate mortgage loans. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 7.
MTL - 16

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on mortgage loans, in an amount that represents the portion of the amortized cost basis of such mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses). Upon foreclosure, the mortgage is de-recognized, the collateral received is recognized at fair value, and any difference between the net carrying value of the mortgage loan and the fair value of the collateral received is recognized within net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability when the carrying value of the real estate exceeds its estimated fair value and whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less estimated disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes its share of the investee’s earnings within net investment income. Contributions made by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
MTL - 17

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company accounts for its interest in REJV and OLPI in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates REJV and OLPI when it holds a controlling financial interest, or it is deemed the primary beneficiary of an investee that is a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
Other Invested Assets
Other invested assets consist principally of the following:
•Company-owned life insurance policies are carried at cash surrender value.
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is
MTL - 18

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
MTL - 19

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
MTL - 20

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MTL - 21

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost which approximates estimated fair value.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Segment Reporting
The Company operates as a single reportable segment. The chief operating decision maker (“CODM”) is the Company’s president, who assesses performance and decides how to allocate resources based on net income that is also reported on the consolidated statements of operations. The measure of segment assets is reported on the consolidated balance sheets as total assets.
Premiums, universal life and investment-type product policy fees and other revenues from the U.K. were $1.8 billion, $1.1 billion and $796 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Revenues for the year ended December 31, 2024 derived from three customers for pension risk transfers were $2.3 billion, $699 million and $531 million, which represented 48%, 14% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues.
Revenues for the year ended December 31, 2023 derived from three customers for pension risk transfers were $1.5 billion, $1.1 billion and $821 million, which represented 22%, 16 and 12%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues.
Revenues for the year ended December 31, 2022 derived from two customers for pension risk transfers were $1.6 billion and $694 million, which represented 26% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31,2024, 2023 or 2022.
MTL - 22

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs recently adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the CODM and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.
		Effective for annual periods beginning January 1, 2024 applied on a retrospective basis.	The Company has included the enhanced disclosures within Note 1 above.
MTL - 23

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2024 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, as amended by ASU 2025-01, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Clarifying The Effective Date
	The key amendments in this update require disclosures in the notes to financial statements around employee compensation costs, depreciation, intangible asset amortization and certain other costs and expenses. Information on selling expenses incurred is also required.	Effective for annual periods beginning January 1, 2027, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than five percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
2. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The Company’s FPBs on the consolidated balance sheets was as follows at:

	December 31,
	2024	2023
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$20,544	$17,682
Deferred Profit Liabilities:
Annuities	856	842
Additional Insurance Liabilities:
Universal life	527	521
Participating life	6,704	6,779
Other long-duration (1)	539	550
Short-duration and other	173	166
Total	$29,343	$26,540
__________________
MTL - 24

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)This balance represents liabilities for various smaller product lines across the Company.
Rollforward - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for FPBs includes a disaggregated rollforward of expected future net premiums and expected future benefits. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for FPB balances where applicable. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 25

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s annuity products include pension risk transfers (including assumed pension risk transfers from the U.K.), certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. The Company reinsures portions of certain newly issued pension risk transfers on a modified coinsurance basis. Information regarding these products was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(32)	(62)	(95)
Adjusted balance	(32)	(62)	(95)
Issuances	4,428	4,965	4,347
Net premiums collected	(4,396)	(4,903)	(4,252)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected FPBs
Balance at January 1, at current discount rate at balance sheet date	$17,682	$12,932	$12,056

Balance at January 1, at original discount rate	$19,190	$15,230	$11,695
Effect of changes in cash flow assumptions (1)	3	(89)	(17)
Effect of actual variances from expected experience (2)	(28)	(36)	(105)
Adjusted balance	19,165	15,105	11,573
Issuances	4,551	4,946	4,343
Interest accrual	778	575	401
Benefit payments	(1,789)	(1,436)	(1,087)
Effect of foreign currency translation and other - net	(2)	—	—
Balance at December 31, at original discount rate	22,703	19,190	15,230
Effect of changes in discount rate assumptions	(2,159)	(1,508)	(2,298)
Balance at December 31, at current discount rate at balance sheet date	20,544	17,682	12,932

Net liability for FPBs, exclusive of net premiums	20,544	17,682	12,932
Less: Reinsurance recoverables	4,593	2,411	2,427
Net liability for FPBs, exclusive of net premiums, after reinsurance	$15,951	$15,271	$10,505

Undiscounted - Expected future benefit payments	$35,936	$40,074	$22,309
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$20,544	$17,682	$12,932
Weighted-average duration of the liability	8 years	8 years	8 years
Weighted-average interest accretion (original locked-in) rate	3.8%	3.4%	3.0%
Weighted-average current discount rate at balance sheet date	5.6%	5.0%	5.4%
__________________
(1)    For the year ended December 31, 2024, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of ($22) million. For the years ended December 31, 2023 and 2022, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the Company’s annuity products of $73 million and $15 million, respectively.
(2)    For the years ended December 31, 2024 and 2022, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the Company’s annuity products of ($5) million and $13 million, respectively. For the year ended December 31, 2023, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the Company’s annuity products of ($11) million.
MTL - 26

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by model refinements.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2024, the Company incurred a loss at issue of $129 million. The loss at issue was largely offset by a deferred gain on ceded reinsurance, which will be amortized over the life of the reinsurance agreement. Additionally, for the year ended December 31, 2024, the Company recognized a net remeasurement gain related to the net effect of changes in cash flow assumptions.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the Company’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies. The adjusted balance in the disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 6 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MTL - 27

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
The Company’s universal life products provide a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2024	2023	2022
	Universal Life
	(Dollars in millions)
Balance, at January 1	$521	$515	$494
Less: Accumulated other comprehensive income (“AOCI”) adjustment	—	—	1
Balance, at January 1, before AOCI adjustment	521	515	493
Effect of changes in cash flow assumptions	(1)	12	17
Effect of actual variances from expected experience	16	(17)	7
Adjusted balance	536	510	517
Assessments accrual	15	14	15
Interest accrual	35	34	33
Excess benefits paid	(59)	(37)	(50)
Balance, at December 31	527	521	515
Less: Reinsurance recoverables	527	521	404
Balance, at December 31, net of reinsurance	$—	$—	$111

Weighted-average duration of the liability	9 years	10 years	10 years
Weighted-average interest accretion rate	6.8%	6.8%	6.9%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations for long-duration contracts, excluding participating life contracts, were as follows:

	Years Ended December 31,
	2024		2023		2022
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
Annuities	$4,467	$778	$5,046	$575	$4,396	$401
Deferred Profit Liabilities:
Annuities	—	32	—	26	—	18
Additional Insurance Liabilities:
Universal life	272	35	278	34	335	33
Other long-duration	1,521	24	1,422	14	831	14
Total	$6,260	$869	$6,746	$649	$5,562	$466
__________________
MTL - 28

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Future Policy Benefits (continued)
(1)Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2)Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 33% and 34% of the Company’s life insurance in-force at December 31, 2024 and 2023, respectively. Participating policies represented 90%, 66% and 95% of gross traditional life insurance premiums for the years ended December 31, 2024, 2023 and 2022, respectively.
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Balance at January 1,	$224	$284	$222
Less: Reinsurance recoverables	78	100	77
Net balance at January 1,	146	184	145
Incurred related to:
Current year	331	329	330
Prior years (1)	42	49	39
Total incurred	373	378	369
Paid related to:
Current year	(281)	(288)	(257)
Prior years	(92)	(128)	(73)
Total paid	(373)	(416)	(330)
Net balance at December 31,	146	146	184
Add: Reinsurance recoverables	86	78	100
Balance at December 31 (included in FPBs and other policy-related balances)	$232	$224	$284
__________________
(1)For the years ended December 31, 2024, 2023 and 2022, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
MTL - 29

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Annuities and risk solutions	$9,026	$7,060
Capital markets investment products and stable value guaranteed interest contracts (“GICs”)	5,915	5,585
Life	4,708	4,931
Other	862	824
Total	$20,511	$18,400
Annuities and Risk Solutions
The Company’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$7,060	$5,305	$4,422
Deposits	1,970	1,883	931
Policy charges	(15)	(18)	(18)
Surrenders and withdrawals	(9)	4	55
Benefit payments	(385)	(266)	(184)
Net transfers from (to) separate accounts	(24)	—	(25)
Interest credited	288	210	147
Other	141	(58)	(23)
Balance at December 31,	$9,026	$7,060	$5,305

Weighted-average annual crediting rate	3.6%	3.4%	3.1%

At period end:
Cash surrender value	$1,935	$1,114	$966
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$10,658	$7,250	$6,698
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MTL - 30

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s annuities and risk solutions account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$363	$363
Equal to or greater than 2% but less than 4%	—	—	99	633	732
Equal to or greater than 4%	710	—	129	—	839
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	7,092
Total	$710	$—	$228	$996	$9,026

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$160	$160
Equal to or greater than 2% but less than 4%	—	—	97	—	97
Equal to or greater than 4%	739	—	118	—	857
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,946
Total	$739	$—	$215	$160	$7,060

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$30	$30
Equal to or greater than 2% but less than 4%	—	—	85	—	85
Equal to or greater than 4%	789	—	61	—	850
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,340
Total	$789	$—	$146	$30	$5,305
Capital Markets Investment Products and Stable Value GICs
The Company’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY. The PAB balances for FHLBNY funding agreements were $1.4 billion and $1.6 billion at December 31, 2024 and 2023, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $1.9 billion at both December 31, 2024 and 2023. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
MTL - 31

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Information regarding the capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$5,585	$5,215	$4,026
Deposits	7,301	6,624	6,361
Surrenders and withdrawals	(7,050)	(6,494)	(5,253)
Interest credited	234	183	86
Effect of foreign currency translation and other, net	(155)	57	(5)
Balance at December 31,	$5,915	$5,585	$5,215

Weighted-average annual crediting rate	4.2%	3.5%	1.9%
Cash surrender value at period end	$412	$542	$421
The Company’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,915
Total	$—	$—	$—	$—	$5,915

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$—	$—	$—
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	5,585
Total	$—	$—	$—	$—	$5,585

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$—	$500	$500
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	4,715
Total	$—	$—	$—	$500	$5,215
MTL - 32

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
Life
The Company’s life PABs include retained asset accounts, universal life products and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2024	2023	2022
	(Dollars in millions)
Balance at January 1,	$4,931	$5,172	$5,347
Deposits	255	268	303
Policy charges	(329)	(334)	(343)
Surrenders and withdrawals	(245)	(282)	(211)
Benefit payments	(114)	(113)	(141)
Net transfers from (to) separate accounts	13	11	(1)
Interest credited	202	211	218
Other	(5)	(2)	—
Balance at December 31,	$4,708	$4,931	$5,172

Weighted-average annual crediting rate	4.3%	4.3%	4.2%

At period end:
Cash surrender value	$4,705	$4,927	$5,165
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1), (2)	$17,718	$18,888	$20,029
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(2)Taking into consideration reinsurance, the net amount at risk at December 31, 2024, 2023, and 2022 as presented in the above table, would be reduced by 99%, 98%, and 74%, respectively.
MTL - 33

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Policyholder Account Balances (continued)
The Company’s life products account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2024
Equal to or greater than 0% but less than 2%	$—	$—	$—	$12	$12
Equal to or greater than 2% but less than 4%	676	7	1	—	684
Equal to or greater than 4%	3,515	73	402	22	4,012
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,191	$80	$403	$34	$4,708

December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$13	$14
Equal to or greater than 2% but less than 4%	750	6	1	—	757
Equal to or greater than 4%	3,659	75	413	13	4,160
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,409	$81	$415	$26	$4,931

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$8	$2	$10
Equal to or greater than 2% but less than 4%	871	—	1	—	872
Equal to or greater than 4%	3,788	77	420	5	4,290
Products with either a fixed rate or no GMCR	N/A	N/A	N/A	N/A	—
Total	$4,659	$77	$429	$7	$5,172
4. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $7.6 billion and $6.1 billion at December 31, 2024 and 2023, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $806 million and $484 million at December 31, 2024 and 2023, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 5.7% and 6.1% at December 31, 2024 and 2023, respectively.

MTL - 34

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2024	December 31, 2023
	(In millions)
Stable Value and Risk Solutions	$7,559	$5,781
Variable Universal Life	807	757
Other	65	66
Total	$8,431	$6,604
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies.
The separate account liabilities are primarily comprised of stable value and risk solutions contracts and variable universal life contracts.
The balances of and changes in separate account liabilities were as follows:

	Stable Value and Risk Solutions	Variable Universal Life
	(In millions)
Balance, January 1, 2022	$4,083	$886
Premiums and deposits	924	15
Policy charges	(45)	(28)
Surrenders and withdrawals	(3)	(15)
Benefit payments	(17)	(13)
Investment performance	(11)	(160)
Net transfers from (to) general account	25	1
Other	60	—
Balance, December 31, 2022	$5,016	$686
Premiums and deposits	561	15
Policy charges	(53)	(29)
Surrenders and withdrawals	(36)	(15)
Benefit payments	(4)	(13)
Investment performance	354	126
Net transfers from (to) general account	—	(10)
Other	(57)	(3)
Balance, December 31, 2023	$5,781	$757
Premiums and deposits	1,409	14
Policy charges	(56)	(29)
Surrenders and withdrawals	(47)	(21)
Benefit payments	(13)	(13)
Investment performance	454	110
Net transfers from (to) general account	24	(12)
Other	7	1
Balance, December 31, 2024	$7,559	$807

Cash surrender value at December 31, 2022 (1)	$4,307	$682
Cash surrender value at December 31, 2023 (1)	$5,110	$755
Cash surrender value at December 31, 2024 (1)	$6,859	$802
_____________
MTL - 35

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Separate Accounts (continued)
(1)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31,
	2024	2023
	(In millions)
Fixed maturity securities:
Bonds:
Government and agency	$100	$88
Public utilities	22	15
Municipals	43	47
Corporate bonds:
Materials	2	1
Communications	14	15
Consumer	53	53
Energy	10	10
Financial	94	93
Industrial and other	10	11
Technology	8	10
Total corporate bonds	191	193
Total bonds	356	343
Mortgage-backed securities	218	191
Asset-backed securities and collateralized loan obligations (“ABS & CLO”)	257	227
Total fixed maturity securities	831	761
Equity securities	104	90
Mutual funds	6,694	5,535
Other invested assets	130	195
Total investments	7,759	6,581
Other assets	672	23
Total	$8,431	$6,604

MTL - 36

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Deferred Policy Acquisition Costs and Value of Business Acquired
Information regarding total DAC and VOBA was as follows at:

(In millions)
DAC (1):
Balance at January 1, 2022	$558
Capitalizations	90
Amortization	(35)
Balance at December 31, 2022	613
Capitalizations	156
Amortization	(42)
Other (2)	(15)
Balance at December 31, 2023	712
Capitalizations	142
Amortization	(50)
Balance at December 31, 2024	$804

Total DAC and VOBA (1):
Balance at December 31, 2022	$644
Balance at December 31, 2023	$732
Balance at December 31, 2024	$821
_________________
(1)Includes DAC balances primarily related to participating life and annuities products.
(2)Includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 6 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
6. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some pension products and insurance products issued by affiliated and nonaffiliated companies. The Company purchases reinsurance in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 7.
MTL - 37

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a nonaffiliate. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a nonaffiliate on a 100% quota share basis.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. The Company also reinsures certain group annuity contracts issued in connection with pension risk transfers to affiliates and a nonaffiliate.
The Company assumes portions of certain whole life policies issued by an affiliate and a nonaffiliate. In addition, the Company also assumes longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2024 and 2023, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.9 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2024 and 2023.
At December 31, 2024, the Company had $7.2 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.9 billion, or 96%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2023, the Company had $5.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $5.4 billion, or 95%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.5 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL - 38

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Direct premiums	$4,339	$5,437	$4,553
Reinsurance assumed	2,387	1,797	1,477
Reinsurance ceded	(2,029)	(351)	(270)
Net premiums	$4,697	$6,883	$5,760
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$414	$416
Reinsurance assumed	—	—	—
Reinsurance ceded	(343)	(257)	(176)
Net universal life and investment-type product policy fees	$71	$157	$240
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,083	$6,851	$5,825
Reinsurance assumed	2,299	1,762	1,361
Reinsurance ceded	(2,609)	(578)	(649)
Net policyholder benefits and claims	$5,773	$8,035	$6,537
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(24)	$(29)	$9
Reinsurance assumed	(1)	(11)	—
Reinsurance ceded	8	57	64
Net policyholder liability remeasurement (gains) losses	$(17)	$17	$73
Interest credited to policyholder account balances
Direct interest credited to PABs	$764	$645	$479
Reinsurance assumed	—	—	—
Reinsurance ceded	(201)	(111)	(96)
Net interest credited to PABs	$563	$534	$383
Other expenses
Direct other expenses	$181	$184	$199
Reinsurance assumed	75	78	78
Reinsurance ceded	203	(190)	49
Net other expenses	$459	$72	$326
MTL - 39

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2024				2023
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$50	$411	$10,945	$11,406	$49	$367	$9,000	$9,416
DAC and VOBA	392	463	(34)	821	306	466	(40)	732
Total assets	$442	$874	$10,911	$12,227	$355	$833	$8,960	$10,148
Liabilities
Future policy benefits	$25,371	$3,972	$—	$29,343	$23,039	$3,501	$—	$26,540
Other policy-related balances	5,473	404	(23)	5,854	5,559	364	(23)	5,900
Other liabilities	356	44	7,197	7,597	305	53	4,673	5,031
Total liabilities	$31,200	$4,420	$7,174	$42,794	$28,903	$3,918	$4,650	$37,471
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on reinsurance of $1.2 billion and $1.3 billion at December 31, 2024 and 2023, respectively. There were no deposit liabilities on reinsurance at both December 31, 2024 and 2023.
The Company has an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a facultative modified coinsurance basis to a nonaffiliate. Effective June 2024, the Company ceded an additional quota share of liabilities associated with certain group annuity contracts issued by the Company in connection with qualifying pension risk transfer transactions. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $2.0 billion and other liabilities of $2.2 billion at December 31, 2024.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $2.9 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $2.3 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $479 million pre-tax ceding commission, ii) retained $408 million separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $529 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
MTL - 40

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., and MetLife Reinsurance Company of Hamilton, Ltd.(“MRH”), all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Premiums
Reinsurance assumed	$97	$99	$105
Reinsurance ceded	1	(105)	(1)
Net premiums	$98	$(6)	$104
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(1)	(1)	—
Net universal life and investment-type product policy fees	$(1)	$(1)	$—
Policyholder benefits and claims
Reinsurance assumed	$100	$99	$103
Reinsurance ceded	(100)	3	(49)
Net policyholder benefits and claims	$—	$102	$54
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	7	40	47
Net policyholder liability remeasurement (gains) losses	$7	$40	$47
Interest credited to PABs
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(24)	(27)	(30)
Net interest credited to PABs	$(24)	$(27)	$(30)
Other expenses
Reinsurance assumed	$11	$11	$11
Reinsurance ceded	176	(155)	80
Net other expenses	$187	$(144)	$91
MTL - 41

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2024		2023
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$25	$3,751	$26	$3,268
DAC and VOBA	112	—	113	—
Total assets	$137	$3,751	$139	$3,268
Liabilities
FPBs	$885	$—	$823	$—
Other policy-related balances	10	—	8	—
Other liabilities	8	3,766	10	3,101
Total liabilities	$903	$3,766	$841	$3,101
The Company has an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a facultative modified coinsurance basis to MRH, an affiliate. Effective January 1, 2024, the Company ceded an additional quota share of liabilities associated with certain group annuity contracts issued by the Company in connection with qualifying pension risk transfer transactions. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $913 million and other liabilities of $1.0 billion at December 31, 2024.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $792 million and $906 million of unsecured affiliated reinsurance recoverable balances at December 31, 2024 and 2023, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in premium, reinsurance and other receivables in the table above are deposit assets on affiliated reinsurance of $758 million and $849 million at December 31, 2024 and 2023, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2024 and 2023.
7. Investments
See Note 9 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, ABS & CLO, certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MTL - 42

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans, and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2024					2023
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,538	$(4)	$32	$1,172	$8,394	$9,109	$(1)	$76	$1,069	$8,115
Foreign corporate	6,836	(1)	56	965	5,926	6,094	—	124	800	5,418
RMBS	5,904	—	42	402	5,544	4,854	—	53	395	4,512
ABS & CLO	4,123	(2)	32	137	4,016	2,804	(2)	8	122	2,688
U.S. government and agency	3,714	—	3	345	3,372	2,339	—	59	178	2,220
Foreign government	2,155	—	23	295	1,883	1,715	—	57	210	1,562
CMBS	1,377	—	26	66	1,337	1,426	(1)	13	140	1,298
Municipals	1,537	—	2	240	1,299	1,330	—	12	193	1,149
Total fixed maturity securities AFS	$35,184	$(7)	$216	$3,622	$31,771	$29,671	$(4)	$402	$3,107	$26,962
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2024:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$1,022	$2,986	$5,391	$14,376	$11,402	$35,177
Estimated fair value	$1,004	$2,888	$4,860	$12,122	$10,897	$31,771
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MTL - 43

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2024				2023
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$4,240	$725	$2,474	$447	$548	$72	$5,666	$996
Foreign corporate	2,303	345	2,203	618	201	32	3,577	768
RMBS	2,201	127	1,321	275	522	5	2,209	390
ABS & CLO	978	66	838	71	353	6	1,638	115
U.S. government and agency	1,923	116	653	229	824	31	500	147
Foreign government	881	82	714	213	40	—	1,013	210
CMBS	241	20	438	46	82	2	861	137
Municipals	727	106	434	134	47	1	747	192
Total fixed maturity securities AFS	$13,494	$1,587	$9,075	$2,033	$2,617	$149	$16,211	$2,955
Investment grade	13,176	1,563	8,797	1,994	2,520	142	15,603	2,881
Below investment grade	318	24	278	39	97	7	608	74
Total fixed maturity securities AFS	$13,494	$1,587	$9,075	$2,033	$2,617	$149	$16,211	$2,955
Total number of securities in an unrealized loss position	2,834		2,210		360		3,915
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MTL - 44

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $516 million for the year ended December 31, 2024 to $3.6 billion primarily due to an increase in interest rates and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown in the table above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2024 relate to investment grade securities. These unrealized losses are principally due to narrowing credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2024, $39 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the consumer, utility and finance sectors within corporate securities and in ABS & CLO securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
MTL - 45

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
At December 31, 2024, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2024.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2024		2023
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,741	43.9%	$4,355	44.5%
Agricultural	3,823	35.4	3,729	38.1
Residential	2,329	21.6	1,755	18.0
Total amortized cost	10,893	100.9	9,839	100.6
ACL	(93)	(0.9)	(63)	(0.6)
Total mortgage loans	$10,800	100.0%	$9,776	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($87) million and ($11) million at December 31, 2024 and 2023, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2024 was $21 million, $39 million and $25 million, respectively. The accrued interest income for commercial, agricultural and residential mortgage loans at December 31, 2023 was $20 million, $36 million and $16 million, respectively. The accrued interest income related to mortgage loans is included in accrued investment income on the consolidated balance sheets.
Purchases of mortgage loans, consisting primarily of residential mortgage loans, from unaffiliated parties, were $743 million, $392 million and $860 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company acquires mortgage loans from its affiliates. The affiliates originate and acquire mortgage loans and the Company simultaneously purchases participation interests under master participation agreements. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliates for the years ended December 31, 2024, 2023 and 2022 was $628 million, $661 million and $1.6 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliates collected principal and interest payments on the Company’s behalf and the affiliates remitted such payments to the Company in the amount of $823 million, $947 million and $499 million for the years ended December 31, 2024, 2023 and 2022, respectively.
MTL - 46

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Rollforward of ACL for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2024				2023				2022
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$18	$18	$27	$63	$17	$14	$15	$46	$16	$9	$4	$29
Provision (release)	11	5	17	33	2	4	12	18	1	5	11	17
Charge-offs, net of recoveries	—	(3)	—	(3)	(1)	—	—	(1)	—	—	—	—
Balance at December 31,	$29	$20	$44	$93	$18	$18	$27	$63	$17	$14	$15	$46
ACL Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MTL - 47

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding
MTL - 48

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted mortgage segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted and subsequent performance are considered in determining any ACL recorded.
These mortgage loan modifications are summarized as follows:

	Years Ended December 31,
	2024			2023
	Maturity Extension (1)	Weighted Average Life Increase		Maturity Extension	Weighted Average Life Increase
	Amortized Cost	Affected Loans (in Years)	% of Book Value	Amortized Cost	Affected Loans (in Years)	% of Book Value
	(Dollars in millions)
Commercial	$12	2 Years	<1%	$17	Less than one year	1.0%
__________________
(1)Includes commercial mortgage loans with an amortized cost of $2 million that received interest rate reductions from 7.6% to 6.5% in addition to maturity extensions.
For the years ended December 31, 2024 and 2023, all commercial mortgage loans which were modified to borrowers experiencing financial difficulties and still outstanding were current.
MTL - 49

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$483	$196	$570	$685	$93	$481	$—	$2,508	52.9%
65% to 75%	112	31	509	265	5	205	—	1,127	23.8
76% to 80%	1	—	34	83	21	101	—	240	5.0
Greater than 80%	3	6	108	221	147	381	—	866	18.3
Total	$599	$233	$1,221	$1,254	$266	$1,168	$—	$4,741	100.0%
DSCR:
> 1.20x	$529	$155	$1,141	$1,093	$245	$1,015	$—	$4,178	88.1%
1.00x - 1.20x	35	46	22	153	20	63	—	339	7.2
<1.00x	35	32	58	8	1	90	—	224	4.7
Total	$599	$233	$1,221	$1,254	$266	$1,168	$—	$4,741	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$151	$388	$625	$1,135	$682	$523	$111	$3,615	94.6%
65% to 75%	3	—	64	114	7	13	—	201	5.2
76% to 80%	—	—	—	—	2	—	—	2	0.1
Greater than 80%	—	—	—	—	—	5	—	5	0.1
Total	$154	$388	$689	$1,249	$691	$541	$111	$3,823	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2024:

Credit Quality Indicator	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$366	$386	$564	$614	$91	$253	$—	$2,274	97.6%
Nonperforming (1)	8	24	14	7	—	2	—	55	2.4
Total	$374	$410	$578	$621	$91	$255	$—	$2,329	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure with an amortized cost of $27 million and $5 million at December 31, 2024 and 2023, respectively.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 98% and 99% of all mortgage loans classified as performing at December 31, 2024 and 2023, respectively. The Company defines delinquency consistent with
MTL - 50

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
industry practice, when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL, by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Commercial	$19	$—	$—	$—	$45	$9
Agricultural	98	—	92	—	7	—
Residential	55	18	—	—	55	18
Total	$172	$18	$92	$—	$107	$27
Real Estate and REJV
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method REJV. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$43	$2	$3	$7
Other real estate	1	—	—	—	—
REJV	714	698	(25)	(18)	12
Total real estate and REJV	$758	$741	$(23)	$(15)	$19
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2024	2023	2024	2023	2022
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$2	$2	$3
Industrial	—	—	—	—	4
Total leased real estate investments	$43	$43	$2	$2	$7
Future contractual receipts under operating leases at December 31, 2024 were $2 million in 2025, $2 million in 2026, $0 in 2027, $0 in 2028 and $0 in 2029, and in total were $4 million.
MTL - 51

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Other Invested Assets
Other invested assets is comprised primarily of corporate-owned life insurance, freestanding derivatives with positive estimated fair values (see Note 8) and affiliated loans ( see “— Related Party Investment Transactions”).
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.0 billion and $1.2 billion, at estimated fair value, at December 31, 2024 and 2023, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2024	2023
	(In millions)
Government
Canada	$909	$1,017
U.K.	$285	N/A
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2024			2023
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,475	$1,512	$1,440	$1,405	$1,427	$1,356
______________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2024 and within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL - 52

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2024					2023
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$574	$657	$109	$—	$1,340	$177	$181	$806	$—	$1,164
Agency RMBS	—	108	64	—	172	—	88	175	—	263
Total	$574	$765	$173	$—	$1,512	$177	$269	$981	$—	$1,427
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit, Held in Trust and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2024	2023
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,200	$1,245
Invested assets held in trust (reinsurance agreements)	321	—
Invested assets pledged as collateral (1)	2,037	2,017
Total invested assets on deposit, held in trust and pledged as collateral	$3,558	$3,262
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 8).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $71 million and $78 million, at redemption value, at December 31, 2024 and 2023, respectively, (see Note 1).
MTL - 53

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $2.0 billion at December 31, 2024, comprised primarily of OLPI (private equity funds and hedge funds) and REJV (including real estate funds). The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $582 million of unfunded commitments at December 31, 2024.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2024 and 2022.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $575.3 billion and $558.3 billion at December 31, 2024 and 2023, respectively. Aggregate total liabilities of these entities totaled $59.2 billion and $61.2 billion at December 31, 2024 and 2023, respectively. Aggregate net income (loss) of these entities totaled $33.3 billion, $13.5 billion and $5.4 billion for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2024 and 2023.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2024		2023
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$7,698	$7,698	$6,260	$6,260
OLPI	1,127	1,554	1,185	1,649
REJV	111	111	95	204
Mortgage loan joint ventures	30	31	28	31
Other invested assets	10	23	9	21
Total	$8,976	$9,417	$7,577	$8,165
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to OLPI, REJV, and Mortgage loan joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
MTL - 54

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
As described in Note 14, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2024, 2023 and 2022.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS	$1,483	$1,237	$986
Mortgage loans	518	439	340
Policy loans	72	87	83
Real estate and REJV	(23)	(15)	19
OLPI	90	26	71
Cash, cash equivalents and short-term investments	98	127	19
FVO securities	—	—	(19)
Annuities funding structured settlement claims	311	332	323
Other	86	58	57
Subtotal investment income	2,635	2,291	1,879
Less: Investment expenses	172	172	95
Net investment income	$2,463	$2,119	$1,784

Net Investment Income Information
Net realized and unrealized gains (losses) recognized in net investment income:
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities)	$—	$—	$(17)
Net realized and unrealized gains (losses) recognized in net investment income	$—	$—	$(17)

Equity method investments net investment income (primarily REJV)	$63	$10	$85
MTL - 55

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2024	2023	2022
	(In millions)
Fixed maturity securities AFS (1)	$(77)	$(486)	$(165)
Equity securities	(4)	(3)	—
Mortgage loans (1)	(38)	(55)	(18)
Real estate and REJV	—	1	211
OLPI	(9)	2	6
Other gains (losses)	(30)	(1)	4
Total net investment gains (losses)	$(158)	$(542)	$38

Transaction Type
Realized gains (losses) on investments sold or disposed (1)	$(117)	$(130)	$47
Impairment (losses) (1)	—	(361)	—
Recognized gains (losses):
Change in ACL recognized in earnings	(37)	(48)	(9)
Unrealized net gains (losses) recognized in earnings	(4)	(3)	—
Net investment gains (losses)	$(158)	$(542)	$38

Net Investment Gains (Losses) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in net investment gains (losses)	$(116)	$(129)	$47
Recognized in net investment income	—	—	—
Net realized investment gains (losses) from sales and disposals of investments	$(116)	$(129)	$47
_______________
(1)Includes a net loss of $378 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($359) million of impairments and $8 million of realized gains on disposal for fixed maturity securities AFS, and ($27) million of adjustments to mortgage loans, reflected as impairments calculated at lower of amortized cost or estimated fair value. See Note 6 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Proceeds	$5,278	$4,396	$6,708
Gross investment gains	$60	$53	$142
Gross investment losses	(133)	(175)	(315)
Realized gains (losses) on sales and disposals	(73)	(122)	(173)
Net credit loss (provision) release (change in ACL recognized in earnings)	(4)	(3)	8
Impairment (losses)	—	(361)	—
Net investment gains (losses)	$(77)	$(486)	$(165)
MTL - 56

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$31	$662	$470
Amortized cost of invested assets transferred to affiliates	$31	$646	$350
Net investment gains (losses) recognized on transfers	$—	$16	$120
Estimated fair value of invested assets transferred from affiliates	$27	$4	$473
Estimated fair value of derivative liabilities transferred to affiliates	$—	$—	$64
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,
		2024	2023
Investment Type/Balance Sheet Category	Related Party	Carrying Value
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$69	$76
Other invested assets		$69	$76
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.2 billion and $5.3 billion at December 31, 2024 and 2023, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $311 million, $332 million and $323 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $70 million, $71 million and $55 million for the years ended December 31, 2024, 2023 and 2022, respectively.
See “— Variable Interest Entities” for information on investments in affiliated REJV.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
8. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 9 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
MTL - 57

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge (i) mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, (ii) against changes in value of securities the Company owns or anticipates acquiring, and (iii) against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In certain instances, the Company may enter into a combination of transactions to hedge changes in interest rates within a pre-determined range through the purchase and sale of options. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
MTL - 58

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Other Derivatives
Longevity swaps are used by the Company primarily to mitigate risks associated with life expectancy and unanticipated changes in mortality rates. The Company utilizes longevity swaps in nonqualifying hedging relationships.
MTL - 59

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2024			2023
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$387	$—	$37	$107	$—	$26
Foreign currency swaps	Foreign currency exchange rate	4	—	—	16	1	—
Subtotal		391	—	37	123	1	26
Cash flow hedges:
Interest rate swaps	Interest rate	343	—	28	344	—	19
Foreign currency swaps	Foreign currency exchange rate	4,874	385	30	4,392	258	63
Subtotal		5,217	385	58	4,736	258	82
Total qualifying hedges		5,608	385	95	4,859	259	108
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	—	—	—	125	2	—
Interest rate caps	Interest rate	750	2	—	1,125	17	—
Interest rate floors	Interest rate	650	4	—	1,400	2	—
Interest rate futures	Interest rate	—	—	—	100	—	—
Interest rate options	Interest rate	307	1	—	308	4	—
Synthetic GICs	Interest rate	43,558	—	—	42,920	—	—
Foreign currency swaps	Foreign currency exchange rate	567	55	1	582	47	4
Foreign currency forwards	Foreign currency exchange rate	267	3	—	247	—	5
Credit default swaps - purchased	Credit	13	—	—	18	—	—
Credit default swaps - written	Credit	—	—	—	193	4	—
Longevity swaps	Longevity	1,000	—	—	—	—	—
Total non-designated or nonqualifying derivatives		47,112	65	1	47,018	76	9
Total		$52,720	$450	$96	$51,877	$335	$117

MTL - 60

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2024
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$(12)	N/A
Hedged items	—	—	N/A	12	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	—	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	—	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(10)
Amount of gains (losses) reclassified from AOCI into income	—	(4)	—	—	4
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	167
Amount of gains (losses) reclassified from AOCI into income	—	18	—	—	(18)
Foreign currency transaction gains (losses) on hedged items	—	(14)	—	—	—
Subtotal	—	—	—	—	143
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(14)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	32	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	—	N/A	N/A
Credit derivatives — written (1)	—	N/A	2	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(11)	N/A	N/A
Subtotal	—	N/A	9	N/A	N/A
Earned income on derivatives	51	—	19	(5)	—
Synthetic GICs	N/A	N/A	66	N/A	N/A
Embedded derivatives	N/A	N/A	94	N/A	N/A
Total	$51	$—	$188	$(5)	$143
MTL - 61

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	N/A	$—	N/A
Hedged items	—	—	N/A	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(1)	—	N/A	—	N/A
Hedged items	—	—	N/A	—	N/A
Subtotal	(1)	—	N/A	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(4)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	(256)
Amount of gains (losses) reclassified from AOCI into income	—	9	—	—	(9)
Foreign currency transaction gains (losses) on hedged items	—	(6)	—	—	—
Subtotal	—	3	—	—	(269)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(44)	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(38)	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(1)	N/A	N/A
Credit derivatives — written (1)	—	N/A	3	N/A	N/A
Equity derivatives (1)	—	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	15	N/A	N/A
Subtotal	—	N/A	(65)	N/A	N/A
Earned income on derivatives	34	—	47	(3)	—
Synthetic GICs	N/A	N/A	58	N/A	N/A
Embedded derivatives	N/A	N/A	(12)	N/A	N/A
Total	$33	$3	$28	$(3)	$(269)

MTL - 62

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Interest Credited to PABs	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	N/A	$(23)	N/A
Hedged items	(1)	—	N/A	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	N/A	—	N/A
Hedged items	(5)	—	N/A	—	N/A
Subtotal	(1)	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	28	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	80	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	5	N/A	N/A
Credit derivatives — written (1)	—	N/A	(2)	N/A	N/A
Equity derivatives (1)	16	N/A	—	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(30)	N/A	N/A
Subtotal	16	N/A	81	N/A	N/A
Earned income on derivatives	33	—	42	—	—
Synthetic GICs	N/A	N/A	—	N/A	N/A
Embedded derivatives	N/A	N/A	181	N/A	N/A
Total	$48	$(10)	$304	$—	$312
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets.
MTL - 63

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
	(In millions)
Fixed maturity securities AFS	$10	$8	$—	$1
Mortgage loans	$32	$14	$(1)	$(1)
PABs	$(48)	$(66)	$35	$23
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets to fixed rate assets and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $5 million, $4 million and $8 million for the years ended December 31, 2024, 2023 and 2022, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2024 and 2023.
At December 31, 2024 and 2023, the balance in AOCI associated with cash flow hedges was $275 million and $132 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2024, the Company expected to reclassify $72 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
MTL - 64

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2024			2023
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$—	$—	0.0	$4	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings Inc. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s International Swaps and Derivatives Association, Inc. Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 9 for a description of the impact of credit risk on the valuation of derivatives.
MTL - 65

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2024		2023
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$465	$96	$349	$117
OTC-cleared (1)	—	—	4	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	465	96	353	117
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(60)	(60)	(74)	(74)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(301)	—	(215)	—
OTC-cleared	—	—	(4)	—
Securities collateral: (5)
OTC-bilateral	(99)	(36)	(31)	(42)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$5	$—	$29	$1
______________
(1)At December 31, 2024 and 2023, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $15 million and $18 million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2024 and 2023, the Company received excess cash collateral of $5 million and $1 million, respectively. At December 31, 2024 and 2023, the Company provided excess cash collateral of $0 and $2 million, respectively, which are not included in the table above due to the foregoing limitation.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2024, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2024 and 2023, the Company received excess securities collateral with an estimated fair value of $5 million and $1 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2024 and 2023, the Company provided excess securities collateral with
MTL - 66

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Derivatives (continued)
an estimated fair value of $90 million and $36 million, respectively, for its OTC-bilateral derivatives, and $9 million and $6 million, respectively, for its OTC-cleared derivatives.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. The Company’s netting agreements for derivatives generally contain provisions that require the counterparty (or its guarantor, if applicable) to maintain specified minimum credit ratings above investment grade level from Moody’s, S&P or both. In those agreements, if the credit rating of the counterparty (or its guarantor, if applicable) were to fall below the applicable minimum rating, that counterparty would be in violation of these provisions, and the Company could terminate the transactions and demand immediate settlement and payment based on reasonable valuation of the derivatives. A significant portion of the Company’s netting agreements for derivatives grant similar rights to the counterparty to terminate the transactions and demand immediate settlement and payment if the Company’s financial strength rating were to fall below specified minimum levels above investment grade.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2024	2023
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$36	$43
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$43	$53
______________
(1)After taking into consideration the existence of netting agreements.
Embedded Derivatives
The Company is a party to certain reinsurance agreements that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2024	2023
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(206)	$(112)
MTL - 67

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL - 68

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2024
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$6,373	$2,021	$8,394
Foreign corporate	—	3,564	2,362	5,926
RMBS	—	5,205	339	5,544
ABS & CLO	—	2,135	1,881	4,016
U.S. government and agency	2,401	971	—	3,372
Foreign government	—	1,883	—	1,883
CMBS	—	969	368	1,337
Municipals	—	1,299	—	1,299
Total fixed maturity securities AFS	2,401	22,399	6,971	31,771
Short-term investments	166	—	1	167
Other investments	—	—	11	11
Derivative assets: (1)
Interest rate	—	7	—	7
Foreign currency exchange rate	—	443	—	443
Credit	—	—	—	—
Total derivative assets	—	450	—	450
Separate account assets (2)	851	7,450	130	8,431
Total assets	$3,418	$30,299	$7,113	$40,830
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$65	$—	$65
Foreign currency exchange rate	—	31	—	31
Total derivative liabilities	—	96	—	96
Embedded derivatives within liability host contracts (3)	—	—	(206)	(206)
Total liabilities	$—	$96	$(206)	$(110)
MTL - 69

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,813	$2,302	$8,115
Foreign corporate	—	3,303	2,115	5,418
RMBS	—	4,274	238	4,512
ABS & CLO	—	2,196	492	2,688
U.S. government and agency	1,397	823	—	2,220
Foreign government	—	1,562	—	1,562
CMBS	—	1,098	200	1,298
Municipals	—	1,149	—	1,149
Total fixed maturity securities AFS	1,397	20,218	5,347	26,962
Short-term investments	670	46	—	716
Other investments	—	—	15	15
Derivative assets: (1)
Interest rate	—	25	—	25
Foreign currency exchange rate	—	306	—	306
Credit	—	4	—	4
Total derivative assets	—	335	—	335
Separate account assets (2)	202	6,223	179	6,604
Total assets	$2,269	$26,822	$5,541	$34,632
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$45	$—	$45
Foreign currency exchange rate	—	72	—	72
Total derivative liabilities	—	117	—	117
Embedded derivatives within liability host contracts (3)	—	—	(112)	(112)
Total liabilities	$—	$117	$(112)	$5
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
MTL - 70

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Foreign government securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL - 71

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL - 72

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
______________
(1)Option-based only.
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MTL - 73

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2024				December 31, 2023				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	47	-	116	92	20	-	119	92	Increase
	•	Market pricing	•	Quoted prices (4)	62	-	100	94	40	-	109	89	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	49	-	106	96	52	-	102	94	Increase (5)
CMBS	•	Market pricing	•	Quoted prices (4)	51	-	112	104	—	-	—	—	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	44	-	113	95	78	-	100	93	Increase (5)
______________
(1)The weighted average for fixed maturity securities AFS is determined based on the estimated fair value of the securities.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MTL - 74

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):
MTL - 75

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments	Other Investments	Separate Accounts (7)	Net Embedded Derivatives (8)
	(In millions)
Balance, January 1, 2023	$3,351	$548	$27	$—	$17	$215	$124
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	3	(2)	—	—	(2)	(33)	(12)
Total realized/unrealized gains (losses) included in AOCI	174	17	—	—	—	—	—
Purchases (3)	1,263	342	—	—	—	1	—
Sales (3)	(361)	(40)	—	—	—	(4)	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—
Transfers into Level 3 (4)	18	85	—	—	—	—	—
Transfers out of Level 3 (4)	(31)	(20)	(27)	—	—	—	—
Balance, December 31, 2023	$4,417	$930	$—	$—	$15	$179	$112
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	—	10	—	—	(4)	(24)	94
Total realized/unrealized gains (losses) included in AOCI	(173)	100	—	—	—	—	—
Purchases (3)	1,294	1,113	—	1	—	2	—
Sales (3)	(217)	(348)	—	—	—	(26)	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—
Transfers into Level 3 (4)	23	893	—	—	—	—	—
Transfers out of Level 3 (4)	(961)	(110)	—	—	—	(1)	—
Balance, December 31, 2024	$4,383	$2,588	$—	$1	$11	$130	$206
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$—	$1	$—	$181
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$4	$(1)	$—	$—	$(2)	$—	$(12)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2024: (5)	$—	$11	$—	$—	$(4)	$—	$94
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$175	$16	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2024: (5)	$(179)	$96	$—	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2022:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$4	$—	$—	$—	$(18)	$36	$181
Total realized/unrealized gains (losses) included in AOCI	$(887)	$(65)	$(17)	$—	$—	$—	$—
______________
MTL - 76

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss).
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2024	2023
	(In millions)
Carrying value after measurement
Mortgage loans (1)	$45	$—

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(13)	$—	$—
______________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 7.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. The following tables exclude: cash and cash equivalents, which are primarily classified as Level 1, and accrued investment income, payables for collateral under securities loaned and other transactions, which are primarily classified as Level 2. The Company believes that due to the short-term nature of these excluded financial instruments, the estimated fair value approximates carrying value.
MTL - 77

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2024
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$10,800	$—	$—	$9,998	$9,998
Policy loans	$1,442	$—	$—	$1,640	$1,640
Other invested assets	$97	$—	$99	$—	$99
Premiums, reinsurance and other receivables	$1,037	$—	$71	$909	$980
Liabilities
PABs	$15,190	$—	$—	$14,736	$14,736
Long-term debt	$—	$—	$—	$—	$—
Separate account liabilities	$846	$—	$846	$—	$846

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,776	$—	$—	$8,964	$8,964
Policy loans	$1,550	$—	$—	$1,837	$1,837
Other invested assets	$158	$—	$160	$—	$160
Premiums, reinsurance and other receivables	$1,107	$—	$55	$1,006	$1,061
Liabilities
PABs	$13,117	$—	$—	$12,856	$12,856
Long-term debt	$107	$—	$107	$—	$107
Separate account liabilities	$855	$—	$855	$—	$855
10. Long-term Debt
The Company’s long-term debt outstanding was comprised of a surplus note, which bore interest at a fixed rate of 7.63% and was repaid in cash at maturity in January 2024 with the approval of the insurance department of the state of domicile. The outstanding balance of the surplus note was $107 million at December 31, 2023.
Interest expense related to the surplus note, included in other expenses, was $0, $9 million and $9 million for the years ended December 31, 2024, 2023 and 2022, respectively.
MTL - 78

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“authorized control level RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice authorized control level RBC (“Company Action Level RBC”). The Company Action Level RBC ratios for MTL were in excess of 370% and in excess of 410% at December 31, 2024 and 2023, respectively.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
For private placement variable life insurance stable value wrap reserves, under NAIC SAP, reserves are computed under the NAIC model standard valuation. For Domiciliary SAP, private placement variable life insurance stable value wrap reserves are computed in accordance with a permitted practice approved by the Department. The impact of the permitted accounting practice increased the statutory capital and surplus of MTL by $8 million and $10 million on December 31, 2024 and 2023, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $361 million, $411 million, and $232 million at December 31, 2024, 2023 and 2022, respectively. Statutory capital and surplus was $2.2 billion and $2.5 billion at December 31, 2024 and 2023, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL paid $373 million and $189 million in dividends to MetLife, Inc. for the years ended December 31, 2024 and 2023, respectively, including amounts where regulatory approval was obtained as required. Under Nebraska Insurance Code, MTL
MTL - 79

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
has calculated that it may pay approximately $358 million to MetLife, Inc. without prior regulatory approval by the end of 2025.
AOCI
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	FPBs Discount Rate Remeasurement Gains (Losses)	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2021	$992	$71	$(280)	$(2)	$(9)	$772
OCI before reclassifications	(5,465)	323	2,084	(19)	1	(3,076)
Deferred income tax benefit (expense)	1,147	(68)	(436)	3	—	646
AOCI before reclassifications, net of income tax	(3,326)	326	1,368	(18)	(8)	(1,658)
Amounts reclassified from AOCI	179	(11)	—	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	—	1	134
Balance at December 31, 2022	(3,184)	317	1,368	(18)	(7)	(1,524)
OCI before reclassifications	848	(260)	(630)	8	1	(33)
Deferred income tax benefit (expense)	(178)	55	131	(2)	—	6
AOCI before reclassifications, net of income tax	(2,514)	112	869	(12)	(6)	(1,551)
Amounts reclassified from AOCI	488	(9)	—	—	1	480
Deferred income tax benefit (expense)	(102)	2	—	—	—	(100)
Amounts reclassified from AOCI, net of income tax	386	(7)	—	—	1	380
Balance at December 31, 2023	(2,128)	105	869	(12)	(5)	(1,171)
OCI before reclassifications	(781)	157	565	9	(2)	(52)
Deferred income tax benefit (expense)	164	(33)	(119)	(2)	—	10
AOCI before reclassifications, net of income tax	(2,745)	229	1,315	(5)	(7)	(1,213)
Amounts reclassified from AOCI	76	(14)	—	—	1	63
Deferred income tax benefit (expense)	(16)	3	—	—	—	(13)
Amounts reclassified from AOCI, net of income tax	60	(11)	—	—	1	50
Balance at December 31, 2024	$(2,685)	$218	$1,315	$(5)	$(6)	$(1,163)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MTL - 80

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2024	2023	2022
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Unrealized investment gains (losses):
Unrealized investment gains (losses)	$(74)	$(488)	$(177)	Net investment gains (losses)
Unrealized investment gains (losses)	—	1	—	Net investment income
Unrealized investment gains (losses)	(2)	(1)	(2)	Net derivative gains (losses)
Unrealized investment gains (losses), before income tax	(76)	(488)	(179)
Income tax (expense) benefit	16	102	37
Unrealized investment gains (losses), net of income tax	(60)	(386)	(142)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	(4)	—	(10)	Net investment gains (losses)
Foreign currency exchange rate derivatives	18	9	21	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	14	9	11
Income tax (expense) benefit	(3)	(2)	(2)
Gains (losses) on cash flow hedges, net of income tax	11	7	9
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(50)	$(380)	$(134)
12. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Amortization of DAC and VOBA	$53	$46	$39
Interest expense on debt	—	9	9
General and administrative expenses (1)	111	102	148
Commissions and other variable expenses	398	30	216
Capitalization of DAC	(142)	(156)	(90)
Premium taxes, other taxes, and licenses & fees	45	31	25
Other	(6)	10	(21)
Total other expenses	$459	$72	$326
__________________
(1)Includes ($17) million, ($19) million and $27 million for the years ended December 31, 2024, 2023 and 2022, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses related to Debt
See Note 10 for additional information on interest expense on debt.
MTL - 81

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Other Expenses (continued)
Affiliated Expenses
See Notes 6 and 15 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
13. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Current:
U.S. federal	$73	$193	$90
U.S. state and local	—	2	—
Non-U.S.	1	1	—
Subtotal	74	196	90
Deferred:
U.S. federal	1	(233)	79
Provision for income tax expense (benefit)	$75	$(37)	$169
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2024	2023	2022
	(In millions)
Tax provision at U.S. statutory rate	$88	$(30)	$161
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	(10)	(4)	6
Other, net	(2)	(2)	3
Provision for income tax expense (benefit)	$75	$(37)	$169
MTL - 82

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2024	2023
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$902	$1,077
Net operating loss carryforwards (1)	5	4
Employee benefits	3	4
Net unrealized investment losses	658	541
Total gross deferred income tax assets	1,568	1,626
Less: Valuation allowance	5	4
Total net deferred income tax assets	1,563	1,622
Deferred income tax liabilities:
Investments, including derivatives	1,107	1,118
Intangibles	3	4
DAC	43	55
Other	35	67
Total deferred income tax liabilities	1,188	1,244
Net deferred income tax asset (liability)	$375	$378
______________
(1)The Company has recorded a deferred tax asset of $5 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2024. U.S. state net operating loss carryforwards will expire between 2029 and 2043.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included ($13) million and $5 million at December 31, 2024 and 2023, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2017.
14. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On a quarterly and annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
MTL - 83

Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Contingencies and Commitments (continued)

Pitt v. Metropolitan Tower Life Insurance Company, et al. (S.D. Cal., filed April 10, 2020)
In this case initially filed as a putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied Plaintiff’s motion to certify the class and subsequently dismissed her individual claim. Plaintiff has appealed the dismissal of her claims but not the denial of class certification. The Ninth Circuit Court of Appeals certified to the California Supreme Court the key question on appeal of whether the California lapse statutes apply to plaintiff’s policy, which was issued and delivered in Ohio.
Insolvency Assessments
Many jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers or those that may become impaired, insolvent or fail. These associations levy assessments, up to prescribed limits, on all member insurers in a particular jurisdiction on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. In addition, certain jurisdictions have government owned or controlled organizations providing life, health and property and casualty insurance to their citizens, whose activities could place additional stress on the adequacy of guaranty fund assessments. Many of these organizations have the power to levy assessments similar to those of the guaranty associations. Some jurisdictions permit member insurers to recover assessments paid through full or partial premium tax offsets.
Assets and liabilities held for insolvency assessments are as follows:

December 31,
2024
(In millions)
Other Assets:
Premium tax offset for future discounted and undiscounted assessments	$6
Premium tax offset currently available for paid assessments	19
Total	$25
Other Liabilities:
Insolvency assessments	$7
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $223 million and $455 million at December 31, 2024 and 2023, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2024 and 2023.
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Metropolitan Tower Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $153 million, $133 million and $96 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $18 million and $44 million at December 31, 2024 and 2023, respectively.
See Notes 6, 7 and 11 for additional information on related party transactions.
16. Subsequent Events
The Company has evaluated events subsequent to December 31, 2024, through April 4, 2025, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL - 85